UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Willis Lease Finance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXECUTIVE CHAIRMAN’S LETTER TO OUR STOCKHOLDERS

Dear Fellow Stockholders,

On behalf of the Board of Directors, I am pleased to invite you to attend our special meeting of stockholders of Willis Lease Finance Corporation, which will be held virtually on December 15, 2026.

At the meeting, you will be asked to consider and vote upon a proposal to approve the reincorporation of our Company from the State of Delaware to the State of Nevada by statutory conversion. We believe that Nevada’s corporate law framework provides a supportive, predictable environment that is in the best interests of the Company and its stockholders. The proposal to reincorporate to Nevada was recommended following a rigorous and thoughtful analysis by our Board of Directors acting on a recommendation of a special committee composed of independent directors.

The formal Notice of Special Meeting and Proxy Statement for this meeting are enclosed with this letter. These materials contain important information about the proposal to be considered at the special meeting, including who is entitled to vote and the different methods you may use to vote. We encourage you to read them carefully.

Your vote is important to us. Whether or not you plan to attend the virtual special meeting, please vote your shares by one of the methods described in the enclosed materials to ensure that your shares are represented and voted in accordance with your wishes.

The Board values your continued engagement and thanks you for your continued investment in and support of Willis Lease.

Sincerely,

Charles F. Willis, IV

Executive Chairman of Willis Lease Finance Corporation

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Willis Lease Finance Corporation 4700 Lyons Technology Parkway Coconut Creek, Florida 33073

Dear Stockholder:

You are cordially invited to attend a Special Meeting of stockholders of Willis Lease Finance Corporation (as may be adjourned or postponed, the “Special Meeting”) which will be held virtually via live webcast at 10:00 a.m., Eastern Time, on December 15, 2026.

The platform for the virtual Special Meeting includes functionality that affords validated stockholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log in to the virtual Special Meeting are provided below and, once admitted, stockholders may view reference materials and vote their shares by following the instructions that will be available on the Special Meeting website.

Stockholders will be asked to approve:

•

the reincorporation of Willis Lease Finance Corporation to the State of Nevada by statutory conversion, as described in greater detail in this Proxy Statement. The Board of Directors recommends that you vote FOR this proposal (the “Nevada Reincorporation Proposal”); and

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the adjournment of the Special Meeting if necessary or appropriate to permit further solicitation and voting of proxies if there are insufficient votes at the time of the Special Meeting to approve the Nevada Reincorporation Proposal. The Board of Directors recommends that you vote FOR this adjournment proposal (the “Adjournment Proposal” and, together with the Nevada Reincorporation Proposal, each a “Proposal” and collectively, the “Proposals”).

The Board of Directors of Willis Lease Finance Corporation has fixed the close of business on November 2, 2026, as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting (the “Record Date”). The stock transfer books will not be closed between the Record Date and the date of the meeting. A quorum comprising the holders of the majority of the outstanding shares of our common stock on the Record Date must be present or represented for the transaction of business at the Special Meeting. Accordingly, it is important that your shares be represented at the meeting.

Access and Log in Instructions for Virtual Special Meeting

Register prior to the Special Meeting at www.proxydocs.com/WLFC using your unique 12-digit or 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. You will be able to attend the Special Meeting by following the instructions that will be emailed to you upon completion of such registration. Online access to the Special Meeting will open at 9:45 a.m., Eastern Time, to allow time for you to log in prior to the start of the live webcast of the Special Meeting at 10:00 a.m., Eastern Time.

How Beneficial Owners May Participate in the Virtual Special Meeting

If your shares are registered in the name of your bank, broker or other nominee, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner, to vote or ask questions at the virtual Special Meeting, you must first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend the Special Meeting. Follow the instructions from your bank, broker or other nominee included with the proxy materials that you are provided, or contact your bank, broker or other nominee to request a legal proxy form.

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After obtaining a valid legal proxy from your bank, broker or other nominee, to register to vote or ask questions at the virtual Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to DSMSupport@BetaNXT.com.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 14, 2026. You will receive a confirmation of your registration by email after we receive your required registration materials.

Voting Methods

BEFORE the Special Meeting:

Vote by Internet: Go to www.proxypush.com/WLFC until 10:00 a.m. Eastern Time on December 15, 2026.

Vote by Phone: Call toll-free 1-866-994-5580 until 10:00 a.m. Eastern Time on December 15, 2026.

Vote by Mail: Complete, sign and date the proxy card/voting instruction card and return it promptly in the postage-paid envelope that is enclosed with your proxy materials.

DURING the Special Meeting:

Vote by Internet: Go to www.proxypush.com/WLFC and vote during the Special Meeting by entering the 12-digit or 16-digit control number included in your proxy materials and following the instructions on the Special Meeting website.

It remains very important that your shares are represented and voted at the Special Meeting. Therefore, we strongly encourage you to vote in advance of the Special Meeting. You may revoke your proxy at any time prior to the time it is voted at the Special Meeting. Returning the proxy card does not deprive you of your right to virtually attend the meeting and to vote your shares at the virtual Special Meeting.

Proxy materials were mailed to you on or about November 6, 2026. Please read the proxy materials carefully. Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Z. Clifton Dameron IV

Senior Vice President,

General Counsel and

Corporate Secretary

November 5, 2026

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EXECUTIVE CHAIRMAN’S LETTER TO OUR STOCKHOLDERS	1

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS	2

SOLICITATION AND VOTING OF PROXIES	6
General	6
Voting	6
Revocability of Proxies	7
Solicitation	7
Proposals – Vote Required	7

PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION AND THE ADOPTION OF THE REINCORPORATION RESOLUTIONS	8
Principal Terms of the Nevada Reincorporation	8
Background of the Nevada Reincorporation	10
General	10
The Evaluation of the Nevada Reincorporation by the Board and the Special Committee	10
Reasons for the Nevada Reincorporation	13
Nevada Law Provides More Predictability and Certainty in the Underlying Laws that Impact Decision-Making	13
The Nevada Reincorporation Reduces the Risk of Opportunistic Litigation Against the Company, and its Directors and Officers, Which Can be Time-Consuming, Burdensome and Expensive.	14
Expected Savings From Not Having to Pay a Franchise Tax in Delaware	15
Risks of the Nevada Reincorporation	15
Extensive Delaware Case Law and Established Court System.	15
Transaction Costs and Litigation Risk	16
Certain Differences in Nevada Law and Potential Criticism by Stockholders	16
Effects of the Nevada Reincorporation	16
Certain Differences Between the Delaware Charter and Bylaws and the Nevada Articles and Bylaws	17
Comparison of Stockholder Rights under Delaware and Nevada Law	25
Series A Preferred Stock and Series B Preferred Stock	46
No Impact on Nasdaq Listing or SEC Reporting Obligations	46
No Material Accounting Implications	46
No Exchange of Stock Certificates Required	46
No Impact on Eligible Derivative Actions	46
Certain U.S. Federal Income Tax Consequences	47
Anti-Takeover Implications of the Nevada Reincorporation	49
Legal Proceedings	49
Regulatory Matters	50
Appraisal Rights	50
Interests of Certain Persons	50
Recommendation of the Board	50

PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE TO PERMIT FURTHER SOLICITATION AND VOTING OF PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE NEVADA REINCORPORATION PROPOSAL	51
Recommendation of the Board	51

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	52

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STOCKHOLDER PROPOSALS	53

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS	54
Forward-Looking Statements	54

OTHER MATTERS	54

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SOLICITATION AND VOTING OF PROXIES

General

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (also referred to as the “Board”, “Directors”, or “Board of Directors”) of Willis Lease Finance Corporation (“we,” “us,” “our,” “Willis Lease” or the “Company”) for proxies to be voted at our Special Meeting, which will be held virtually via live webcast at 10:00 a.m., Eastern Time, on December 15, 2026. Register prior to the Special Meeting, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting, at www.proxydocs.com/WLFC using your unique 12-digit or 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. You will be able to attend the Special Meeting by following the instructions that will be emailed to you upon completion of such registration.

This Proxy Statement is being mailed on or about November 6, 2026 to our stockholders of record as of November 2, 2026.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting to be held on December 15, 2026:

The Proxy Statement and Proxy Card

are also available free of charge at

www.proxydocs.com/WLFC

Voting

The close of business on the Record Date is the record date for determining whether you, in your capacity as a stockholder, are entitled to notice of and to vote at the Special Meeting. As of the Record Date, we had 22,812,964 shares of common stock, par value $0.01 per share (referred to herein as the “Delaware Corporation Common Stock”), issued and outstanding. All of the shares of Delaware Corporation Common Stock outstanding on the Record Date are expected to be entitled to vote at the Special Meeting. If you are entitled to vote at the meeting, you will have one vote for each share of Delaware Corporation Common Stock you hold with regard to each matter to be voted upon.

The required quorum for the meeting is a majority of the outstanding shares of Delaware Corporation Common Stock eligible to be voted on the matters to be considered at the meeting.

Shares of our Delaware Corporation Common Stock represented by proxies which are properly executed and returned to us on the accompanying proxy card will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. If you do not mark any instructions on the proxy card, your shares represented by the proxy card will be voted for the approval of the reincorporation of the Company to the State of Nevada by conversion and in favor of the Adjournment Proposal.

If a properly signed proxy or ballot indicates that you abstain from voting, your shares will not be counted as having been voted on the Proposals, although your shares will be counted as being in attendance at the meeting for purposes of determining the presence of a quorum.

Because each Proposal is considered a non-routine matter, broker non-votes are not applicable and will have no effect on the presence of a quorum or the outcome of the vote. If you hold your shares in street name, your broker may not vote your shares for you if you do not provide instructions to your broker.

We encourage stockholders to vote in advance of the Special Meeting, even if they plan to access the Special Meeting virtually. In order to vote in advance, proxies submitted by internet or telephone must be received by

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10:00 a.m. Eastern Time on December 15, 2026. Stockholders can vote during the Special Meeting, using the internet. Beneficial holders who wish to vote during the Special Meeting must obtain a valid legal proxy from their broker, bank or other nominee prior to the date of the Special Meeting and then register in advance no later than 5:00 p.m., Eastern Time, on December 14, 2026. Voting by a stockholder during the Special Meeting will replace and supersede any previous votes cast by that stockholder by internet, telephone or mail.

Revocability of Proxies

Stockholders of record may revoke their proxy at any time before the polls close by submitting a later-dated proxy card, by voting using the internet at the Special Meeting, by delivering an instrument of revocation to our Corporate Secretary before the Special Meeting, or by voting again using the internet or by telephone before the cut-off time. Your latest vote is the one that will be counted, whether cast at the Special Meeting or submitted by internet or telephone before the cut-off time. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that nominee to revoke any prior voting instructions.

Solicitation

This solicitation is made by our Board of Directors on our behalf. The entire cost of preparing, assembling and mailing the Notice of Special Meeting, this Proxy Statement and the enclosed proxy card, and of soliciting proxies, will be paid by us. Proxies will be solicited principally through the use of mail services, but we may solicit proxies personally or by telephone, electronic mail or special letter by our officers and our regular employees for no additional compensation. We have retained Mediant Communications LLC to act as an advisor at an estimated cost to us of approximately $25,000 plus out-of-pocket expenses.

Proposals – Vote Required

Pursuant to Section 266 of the DGCL, assuming a quorum is present, the Nevada Reincorporation Proposal must be approved by a majority of the outstanding shares of the Company entitled to vote on the Nevada Reincorporation Proposal, meaning the shares of Delaware Corporation Common Stock. The affirmative vote of a majority of the shares of Delaware Corporation Common Stock voting in person or by proxy at the Special Meeting is required for the approval of the Adjournment Proposal. The holders of the Delaware Corporation Common Stock are entitled to vote on the Proposals.

Any shares not voted “FOR” the Nevada Reincorporation Proposal, including abstentions, will have the same effect as a vote “AGAINST” this proposal. Abstentions will have no effect on the outcome of the Adjournment Proposal.

Because the Proposals are both considered non-routine matters, broker non-votes are not applicable and will have no effect on the presence of a quorum or the outcome of the vote. If you hold your shares of Delaware Corporation Common Stock in street name, your broker may not vote your shares for you if you do not provide instructions to your broker.

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PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION AND THE ADOPTION OF THE REINCORPORATION RESOLUTIONS

After careful consideration, the Board has approved the reincorporation, by conversion, of the Company from a corporation organized under the laws of the State of Delaware (the Company so organized is referred to in this Proxy Statement as the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the Company as would be so organized is referred to in this Proxy Statement as the “Nevada Corporation”). As more fully described below, the Board recommends that the stockholders approve the Nevada Reincorporation Proposal. A vote “FOR” the Nevada Reincorporation Proposal will be a vote for the adoption of the resolutions of the Board approving the reincorporation (the “Reincorporation Resolutions”) that are included as Attachment 1 to this Proxy Statement. Attached to the Reincorporation Resolutions is the Plan of Conversion, which sets forth the manner in which the reincorporation to Nevada will be undertaken in greater detail (the “Plan of Conversion” and the reincorporation contemplated by the Plan of Conversion, the “Nevada Reincorporation”). The Plan of Conversion is included in this Proxy Statement as Appendix A to the Reincorporation Resolutions attached to this Proxy Statement.

The Board believes that reincorporation to Nevada is in the best interests of the Company and its stockholders for the reasons set forth below, as described further in the section “Reasons for the Nevada Reincorporation”:

•	Nevada law provides more predictability and certainty in the underlying laws that impact decision-making;

•	reduction in the risk of opportunistic litigation against the Company, and its directors and officers, which can be time-consuming, burdensome and expensive; and

•	expected savings from no longer being required to pay a franchise tax in Delaware.

Principal Terms of the Nevada Reincorporation

The Nevada Reincorporation Proposal, if approved by our stockholders and effected by the Company, will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware (as amended, the “DGCL”), and Section 92A.195 of the Nevada Revised Statutes (as amended, “NRS”), as set forth in the Plan of Conversion. Approval of the Nevada Reincorporation Proposal will constitute stockholder approval of the Plan of Conversion and adoption of the Reincorporation Resolutions.

Through the adoption of the Plan of Conversion, Nevada Reincorporation (if effected) will result in the following effects:

•	The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “Willis Lease Finance Corporation”.

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The affairs of the Company will cease to be governed by Delaware corporate law and will instead be subject to Nevada corporate law. See “Comparison of Stockholder Rights under Delaware and Nevada Law.”

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The Company will cease to be governed by the Amended and Restated Certificate of Incorporation, dated March 12, 1998 (as thereafter amended, modified, supplemented or otherwise revised from time to time, the “Delaware Charter”), and Bylaws, dated as of April 18, 2001 (as thereafter amended, modified, supplemented or otherwise revised from time to time, the “Delaware Bylaws”). The Company will instead be subject to the provisions of the proposed Nevada Articles of Incorporation (the “Nevada Articles”) and the proposed Nevada Bylaws (the “Nevada Bylaws”), copies of which are included as Exhibits I and II, respectively, to the Plan of Conversion that is included in this Proxy Statement. See “Effects of the Nevada Reincorporation – Certain Differences Between the Delaware Charter and Bylaws and the Nevada Articles and Bylaws.”

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The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation and the cost of corporate franchise taxes).

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Each outstanding share of Delaware Corporation Common Stock will be automatically converted into one outstanding share of common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Common Stock” and together with the Delaware Corporation Common Stock, the “Common Stock”) pursuant to the Plan of Conversion that is included in this Proxy Statement.

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Each outstanding share of Series A Preferred Stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Series A Preferred Stock”) will be automatically converted into one outstanding share of Series A Preferred Stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Series A Preferred Stock”) pursuant to the Plan of Conversion.

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Each outstanding share of Series B Preferred Stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Series B Preferred Stock”, and together with the Delaware Corporation Series A Preferred Stock, the “Delaware Corporation Preferred Stock”) will be automatically converted into one outstanding share of Series B Preferred Stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Series B Preferred Stock” and together with the Nevada Corporation Series A Preferred Stock, the “Nevada Corporation Preferred Stock” and collectively with the Delaware Corporation Preferred Stock, as used in this Proxy Statement, the “Preferred Stock”) pursuant to the Plan of Conversion.

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The rights and privileges of the Nevada Corporation Series A Preferred Stock will be governed by a certificate of designation with respect to the Nevada Corporation Series A Preferred Stock (the “Nevada Series A Certificate of Designation”) and the rights and privileges of the Nevada Corporation Series B Preferred Stock will be governed by a certificate of designation with respect to the Nevada Corporation Series B Preferred Stock (the “Nevada Series B Certificate of Designation” and, together with the Nevada Series A Certificate of Designation, Nevada Articles and Nevada Bylaws, the “Nevada Governing Documents”) attached as Exhibit III and Exhibit IV to the Plan of Conversion that is included in this Proxy Statement.

•	Stockholders will not need to exchange their existing stock certificates for new stock certificates.

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Any warrant, option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into, exchange for or based on the value of, the Delaware Corporation Common Stock or other equity security of the Delaware Corporation, whether vested or unvested, which is outstanding immediately prior to the Effective Time (as defined below), shall, from and after the Effective Time, constitute a warrant, option, performance stock unit, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Nevada Corporation Common Stock or other equity security of the Nevada Corporation, as applicable, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable security immediately prior to the Effective Time.

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Each agreement (including any benefit plan or compensation agreement) to which the Delaware Corporation is a party will continue to be an agreement of the Nevada Corporation on the same terms and subject to the same conditions, and any references to the Delaware Corporation in these agreements will be deemed to be references to the Nevada Corporation.

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The Delaware Corporation Common Stock will continue to be traded on the Nasdaq Global Select Market as the Nevada Corporation Common Stock under the symbol “WLFC.” We do not expect any interruption in trading as a result of the Nevada Reincorporation.

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•

The Nevada Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending as of the Effective Time or extinguish or adversely affect the standing or ability of such persons or entities to initiate certain derivative actions or suits on behalf of the Delaware Corporation.

If our stockholders approve the Nevada Reincorporation Proposal, the Nevada Reincorporation will become effective if and when the Company files the articles of conversion, the Nevada Articles, the Nevada Series A Certificate of Designation, the Nevada Series B Certificate of Designation and other appropriate filings with the Nevada Secretary of State and a certificate of conversion with the Secretary of State of the State of Delaware to effect the Nevada Reincorporation, as set forth in greater detail in the Plan of Conversion. The date and time at which the Nevada Reincorporation becomes effective is referred to in this Proxy Statement as the “Effective Time.” The Reincorporation Resolutions have authorized the Company to make such filings after the receipt of stockholder approval of the Nevada Reincorporation Proposal. We do not anticipate making any other filings to effect the Nevada Reincorporation, but the Board has authorized the Company to make any other legal, regulatory or contractual approvals to the extent required to effect the Nevada Reincorporation. The Board or any duly authorized committee thereof may adjust the timing of, or abandon or terminate, the Nevada Reincorporation and the Plan of Conversion at any time prior to the Effective Time, whether before or after the approval by our stockholders, if the Board or such authorized committee determines for any reason that such change, delay or abandonment would be in the best interests of the Company and its stockholders.

Background of the Nevada Reincorporation

General

The Company was incorporated in Delaware in 1985. Many U.S. corporations have historically chosen Delaware as their state of incorporation because of, among other reasons, the extensive experience of the Delaware courts in adjudicating corporate and business-related matters. Beginning in early 2026, in response to a number of factors, including other states’ initiatives geared toward encouraging companies to relocate and certain statutory and judicial legal developments in Delaware, the Board and management began discussions concerning whether the Company should consider changing its state of incorporation.

The Evaluation of the Nevada Reincorporation by the Board and the Special Committee

Many U.S. public corporations have historically chosen Delaware as their state of incorporation because of, among other reasons, the flexible and modern statutory law and the extensive experience of the Delaware courts in adjudicating corporate and business-related matters. However, a number of factors, including other states’ efforts to modernize their corporate law and certain litigation outcomes in Delaware that generated uncertainty about how Delaware courts will rule on previously settled matters and in connection with matters involving controlling stockholders, have prompted some companies to consider reincorporating in other jurisdictions.

In early 2026, representatives of the Board of Directors requested that the Company’s corporate counsel, Milbank LLP (“Milbank”), assist the Board in assessing the advantages and disadvantages of reincorporating the Company in another jurisdiction and of remaining incorporated in Delaware. At the Board’s request, Milbank consulted with Young Conaway Stargatt & Taylor, LLP (“YCST”) as Delaware counsel in connection with certain matters relating to the potential reincorporation. The Company’s in-house legal team met with YCST on March 20, 2026. Milbank and the Company’s in-house legal team also met with Norton Rose Fulbright US LLP (“NRF”) as legal counsel with respect to Texas corporate law and Brownstein Hyatt Farber Schreck, LLP (“BHFS”) as legal counsel with respect to Nevada corporate law. (The Company had previously engaged NRF regarding unrelated commercial and contract issues with respect to Texas law.) The Company’s in-house legal team met with NRF on March 23, 2026.

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On April 29, 2026, the Board formed a special committee composed entirely of directors that are (i) disinterested in the reincorporation evaluation and any reincorporation transaction that may result therefrom, and (ii) independent from the Company and its controlling stockholder (the “Special Committee”). The Special Committee was formed to evaluate whether incorporation in Delaware remained in the best interests of the Company and its stockholders or whether reincorporation in another jurisdiction is advisable and, if advisable, which other jurisdiction of incorporation is in the best interests of the Company and its stockholders.

The Board considered, among other things, a number of factors relating to the procedural safeguards that it believes were and are present to permit the Special Committee to represent effectively the interests of all of the Company’s stockholders. The Board and the Special Committee believe these factors support its determinations and recommendations regarding the Nevada Reincorporation. The following procedural safeguards are listed in no particular order:

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Independence and Disinterestedness: In forming the Special Committee, the Board examined whether, and determined that, each of the Special Committee director members (a) satisfied the criteria under the rules promulgated by the Nasdaq Global Select Market for determining director independence from the Company (and from any controlling stockholders of the Company); (b) had no material interest in evaluating the reincorporation and in the reincorporation itself; (c) had no material relationship with any person (or group of persons) that has a material interest in evaluating the reincorporation; and (d) was otherwise free of any relationship or circumstance that, in the opinion of the Board, would interfere with such member’s exercise of independent judgment as a member of the Special Committee. The Board determined that each member of the Special Committee was independent of the Company and its controlling stockholders and disinterested from the evaluation that the Special Committee had been authorized to perform.

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Procedural Safeguards: The Special Committee was empowered to freely consider the potential reincorporation of the Company in one or more other jurisdictions or to choose to recommend remaining incorporated in Delaware.

•

Prior Special Committee Approval: The Board, concurrently with establishing the Special Committee, resolved not to approve any reincorporation transaction without the prior favorable recommendation by the Special Committee.

•

Active Involvement and Oversight: The numerous formal and informal meetings and communications held by the Special Committee over an approximately twelve-week period (many with its legal advisors present) to discuss and evaluate, among other things, the process for exploring a potential reincorporation, and the Special Committee’s active oversight of the process and negotiations with the Company. The Special Committee was actively engaged in this process on a regular basis and was provided with access to Company management and its advisors, as and when requested, in connection with the evaluation process.

•

Independent Advice: The Special Committee was authorized to select and engage its own legal advisors. The Special Committee engaged legal advisors with respect to matters of Delaware, Texas and Nevada law to assist the Special Committee with its review and evaluation of a potential reincorporation.

•	No Obligation to Recommend that the Board Should Approve: The Special Committee had no obligation to recommend that the Board should approve the Nevada Reincorporation (or any reincorporation).

On May 8, 2026, the Special Committee held its first meeting. In advance of the meeting, written materials were distributed to each member of the Special Committee by Milbank, YCST (prospective Delaware counsel to the Special Committee) and NRF (prospective Texas counsel to the Special Committee), which members of the Special Committee reviewed prior to the meeting. Among other things, the written materials included an overview of potential jurisdictions of incorporation, including Delaware, Nevada and Texas, addressing recent

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corporate law developments in each jurisdiction, statistics regarding recent reincorporations into and out of Delaware, and a comparative overview of key legal matters across Delaware, Texas and Nevada. At the meeting, representatives of Milbank reviewed the Board resolutions forming and empowering the Special Committee and the directors’ fiduciary duties under Delaware law. Representatives of YCST provided an overview of recent judicial and legislative developments in Delaware relevant to the reincorporation evaluation, and representatives of NRF provided a summary of Texas corporate law as it relates to corporate governance. The Special Committee discussed potential alternative jurisdictions of incorporation, including Texas, Nevada and Delaware, and reviewed the written materials previously distributed to the Special Committee. Following discussion, the Special Committee unanimously determined to engage YCST as Delaware counsel and NRF as Texas counsel to the Special Committee.

On May 27, 2026, the Special Committee met for a second time joined by representatives of Milbank, YCST and NRF. NRF and YCST responded to questions from the Special Committee regarding various aspects of Texas and Delaware corporate law, including duties of controlling stockholders, the fiduciary duties of directors, the standards of review that courts use to evaluate the conduct of fiduciaries, including deference to the judgment of the decisionmaker under the business judgment rule, the treatment of transactions with controllers or other interested parties, and the rights of stockholders to obtain information about the corporation. YCST presented additional analysis relating to the process of reincorporation and fiduciary duties in the context of reincorporation. The Special Committee also discussed Nevada as a potential alternative jurisdiction for incorporation and directed Milbank to facilitate an overview of Nevada corporate law from local counsel.

On June 18, 2026, the Special Committee met with representatives of Milbank, YCST and BHFS (prospective Nevada counsel to the Special Committee). At the Special Committee’s request, representatives of BHFS provided an overview of their background and experience in Nevada corporate law and reviewed certain aspects of Nevada corporate law relevant to the Special Committee’s evaluation, including the statute-driven framework of Nevada corporate law, Nevada’s codification of fiduciary duties and the business judgment rule, officer and director liability limitations, the rights of stockholders to file derivative lawsuits and obtain information about the corporation, and the structure of the Nevada court system. The Special Committee asked questions of counsel and discussed various aspects of Nevada law compared to the corresponding Delaware and Texas laws previously reviewed. Following discussion, the Special Committee unanimously determined to engage BHFS as Nevada counsel to the Special Committee.

During the days following the Special Committee meeting on June 18, 2026, the Special Committee engaged in informal discussions and communications regarding potential reincorporation.

On July 23, 2026, the Special Committee met again, joined by representatives of Milbank, YCST and BHFS. At the Special Committee’s request, BHFS had prepared written materials in response to the questions previously circulated by the Special Committee, which were distributed to and reviewed by Special Committee members in advance of the meeting. During the meeting, BHFS provided a detailed overview of certain differences between Delaware and Nevada corporate law, including Nevada’s predominantly statute-based approach, the codification of key corporate law concepts such as fiduciary duties and the business judgment rule, Nevada’s statutory policy directing application of the plain meaning of statutes without modification by laws or judicial decisions from other jurisdictions, and the relative stability and predictability of the Nevada statutory framework. YCST then reviewed the directors’ fiduciary duties under Delaware law in the context of a decision to reincorporate, noting the Special Committee’s regular meetings since formation, review of written materials, and active engagement with counsel from various jurisdictions. The Special Committee noted that it would engage in further internal discussions regarding the potential reincorporation.

Following further informal internal discussions among the Special Committee members, on July 31, 2026, the Special Committee, acting by unanimous written consent, determined that the uncertainties, risks, and potentially negative factors relevant to the Nevada Reincorporation were outweighed by the potential benefits of the Nevada Reincorporation and that the Nevada Reincorporation was advisable and in the best interests of the Company and

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its stockholders. The Special Committee therefore recommended the Nevada Reincorporation to the Board for consideration and approval. In making this determination, the Special Committee considered, among other things, the presentations and advice received from Milbank, YCST, NRF and BHFS at the Special Committee’s meetings, the written materials reviewed by the Special Committee, the various aspects of corporate law in Delaware, Texas and Nevada, and the alternative forms by which a reincorporation could be effected, including by merger and by statutory conversion, and determined to recommend to the Board that effecting the reincorporation by statutory conversion was advisable to and in the best interests of the Company and its stockholders.

On August 7, 2026, at a meeting of the Board, the Special Committee unanimously presented its recommendation to the Board of Directors that the Company reincorporate to the State of Nevada by conversion and that the Special Committee oversee the drafting and preparation of the new Nevada governing documents, including the Plan of Conversion and the Nevada Governing Documents, in consultation with its advisors (the “Special Committee Recommendation”). The chairperson of the Special Committee reported the Special Committee Recommendation and summarized the Special Committee’s process, the factors considered by the Special Committee and the Special Committee’s rationale in making the Special Committee Recommendation to the Board. At that meeting, after discussion and consideration, the Board unanimously approved the Special Committee Recommendation with respect to the Nevada Reincorporation as well as with respect to the Special Committee’s preparation of the documentation necessary to effect the Nevada Reincorporation, subject to the Board’s authority to reconsider the reincorporation matters in whole or in part, at any time and for any reason.

On September 28, 2026, the Special Committee met to discuss key terms and other matters relating to the proposed governing documents of the Nevada Corporation. The Special Committee reviewed drafts of the governing documents that had been prepared by its advisers and discussed differences and similarities with respect to the rights of the Company’s stockholders and other matters in the draft governing documents to be effective upon the Nevada Reincorporation and the Delaware Charter and Delaware Bylaws. At a meeting of the Board of Directors later on September 28, 2026, the Special Committee briefed the Board of Directors on the matters set forth in the governing documents.

On October 23, 2026, the Special Committee approved the Plan of Conversion and the proposed governing documents of the Nevada Corporation in the forms reviewed and discussed at the September 28, 2026 meeting of the Special Committee, and recommended them to the Board in connection with the Nevada Reincorporation. On October 26, 2026, having discussed the proposed governing documents of the Nevada Reincorporation at its September 28, 2026 meeting of the Board of Directors and having received the Special Committee’s recommendation, the Board of Directors unanimously approved the Nevada Reincorporation and recommended that the Company’s stockholders approve the Plan of Conversion, the Nevada Governing Documents and adoption of the Reincorporation Resolutions at a special meeting of the stockholders.

Reasons for the Nevada Reincorporation

In the course of evaluating the Nevada Reincorporation, and in determining to recommend that stockholders approve it, the Special Committee and the Board considered the following factors that tended to support the Nevada Reincorporation (which factors are not intended to be exhaustive and are not presented in any relative order of importance):

Nevada Law Provides More Predictability and Certainty in the Underlying Laws that Impact Decision-Making

We believe that Nevada can offer more predictability and certainty in decision-making because of its statutory regime. Unlike in Delaware, where corporate law regarding fiduciary duties is significantly driven by case law, Nevada codifies the fiduciary duties of directors and officers and provides for a statutory business judgment rule.

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In turn, Nevada courts follow a more predictable statute-based approach to director and officer duties that is less dependent on judicial interpretation. Nevada’s statutory business judgment rule presumes that directors and officers act in good faith, on an informed basis and with a view to the interests of the corporation, and provides for director or officer individual liability only when the plaintiff rebuts the presumption and proves that the director’s or officer’s act or omission constituted a breach of his or her fiduciary duties as a director or officer, and that such breach of fiduciary duty involved intentional misconduct, fraud, or a knowing violation of law. In contrast to Delaware, with one narrow, statutory exception (relating to impeding the right of stockholders to vote for or remove directors) Nevada law does not impose situation-specific conditions, such as requiring that interested, going-private transactions be both recommended by a disinterested committee of independent directors and subject to a “majority of the minority” vote, in order to benefit from the protection of the statutory business judgment rule.

The Nevada Reincorporation is expected to provide greater flexibility in connection with certain corporate transactions. It should be noted that the Nevada Reincorporation is not being effected to prevent an ultimate sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. The Delaware Corporation did not opt out of the Delaware business combination statute but included similar provisions in its Delaware Charter, the Nevada Corporation will opt out of the Nevada business combination statutes (known as the “combinations with interested stockholders” statutes, codified in NRS 78.411 through 78.444, inclusive), and will not include any similar provisions in the Nevada Articles. See “Effects of the Nevada Reincorporation – Certain Differences Between the Delaware Charter and Bylaws and the Nevada Articles and Bylaws – Business Combinations.” The Nevada Corporation will also opt out of the Nevada acquisition of controlling interest statutes (codified in NRS 78.378 through 78.3793, inclusive), which have no counterpart in Delaware.

Business combination statutes and control share acquisition statutes may discourage unsolicited takeovers. Nevertheless, certain effects of the proposed Nevada Reincorporation may be considered to have anti-takeover implications, as discussed under “Effects of the Nevada Reincorporation – Anti-Takeover Implications of the Nevada Reincorporation”.

The Nevada Reincorporation Reduces the Risk of Opportunistic Litigation Against the Company, and its Directors and Officers, Which Can be Time-Consuming, Burdensome and Expensive.

We believe the Nevada Reincorporation will result in less opportunistic litigation against the Company and our directors and officers, which in turn will better allow our directors and officers to focus on the Company’s business and also save the Company the costs of such litigation. Although the DGCL was recently amended to, among other things, increase protections for directors and officers of a corporation and provide more certainty in Delaware corporate law, we believe Nevada strikes a better balance between the benefits and costs of litigation to the Company and its stockholders than does Delaware. This is because Nevada has a statute-focused approach to corporate law whereas Delaware’s approach continues to depend significantly upon judicial interpretation and judge-made law that has lent itself to greater uncertainty.

The increasing frequency of claims and litigation in Delaware brought against corporations and their directors and officers creates unnecessary distraction and costs for businesses. This risk is particularly acute for companies, such as ours, that have controlling stockholders. Historically, the absence of statutory bright-line standards in Delaware for transactions that involved a controlling stockholder has encouraged law firms to test new theories of liability and broaden the definition of what transactions should be deemed conflicted and what standards should be applied for reviewing such transactions. The amount of time and money required to respond to and to defend these matters can be substantial. These costs are often borne by the Company’s stockholders through, among other things, indemnification obligations, distraction to Company management and employees, and increased insurance premiums. Although recent amendments to the DGCL establish new standards for transactions involving controlling stockholders, interpretative questions still remain.

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The DGCL permits a corporation to adopt provisions limiting or eliminating the liability of a director (or, based on more recent amendments to the DGCL that would require an amendment to the Delaware Charter in order to apply to the Company, an officer) to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. Nevada’s statutes provide a broader exclusion regarding the individual liability of both officers and directors to a company and its stockholders. Nevada law provides for an exclusion of damages as a result of any director’s or officer’s act or failure to act, unless the statutory presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company has been rebutted and it is proven both that the director’s or officer’s act or failure to act constituted a breach of their fiduciary duties in that capacity and such breach involved intentional misconduct, fraud or a knowing violation of law. Because the Nevada exculpation statutes do not distinguish between different types of fiduciary duties (unlike the DGCL, which excludes breaches of the duty of loyalty), Nevada law permits a corporation to eliminate liability of directors or officers for a purported breach of the duty of loyalty unless it is proven that such breach involved intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as our directors or officers.

As a result of reducing the risk of lawsuits being filed against us and our directors and officers, our Board believes that the Nevada Reincorporation may help us attract and retain qualified directors and officers for the Company. As discussed below, Nevada law also takes a different approach than Delaware with respect to stockholder inspection rights. Although the DGCL was recently amended to narrow the scope of materials that corporations may be required to provide to stockholders and establish additional procedural requirements for stockholder inspections, we believe Nevada law has a better balance between stockholder rights to accountability and mitigating the unmeritorious, frivolous or abusive use of inspection rights.

Expected Savings From Not Having to Pay a Franchise Tax in Delaware

We anticipate state tax savings of almost $254,000 as a Nevada corporation instead of a Delaware corporation. For the most recent franchise tax period, 2025, the Company paid approximately $255,490 in franchise taxes and fees to the state of Delaware, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee of $500 plus the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $1,225, for a total of $1,725.

Risks of the Nevada Reincorporation

In the course of evaluating the Nevada Reincorporation, and in determining to recommend that stockholders approve it, the Special Committee and the Board also considered the following uncertainties, risks, and potentially countervailing factors (which factors are not intended to be exhaustive and are not presented in any relative order of importance):

Extensive Delaware Case Law and Established Court System.

The Delaware Court of Chancery and the Delaware Supreme Court are experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law. Delaware statutory law is regularly updated by the legislature, which meets every year. The Delaware system has long been noted for its expertise.

While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law

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concerning the effects of its statutes and regulations is limited. As a result, we and our stockholders would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on any matters as to which Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination as a matter of first impression.

Certain investors may be less willing to invest in a corporation incorporated in a jurisdiction other than Delaware, with whose corporate laws they may be less familiar or that they may perceive to be less responsive to stockholder rights or demands.

Transaction Costs and Litigation Risk

We have incurred and will incur certain costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Proxy Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation. It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court ultimately determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

Certain Differences in Nevada Law and Potential Criticism by Stockholders

It is possible that the Company may face criticism over its decision to reincorporate in Nevada from stockholders or advisory services such as Institutional Shareholder Services or Glass, Lewis & Co., who may draw adverse comparisons between Nevada law and Delaware law on specific governance points or may generally hold a preference for Delaware incorporation.

Although the Special Committee has recommended, and the Board affirmed and agreed, that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.

For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “Effects of the Nevada Reincorporation – Comparison of Stockholder Rights under Delaware and Nevada Law”.

Effects of the Nevada Reincorporation

The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Articles and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Attachment 2 and Attachment 3, respectively, to this Proxy Statement, and copies of the Nevada Articles and Nevada Bylaws are included as Exhibits I and II to the Plan of Conversion included in this Proxy Statement.

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Certain Differences Between the Delaware Charter and Bylaws and the Nevada Articles and Bylaws

There are differences between the Delaware Charter and Delaware Bylaws and the Nevada Articles and Nevada Bylaws as they will be in effect after the Nevada Reincorporation, as further described below and in the Attachments to this Proxy Statement. In addition, there are differences between what your rights are under Delaware law and what they will be under Nevada law. The following discussion is a summary of certain differences between the Nevada Articles and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Articles and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the Nevada Articles and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully and in their entirety.

Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws
Removal of Directors	The Delaware Charter provides that any director, or the entire Board, may be removed from office at any time, but only (1) for cause, and (2) by the affirmative vote of the holders of a majority of the “Voting Stock” (defined as all outstanding shares of capital stock entitled to vote generally in the election of directors). The Delaware Bylaws similarly provide that any director or the entire Board may be removed, with cause, by the holders of a majority of the shares then entitled to vote at an election of directors.	The Nevada Articles and Bylaws provide that any incumbent director may be removed from office at any time, but only (1) for Cause (defined in the Nevada Articles as a conviction of a felony by a court of competent jurisdiction that is no longer subject to direct appeal), and (2) by the affirmative vote of the holders, voting together as a single class, of not less than two-thirds (2/3) of the voting power of the capital stock of the Company entitled to vote thereon, which is consistent with the requirements under the NRS. See “– Comparison of Stockholder Rights under Delaware and Nevada Law.”

Classified Board	The Delaware Charter provides that the Board will be divided into three classes: Class I, Class II, and Class III, and each director will serve for a term ending at the third annual stockholders meeting following the annual meeting at which such director was elected.	The Nevada Articles provide that the Board will be divided into three classes: Class I, Class II, and Class III, and each director will serve for a term ending at the third annual stockholders meeting following the annual meeting at which such director was elected.

Quorum	The Delaware Bylaws provide that a majority of the shares of stock entitled to be voted, whether present in person or by proxy, constitutes a quorum.	The Nevada Bylaws provide that stockholders holding at least a majority of the issued and outstanding shares of the Company’s capital stock entitled to vote at a meeting, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), are necessary to constitute a quorum.

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Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws

Stockholder Ability to Call a Special Stockholder Meeting	The Delaware Charter provides that special stockholder meetings may be called only by (1) the Board; (2) the Chairman of the Board; or (3) the President of the Company, except for any special meeting of the stockholders that may be called by any other person or persons specified in any certificate of designation pursuant to DGCL Section 151(g) in the manner, at the times and for the purposes so specified.	The Nevada Bylaws provide that special stockholder meetings may be called only as provided in the Nevada Articles, which provide that special stockholder meetings may be called only by (1) the Board of Directors; (2) the Chair of the Board of Directors; (3) the Chief Executive Officer of the Company; or (4) the President of the Company.

Annual Meetings of Stockholders	The Delaware Bylaws provide that the annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before such meeting shall be held at such time, date and place as the Board shall determine by resolution.	The Nevada Bylaws provide that the annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before such meeting shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

Conduct of Stockholder Meetings	Under the Delaware Bylaws, meetings of the stockholders shall be presided over by the Chief Executive Officer.	Under the Nevada Bylaws, meetings of the stockholders shall be presided over by the Executive Chairman, or in the absence of the Executive Chairman, by the Vice Chairman, or if there is no Vice Chairman or in the absence of the Vice Chairman, by the Chief Executive Officer, or in the absence of the Chief Executive Officer, by the President, or in the absence of the foregoing persons, by a chair designated by the Board of Directors, or by a chair chosen at the meeting by the stockholders entitled to cast a majority of the stockholder votes present in person or by proxy at the meeting.

Officers	The Delaware Bylaws provide that the officers of the Company shall be a Chairman of the Board, a President, a Chief Financial Officer, one or more Vice Presidents, and a Corporate Secretary. The Board may also appoint such other officers as may	The Nevada Bylaws provide that the officers of the Company shall include a President, a Corporate Secretary and a Treasurer, or the equivalents of such offices, as required under NRS 78.130. The Board may from time to time elect

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Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws
	be deemed expedient for the proper conduct of the business of the Company.	or appoint such other officers as it may deem advisable.

Indemnification	The Delaware Bylaws provide that the Company shall indemnify any person who was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding – whether civil, criminal, arbitral, administrative, or investigative – because such person is or was a director, officer, employee, or agent of the Company, or is or was serving at the Company’s request in a similar capacity for another entity (e.g., as a director, officer, partner, venturer, trustee, or similar functionary of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise), to the fullest extent permitted by the DGCL as it exists or may be amended from time to time.	The Nevada Bylaws provide that the Company shall indemnify and hold harmless each director or officer who was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding – whether civil, criminal, administrative, or investigative – because such person is or was a director, officer, employee, or agent of the Company, or is or was serving at the Company’s request in a similar capacity for another entity, to the fullest extent permitted by the laws of the State of Nevada. The Nevada Articles similarly provide that the Company shall indemnify and defend any current and former directors and officers of the Company in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Company, to the fullest extent permitted under the laws of the State of Nevada.

Limitation of Liability	The Delaware Charter eliminates the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the DGCL as now in effect or as it may be amended in the future. See “ – Comparison of Stockholder Rights under Delaware and Nevada Law – Limitation on Personal Liability of Directors, Officers, Controlling Stockholders and Control Groups.”	The Nevada Articles eliminate the personal liability of the Company’s directors and officers to the fullest extent permitted by the NRS as now in effect or as it may be amended in the future.

Indemnitee’s Right to Advancement of Expenses	Under the Delaware Bylaws, the Company is required, to the fullest extent permitted by law, to pay or	Under the Nevada Articles and Nevada Bylaws, the Company is required to pay the expenses of

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Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws
	reimburse expenses on a current basis provided the Company receives: (1) a written affirmation by the recipient of a good-faith belief that they have met the standard of conduct necessary for indemnification under the DGCL, and (2) a written undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that they have not satisfied the requisite standard of conduct or if indemnification is prohibited by law.	directors and officers incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

Forum Adjudication for Disputes	The Delaware Bylaws provide that unless the Company consents to the selection of an alternate forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL, or (4) any action asserting a claim governed by the internal affairs doctrine.	The Nevada Bylaws provide that unless the Company consents to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada shall be the sole and exclusive forum for (1) any internal action (as defined in NRS 78.046, and, in summary, meaning core corporate governance and internal affairs and including derivative actions, allegations of breaches of fiduciary duties or disputes regarding the interpretation of a corporation’s governing documents), (2) any action as to which the NRS confers jurisdiction on the district court of the State of Nevada, or (3) any action asserting a claim governed by the internal affairs doctrine. The Nevada Bylaws further provide that the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any claim asserting a cause of action arising under the Securities Act of 1933.

Advance Notice	The Delaware Bylaws provide that nominations may be made at an annual meeting and business may be submitted at an annual meeting of stockholders (1) pursuant to the Company’s notice of meeting,	The Nevada Bylaws provide that nominations may be made at an annual meeting and business may be submitted at an annual meeting of stockholders (1) by or at the direction of the Board of Directors

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Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws

(2) by or at the direction of the Board, or (3) (other than pursuant to Rule 14a-8 under the Exchange Act) by any stockholder of the Company who was a stockholder of record at the time of notice of the meeting who is entitled to vote at the annual meeting and who complies with the following notice procedures.

To be timely, a stockholder’s notice of nominations of persons for election to the Board must be delivered to or mailed and received at the principal executive offices of the Company before or on the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the annual meeting is held more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered before or on the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

or the Executive Chairman, or (2) by any stockholder of the Company who was a stockholder of record at the time of notice of the meeting, who is entitled to vote at the annual meeting, and who complies with the notice procedures and other requirements set forth in the Nevada Bylaws.

To be timely under the Nevada Bylaws, a stockholder’s notice regarding proposed business or director nominations must be delivered to the corporate secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Proxies

The Delaware Charter and Bylaws do not allow a stockholder or group of stockholders to nominate directors for inclusion in the Company’s proxy statement (other than pursuant to Rule 14a-8 under the Exchange Act).

Under the Delaware Bylaws, proxies are valid for eleven (11) months from their respective

The Nevada Articles and Nevada Bylaws do not allow a stockholder or group of stockholders to nominate directors for inclusion in the Company’s proxy statement (other than pursuant to Rule 14a-8 under the Exchange Act).

Under the Nevada Bylaws, every proxy shall continue in full force and effect until its expiration or

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Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws
	dates of execution, unless the proxy provides for a longer period.	revocation in a manner permitted by the laws of the State of Nevada. Under the NRS, a proxy is effective for a period of six (6) months, unless (i) the proxy provides for a longer period, which duration may not exceed seven (7) years or (ii) the proxy is irrevocable, in which case it remains effective so long as it is coupled with an interest to support an irrevocable power.

Action by Written Consent	The Delaware Charter provides that, subject to the rights of holders of any series of Delaware Corporation Preferred Stock relating to the ability of such holders to take action by a consent or consents in writing, no action may be taken by the stockholders except at an annual or special meeting of stockholders, and no action may be taken by stockholders by written consent.	The Nevada Bylaws provide that, subject to the rights of holders of any series of Preferred Stock and unless otherwise provided in the Nevada Articles or Nevada Bylaws, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power (or such different proportion as may be required for the action at a meeting).

Restrictions on Certain Business Combinations	The Delaware Charter requires the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding Voting Stock, voting together as a single class, for the approval of any “business combination” (defined to include mergers, consolidations, and the sale or lease of all or any substantial part of the Company’s assets) with any entity that beneficially owns more than 5% of the outstanding Delaware Corporation Common Stock. This voting threshold does not apply if (1) the proposed business combination is approved by a majority of the “continuing directors” (directors who are unaffiliated with the interested entity and who were members of the Board prior to the time such entity acquired more than 5% of

The Nevada Articles provide that the Company shall not be subject to, and expressly elects not to be governed by, the provisions of, Nevada’s business combination statutes (known as the “combinations with interested stockholders” statutes codified in NRS 78.411-78.444), which statutes are described in greater detail in this Proxy Statement. See “– Comparison of Stockholder Rights under Delaware and Nevada Law – Restrictions on Certain Business Combinations.”

The Company is not anticipated to be subject to the Nevada business combination statutes at the Effective Time (including because the Company is not anticipated to have 200 or more stockholders of record at the Effective Time).

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Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws

the outstanding Delaware Corporation Common Stock), (2) the consideration to be received by holders of Delaware Corporation Common Stock is not less than the highest per share price paid by such entity in acquiring its holdings of the Delaware Corporation Common Stock, or (3) the proposed business combination is solely between the Company and another corporation of which the Company owns 30% or more of the voting stock.

The Delaware Charter does not opt out of the Delaware statutory business combination statute (Section 203 of the DGCL), which would also apply to any qualifying transaction. See “– Comparison of Stockholder Rights under Delaware and Nevada Law – Restrictions on Certain Business Combinations.”

Acquisition of Certain Controlling Interests	Delaware has no controlling interest statute.

The Nevada Bylaws provide that the provisions of Nevada’s control share statutes (known as the “acquisition of controlling interest” statutes codified in NRS 78.378 to 78.3793) or any successor statutes, relating to acquisitions of controlling interests in the Company will not apply to the Company or to any acquisition of any shares of the Company’s capital stock. Such controlling interest statute is described in greater detail in this Proxy Statement. See “– Comparison of Stockholder Rights under Delaware and Nevada Law – Acquisition of Certain Controlling Interests.”

The Company is not anticipated to be subject to the Nevada control share statutes at the Effective Time (including because the Company is not anticipated to have 200 or more stockholders of record at the Effective Time).

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Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws

Jury Trials	The Delaware Charter does not include a waiver of the right to jury trials. Were a stockholder to file suit in the Delaware Court of Chancery, there would be no right to a jury trial as the Court of Chancery, as a court of equity, does not conduct jury trials.	The Nevada Articles include a limited waiver of the right to jury trials providing that to the fullest extent not inconsistent with any applicable United States federal laws, all internal actions (as defined in NRS 78.046 and described in greater detail under “– Comparison of Stockholder Rights under Delaware and Nevada Law – Forum Adjudication for Disputes”) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury.

Bylaw Amendments	The Delaware Charter provides that the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the Company. The Delaware Charter further provides that bylaws may not be made, repealed, altered, amended or rescinded by the stockholders of the Company except by the vote of the holders of not less than eighty percent (80%) of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, considered as one class. The Delaware Bylaws provide that the bylaws may be amended only in accordance with this provision of the Delaware Charter.	The Nevada Articles provide that, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws. The Nevada Bylaws further provide that, subject to the rights of the holders of any series of Preferred Stock and unless otherwise provided in the Nevada Articles or the Nevada Bylaws, the Bylaws may also be altered, amended, rescinded or repealed in any respect, and new bylaws may be adopted, by the affirmative vote of the holders, voting together as a single class, of not less than two-thirds (2/3) of the voting power of the capital stock of the Company entitled to vote thereon.

Supermajority Provisions for Charter Amendments	The Delaware Charter reserves the right to amend, alter, change or repeal any provision contained in the Delaware Charter, in the manner prescribed by statute. However, the provisions of the Delaware Charter relating to (a) number of authorized common and preferred shares, (b) the staggered board, (c) bylaws amendments, (d) requirement for	The Nevada Articles reserve the right to amend or repeal any provision contained in the Nevada Articles in the manner prescribed by the NRS. However, the provisions of the Nevada Articles relating to (a) the size, composition and classification of the board and filling of director vacancies, (b) the ability of the Board to amend the bylaws, and

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Issue	Delaware Charter and Delaware Bylaws	Nevada Articles and Nevada Bylaws
	the provision governing amendments to the bylaws, (e) prohibition of stockholder action by written consent, and (f) restriction of certain business combinations with interested stockholders may not be repealed, amended or otherwise modified unless approved by the affirmative vote of the holders, voting together as a single class, of not less than eighty percent (80%) of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.	(c) calling special meetings of stockholders may not be repealed, amended or otherwise modified unless approved by the affirmative vote of the holders, voting together as a single class, of not less than two-thirds (2/3) of the voting power of the capital stock of the Company entitled to vote thereon.

Authorized Capital Stock	75 million total shares of capital stock (60 million common stock and 15 million preferred stock)	250 million total authorized shares of capital stock (200 million authorized shares of common stock and 50 million authorized shares of preferred stock)

Comparison of Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, Nevada case law, the Nevada Articles and the Nevada Bylaws.

The statutory corporate laws of Nevada, as set forth in the NRS, are similar in many respects to those of Delaware, as set forth in the DGCL. However, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the stockholders of a Nevada corporation and the corporate governance of a company in Delaware and in Nevada.

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and the DGCL, the Delaware Charter and the Delaware Bylaws, the Nevada Articles and the Nevada Bylaws, and the body of case law in both jurisdictions. Some of the differences in the legal considerations below may not affect you or the Company in light of the provisions of the Nevada Articles and Nevada Bylaws, which modify, opt in to or out of certain determinations as permitted under the NRS. The legal descriptions below should be read in conjunction with the description of the Nevada Bylaws, the Delaware Charter and the Delaware Bylaws, the Nevada Articles and the Nevada Bylaws set forth in the section above titled “ – Certain Differences Between the Delaware Charter and Bylaws and the Nevada Articles and Bylaws.”

Issue	Delaware	Nevada

Increasing or Decreasing Authorized Capital Stock	Under the DGCL, the board of directors cannot increase or decrease the amount of authorized capital stock without stockholder approval. Notwithstanding the foregoing, if the	The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the

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Issue	Delaware	Nevada
	corporation only has one class of stock outstanding and such class is not divided into series, then unless otherwise expressly required by the certificate of incorporation, stockholder approval is not required to adopt an amendment to the certificate of incorporation that effects a forward stock split and, in connection therewith, such amendment may also increase the number of authorized shares up to an amount proportionate to the subdivision without stockholder approval. See “ – Certain Differences Between the Delaware Charter and Bylaws and the Nevada Articles and Bylaws”.	corporation’s shares and correspondingly and proportionally effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Classified Board of Directors	The DGCL permits a Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If a board of directors is classified, the stockholders elect only one class each year and each class would have a term of office of up to three years.	The NRS permits a Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.

Removal of Directors	Under the DGCL, the holders of a majority of shares of each class entitled to vote in an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board of directors is classified, in which case directors may be removed only for cause (unless the certificate of incorporation provides otherwise), or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her.	The NRS requires the vote of the holders of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote in an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removal for cause and removal without cause.

Director Independence for Corporate Acts and Transactions	Under the recent amendments to the DGCL, a disinterested director is defined as a director who is not party to the act or transaction being considered and who does not have a material interest in that act or transaction or a	The NRS does not have counterparts to the disinterested director provisions under the DGCL. However, NRS 78.140 provides a statutory framework for the approval of a transaction between a corporation and a director or

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Issue	Delaware	Nevada

material relationship with a person that has a material interest in the act or transaction. A material relationship is defined as a familial, financial, professional, employment or other relationship that would be reasonably expected to impair the objectivity of the director’s judgment when participating in the authorization or approval of the act or transaction at issue.

In addition, under the DGCL, any director of a corporation that has a class of stock listed on a national securities exchange is presumed to be a disinterested director with respect to an act or transaction to which that director is not a party if the board of directors has determined that the director satisfies the relevant criteria for determining director independence from the corporation and, if applicable, the controlling stockholder or control group, under any rules promulgated by the applicable exchange. This presumption may only be rebutted by substantial and particularized facts that the director has a material interest in the act or transaction or has a material relationship with a person with a material interest in the act or transaction.

officer who has an interest in that transaction, as described in more detail under “– Standard of Judicial Review of Board Decisions” below.

Fiduciary Duties of Directors, Officers and Controlling Stockholders

Under Delaware law, the standards of conduct for directors and officers have mostly developed through Delaware court case law. Generally, directors and officers must exercise a duty of care and a duty of loyalty to the corporation and its stockholders.

In addition, under Delaware law, controlling stockholders of a corporation may owe fiduciary duties to the corporation and its minority stockholders in certain circumstances, including when the controlling stockholder is selling its shares or seeking to change the status quo using its voting power, although the recent amendments to the DGCL do provide

Fiduciary duties of directors and officers are codified in the NRS. Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith, on an informed basis and with a view to the interests of the corporation. The NRS also provides as a matter of law that directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions.

Pursuant to NRS 78.240, no stockholder (other than a “controlling stockholder” as discussed below) has any fiduciary duty to the corporation or

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Issue	Delaware	Nevada
	that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the duty of care. See “ – Limitation on Personal Liability of Directors, Officers, Controlling Stockholders and Control Groups” below.	any other stockholder, and each stockholder (other than a “controlling stockholder”), regardless of such stockholder’s relative ownership of shares, is entitled to exercise or withhold the voting power of such shares in such stockholder’s personal interest and without regard to any other person or interest. A “controlling stockholder” is defined as a stockholder having the voting power, by virtue of such stockholder’s relative beneficial ownership of shares or otherwise pursuant to the articles of incorporation, to elect at least a majority of the corporation’s directors. The only fiduciary duty of a controlling stockholder of a corporation, in such capacity, is to refrain from exerting undue influence over any director or officer of the corporation with the purpose and proximate effect of inducing a breach of fiduciary duty by such director or officer, for which breach the director or officer is liable pursuant to NRS 78.138, and which breach (i) directly relates to the initiation, evaluation, negotiation, authorization or approval by the board of directors, or a committee thereof, of a contract or transaction to which the controlling stockholder or any of its affiliates or associates is a party or in which the controlling stockholder or any of its affiliates or associates has a material and nonspeculative financial interest and (ii) results in material, nonspeculative and non-ratable financial benefit to the controlling stockholder, which benefit excludes, and results in a material and nonspeculative detriment to the other stockholders generally. However, the exercise or withholding of voting power by a controlling stockholder, or the indication or implication by a controlling stockholder as to whether or to what extent such voting power may be exercised or withheld, does not, by itself, constitute or indicate a breach of this limited fiduciary duty. A

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Issue	Delaware	Nevada
controlling stockholder is presumed to have not breached its fiduciary duty with respect to any contract or transaction if it is authorized or approved, or recommended to the board of directors, by a committee of the board consisting only of disinterested directors.

Reliance	Members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation.	In performing their duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted. Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Standard of Judicial Review of Board Decisions	So long as directors properly discharge their fiduciary duties of care and loyalty when managing a corporation, under Delaware case law, their decisions will generally be protected by the presumption of the business judgment rule, under which a court will not second guess an unconflicted business decision made by the board of directors unless such decision cannot	NRS 78.138 provides for a statutory business judgment rule, which presumes that directors and officers acted in good faith, on an informed basis and with a view to the interests of the corporation. NRS 78.138 further provides for director or officer individual liability only when the plaintiff rebuts the business judgment rule presumption and proves (i) a

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Issue	Delaware	Nevada

be attributed to “any rational business purpose.”

However, in certain circumstances, Delaware courts may instead apply different heightened levels of scrutiny, including in the case of: (i) conflicted transactions, which include transactions involving a controlling stockholder or other related party; (ii) adoption of defensive measures; (iii) actions infringing on the stockholder franchise (i.e., stockholder voting); and (iv) change of control transactions. In those cases, a court will scrutinize not only the board of directors’ decision-making process but also the substance of the decision.

Section 144 of the DGCL provides that a transaction between a corporation and a director or officer who has an interest in that transaction (but that is not a controlling stockholder transaction) is entitled to statutory safe harbor protection if (a) the transaction is approved in good faith and without gross negligence by a majority of disinterested directors on the board or a committee of the board and the material facts regarding the director’s or officer’s relationship with or interest in the transaction have been disclosed to the board or board committee approving the transaction or (b) the transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders.

Under the recent amendments to Section 144 of the DGCL, a controlling stockholder transaction that does not constitute a “going private transaction” is entitled to statutory safe harbor protection if it is (a) approved in good faith by a committee consisting of a majority of disinterested directors or (b) approved or ratified by a majority of the votes cast by the disinterested stockholders and the material facts regarding the transaction have been breach of fiduciary duty by the director or officer and (ii) that such breach of fiduciary duty involved intentional misconduct, fraud or a knowing violation of law.

The statutory business judgment rule is generally the sole standard for any analysis involving fiduciary duty claims against corporate directors and officers in Nevada, regardless of the circumstances or the parties involved in the transactions (including the presence of a controlling stockholder). However, in the narrow circumstances of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. The NRS also expressly provides that this precondition to the application of the business judgment rule does not apply to poison pills or actions that only affect the time of the exercise of stockholders’ voting rights. NRS 78.240 prescribes the fiduciary duties of controlling stockholders, as discussed above.

NRS 78.140 provides a statutory framework for the approval of a transaction between a corporation and a director or officer who has an interest in that transaction. Under the framework, an interested transaction will not be void or voidable if: (a) the interest is known to the board of directors or a committee thereof, and the disinterested directors or committee members approve the transaction in good faith; (b) the interest is known to the stockholders of the corporation, and the stockholders holding a majority of

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Issue	Delaware	Nevada

disclosed to the committee approving, or the disinterested stockholders voting on, the transaction.

The “entire fairness” standard of judicial review under Delaware law applies to transactions involving a controlling stockholder for which the safe harbors under amended Section 144 of the DGCL are not available. The entire fairness standard places the burden on the board of directors to demonstrate both fair dealing (i.e., process) and fair price.

the voting power approve or ratify the transaction in good faith; (c) the interest is not known to the interested director or officer at the time the transaction is brought before the board of directors for action; or (d) the transaction is fair as to the corporation at the time it is authorized or approved.

Considerations by Directors Permitted by Statute	The DGCL does not provide directors with statutory authority to consider any constituencies other than stockholders in making decisions. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.	In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on relevant corporate constituencies. The NRS includes a nonexclusive list of such constituencies, which include the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and of the stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies,

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Issue	Delaware	Nevada
including that there are reasonable grounds to believe that, within a reasonable time, the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.

Standard of Review for Change of Control Transactions

Under Delaware case law, a decision to seek to sell, or not to sell, a corporation is generally a business decision protected by the business judgment rule.

However, once a board of directors decides to proceed with a sale of the corporation or such a sale becomes inevitable, then under Delaware case law the primary responsibility of the board of directors becomes to obtain the best price reasonably available for stockholders and the board of directors must prioritize this over other goals.

Under the recent amendments to the DGCL, a controlling stockholder transaction constituting a “going private transaction” is entitled to statutory safe harbor protection if it is approved in good faith by a committee consisting of a majority of disinterested directors and approved or ratified by a majority of the votes cast by the disinterested stockholders and the material facts regarding the transaction have been disclosed to both the committee approving, and the disinterested stockholders voting on, the transaction.

Under the NRS, director actions taken in response to a change or potential change in control are generally granted the benefits of the business judgment rule, except with respect to an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, in which case there is a precondition to the application of the business judgment rule, as described above.

The NRS does not have specific counterparts to the provisions of the DGCL relating to controlling stockholder “going private transactions,” but as noted in “– Standard of Judicial Review of Board Decisions”, under NRS 78.240, a controlling stockholder is presumed to have not breached its fiduciary duty with respect to any contract or transaction if it is authorized or approved, or recommended to the board of directors, by a committee of the board consisting only of disinterested directors. Further, Nevada’s codified business judgment rule applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. See “– Standard of Judicial Review of Board Decisions” above.

In addition, the NRS provides a framework for approval of a transaction between a corporation and a director or officer who has an interest in that transaction, as described in more detail under “– Standard of Judicial Review of Board Decisions” above.

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Issue	Delaware	Nevada
Limitation on Personal Liability of Directors, Officers, Controlling Stockholders and Control Groups

The DGCL permits a corporation to adopt a provision in its certificate of incorporation limiting or eliminating the monetary liability of a director or officer to a corporation or its stockholders, except with regard to breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, unlawful repurchases or dividends, or improper personal benefit. However, under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a corporation’s most recent Securities and Exchange Commission (“SEC”) SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions; however, it does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

Under the recent amendments to the DGCL, no person who is a controlling stockholder or a member of a control group will be liable in that capacity to a corporation or its stockholders for monetary damages for breach of fiduciary duty other than for (i) a breach of the duty of loyalty to the corporation or the other stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (iii) any transaction for which the person derived an improper personal benefit.

A “controlling stockholder” is defined under the DGCL to mean any person who, together with that person’s affiliates and associates, either (i) owns or controls a majority in voting power

Under the NRS, a director or officer is not liable unless the presumption that such person acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted. In addition, it must be proven both (i) that the act or failure to act constituted a breach of a fiduciary duty as a director or officer and (ii) that such breach involved intentional misconduct, fraud or a knowing violation of law, which is arguably a more stringent burden than a breach of the duty of loyalty or deriving an improper personal benefit under the DGCL. In addition, the NRS provision limiting the personal liability of directors and officers applies to individual liability of directors and officers to the corporation, its stockholders and creditors. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute. Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.

As noted above, NRS 78.240 prescribes the fiduciary duties of a controlling stockholder, and also provides that a controlling stockholder is presumed to have not breached its fiduciary duty with respect to any contract or transaction if it is authorized or approved, or recommended to the board of directors, by a committee of the board consisting only of disinterested directors. Further, Nevada’s codified business judgment rule applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. See “– Standard of Judicial Review of Board Decisions” above.

In addition, the NRS provides a framework for approval of a transaction between a corporation and

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Issue	Delaware	Nevada
	of the outstanding stock of the corporation entitled to vote generally in the election of directors or (ii) has the power functionally equivalent of that of a stockholder that owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors by virtue of ownership or control of at least one-third in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or for the election of directors who have a majority in voting power of the votes of all directors on the board of directors and power to exercise managerial authority over the business and affairs of the corporation. A “control group” is defined under the DGCL to mean two or more persons who are not controlling stockholders who, by virtue of an agreement, arrangement or understanding between or among those persons, constitute a controlling stockholder.	a director or officer who has an interest in that transaction, as described in more detail under “-Standard of Judicial Review of Board Decisions” above.

Indemnification	Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation (and in the case of a	The NRS includes a statutory indemnification framework that generally permits a corporation to indemnify any director or officer who acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of an action involving a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful). Under the NRS framework, the person seeking indemnity may also be indemnified if he or she is not liable for his or her actions under NRS 78.138. Under the statutory indemnification framework under the NRS, the corporation through its stockholders, directors or independent legal counsel must determine that the indemnification is proper.

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Issue	Delaware	Nevada

criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful).

In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determines that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Advancement of Expenses	The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or	Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or

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Issue	Delaware	Nevada
	she is not entitled to be indemnified by the corporation.	she is not entitled to be indemnified by the corporation.

Director Compensation	The DGCL does not have a specific statute on the fairness of director compensation.	The NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors (or a committee thereof), without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Actions by Written Consent of Stockholders	The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.	The NRS provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the meeting, the holders of outstanding stock having at least a majority of the voting power of the capital stock of the corporation, or a different proportion of voting power if required for such action at the meeting, consent to the action in writing. Unlike the DGCL, the NRS does not impose notice requirements in connection with stockholder action by written consent.

Dividends and Distributions	Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may	The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of

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Issue	Delaware	Nevada
	redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of a corporation.	accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Restrictions on Certain Business Combinations	Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation ’s outstanding voting stock ( including any rights to acquire stock pursuant to an option , warrant , agreement , arrangement or understanding , or upon the exercise of conversion or exchange rights , and stock with respect to which the person has voting rights only) , or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years . For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except	Unlike Delaware’s three-year moratorium on business combinations, the Nevada combinations statutes impose a two-year moratorium that extends to prohibit a business combination for up to four years, unless certain conditions are met. NRS 78.411 to 78.444, inclusive, regulate combinations more stringently than Section 203 of the DGCL. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the initial two-year moratorium can be lifted only by (i) advance approval of the combination, or the transaction by which such person first becomes an interested stockholder, by the corporation’s board of directors, (ii) approval of the combination by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates (which stockholder approval must be obtained at a meeting and not by written consent), or (iii) the combination meets specified fair value requirements. Finally, after the two-year period, a combination remains prohibited unless (i) the combination or the transaction by which the person first became an interested stockholder is approved in advance by the board of directors as described above, (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (iii) the combination meets specified fair value requirements. But note that these statutes do not apply to any

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Issue	Delaware	Nevada

proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns at least 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by at least two- thirds (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Companies are entitled to opt out of the business combination provisions.

combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions. Any such opt-out of the business combinations provisions of the NRS must be contained in the original articles of incorporation, or an amendment to the articles of incorporation approved by a majority of the outstanding voting power not then beneficially owned by interested stockholders or their affiliates and associates, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Acquisition of Certain Controlling Interests	Delaware law does not have similar provisions.	Pursuant to Nevada’s “acquisition of controlling interest” statutes (NRS 78.379 - 78.3793), any person who acquires a “controlling interest” in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a

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Issue	Delaware	Nevada

“controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of

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Issue	Delaware	Nevada

a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS in either the articles of incorporation or the bylaws.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling all or substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding shares (or voting power of the outstanding shares) entitled to vote. The corporation’s board of directors must also approve such transaction.

The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those

Under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances as under the DGCL, as described in the opposite column.

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Issue	Delaware	Nevada
initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Appraisal or Dissenters’ Rights

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation in a merger if the merger did not require their approval.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the action giving rise to appraisal rights.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange) or shares traded in an organized market and held

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Issue	Delaware	Nevada

by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof.

The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent.

Special Meetings of the Stockholders	The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.	The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Meetings Pursuant to Petition of Stockholders for Election of Directors	The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting.	Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings	Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at	Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date

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Issue	Delaware	Nevada
	the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.	for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	Under the NRS, a proxy is effective only for a period of six months, unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration for as long as it is coupled with an interest sufficient in law to support an irrevocable power.

Quorum	The DGCL provides that the certificate of incorporation or bylaws may establish quorum requirements, but in no event will a quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum requirements: (a) a majority of the shares or voting power of the shares entitled to vote will constitute a quorum at a meeting of stockholders; and (b) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series will constitute a quorum entitled to take action with respect to that vote on that matter.	The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business.

Voting	The DGCL provides that the certificate of incorporation or bylaws may establish voting requirements. If the certificate of incorporation and bylaws are silent as to specific voting requirements: (a) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter will be the act of the stockholders; (b) directors will be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (c) where a separate vote by a class or series is required, in all matters other	Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote.

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Issue	Delaware	Nevada
than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting will be the act of such class or series or classes or series. Under the DGCL, if a corporation has classes of stock outstanding that have different voting rights, then references in the DGCL to a majority or other proportion of stock or shares are deemed to refer to such majority or other proportion of the votes of such stock or shares. A bylaw amendment adopted by stockholders which specifies the votes that will be necessary for the election of directors cannot be further amended or repealed by the board of directors.

Stockholder Inspection Rights

Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath if (i) the stockholder’s demand is made in good faith and for a proper purpose (i.e., a purpose reasonably related to a stockholder’s interest as a stockholder), (ii) the stockholder’s demand describes with reasonable particularity the stockholder’s purpose and the books and records the stockholder seeks to inspect and (iii) the books and records sought are specifically related to the stockholder’s purpose.

Books and records are defined under the DGCL to mean the certificate of incorporation; the bylaws; minutes of all meetings of stockholders and the signed consents evidencing all action taken by stockholders without a meeting, in each case for the three years preceding the date of the demand; all communications in writing or by electronic transmission to stockholders generally within the three years preceding the date of the demand; minutes of any meeting of the board of directors or any committee of the board of directors and records of

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are record stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is not for any purpose other than the business of the corporation.

In addition, the NRS grants certain stockholders the right to inspect, make copies of and audit the books of account and financial statements of a corporation for any purpose related to

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Issue	Delaware	Nevada

any action of the board of directors or any such committee; materials provided to the board of directors or any committee of the board of directors in connection with actions taken by the board of directors or any such committee; annual financial statements of the corporation for the three years preceding the date of the demand; any agreements with current or prospective stockholders under Section 122(18) of the DGCL; and director and officer independence questionnaires.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

the requesting stockholders’ interest in the corporation as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, this right does not apply with respect to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Business Opportunities	Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.	The NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

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Series A Preferred Stock and Series B Preferred Stock

Each outstanding share of Delaware Corporation Preferred Stock will be automatically converted into one outstanding share of Nevada Corporation Preferred Stock pursuant to the Plan of Conversion. There will be no change to the outstanding number of shares of Preferred Stock as a result of the Nevada Reincorporation.

Pursuant to the Plan of Conversion, the Nevada Articles will govern the Company following the Nevada Reincorporation. Upon the effectiveness of the Nevada Reincorporation, automatically by virtue of the Nevada Reincorporation the rights, preferences, privileges, and limitations of the Series A Preferred Stock and Series B Preferred Stock shall be governed by the Nevada Series A Certificate of Designation and the Nevada Series B Certificate of Designation. Following the effectiveness of the Nevada Reincorporation, the Third Amended and Restated Certificate of Designations, Preferences and Relative Rights and Limitations of Series A Preferred Stock, dated as of September 12, 2024 (as amended), which is part of the Delaware Charter, and the Certificate of Designations, Preferences and Relative Rights and Limitations of Series B Preferred Stock, dated as of September 11, 2026 (as amended), which is part of the Delaware Charter, will have no further force and effect, and shall automatically cease to be operative governing documents and which shall be superseded in their entirety by the Nevada Series A Certificate of Designation and the Nevada Series B Certificate of Designation, respectively.

The holders of the Delaware Corporation Preferred Stock have consented to the Nevada Reincorporation and the effectiveness of the Nevada Series A Certificate of Designation and the Nevada Series B Certificate of Designation.

No Impact on Nasdaq Listing or SEC Reporting Obligations

We will continue to be a publicly traded company following completion of the Nevada Reincorporation, if effected, and the Delaware Corporation Common Stock will continue to be listed on the Nasdaq Global Select Market as the Nevada Corporation Common Stock and traded under the symbol “WLFC.” The Company will continue to file required periodic reports and other documents with the SEC. We do not expect any interruption in trading as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.

No Material Accounting Implications

Effecting the Nevada Reincorporation will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock and Delaware Corporation Preferred Stock will automatically be converted into one share of Nevada Corporation Common Stock and one share of Nevada Corporation Preferred Stock and stock certificates will represent the same number of shares of the Nevada Corporation as they represented of the Delaware Corporation.

No Impact on Eligible Derivative Actions

In addition, the Plan of Conversion provides that the Nevada Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending at the Effective Time or extinguish or adversely affect the standing or ability of any such person or entity to initiate such a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act,

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omission or transaction; provided that, in each case, such person or entity shall maintain his or her status as a stockholder or beneficial owner of the Nevada Corporation through the pendency of any such derivative action or suit (any such person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Nevada Corporation will not assert that the Nevada Reincorporation, or the application of the laws of the State of Nevada to the Nevada Corporation, extinguished or adversely affected the standing or ability (as applicable) of any such Plaintiff to initiate or maintain any such Derivative Action.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Nevada Reincorporation, if effected, to (i) holders of the shares of Delaware Corporation Common Stock, each of which is converted into one outstanding share of Nevada Corporation Common Stock and (ii) holders of the shares of Delaware Corporation Preferred Stock, each of which is converted into one outstanding share of Nevada Corporation Preferred Stock, in each case, in connection with the Nevada Reincorporation.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Proxy Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of Delaware Corporation Common Stock and Delaware Corporation Preferred Stock (together “Delaware Stock”) that are U.S. holders (as defined below) and that hold their shares of Delaware Stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of Delaware Stock in light of their particular circumstances (including the “Medicare” tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities and organizations, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of Delaware Stock pursuant to the exercise of employee stock options or otherwise as compensation, banks or other financial institutions, insurance companies, brokers, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders that hold their shares of Delaware Stock as part of a straddle, hedge, conversion, constructive sale, wash sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes, holders required to accelerate the recognition of any item of gross income with respect to the Delaware Stock as a result of such income being recognized on an applicable financial statement, pension plans, tax-qualified retirement plans, individual retirement or other tax-deferred accounts, regulated investment companies, real estate investment trusts, and persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of the Delaware Stock. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the consequences discussed below or that any such positions would not be sustained by a court.

For purposes of this section, a “U.S. holder” is a beneficial owner of Delaware Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the U.S., (ii) a corporation created or organized under the laws of the U.S., any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust, if (a) a court within the U.S. is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (or other pass-through entity for U.S. federal income tax purposes) holds shares of Delaware Stock, the tax treatment of a partner in the partnership (or investor in such other pass-through entity) will

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generally depend upon the status of the partner (or investor), the activities of the partnership (or entity) and certain determinations made at the partner (or investor) level. Partnerships (or such other pass-through entities) holding Delaware Stock and the partners in such partnerships (or investors in such entities) should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.

We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code if it is effected. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

•

No gain or loss will be recognized by a holder of Delaware Stock upon the conversion of such Delaware Stock into Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable, in connection with the Nevada Reincorporation;

•

The aggregate tax basis of the shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable, received by a holder of shares of Delaware Corporation Common Stock or Delaware Corporation Preferred Stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of Delaware Corporation Common Stock or Delaware Corporation Preferred Stock converted into such shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable; and

•

The holding period of the shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable, received by a holder of Delaware Corporation Common Stock or Delaware Corporation Preferred Stock in connection with the Nevada Reincorporation will include the holding period of the shares of Common Stock or Preferred Stock converted into such shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable.

Stockholders that have acquired different blocks of Delaware Corporation Common Stock or Delaware Corporation Preferred Stock at different times or at different prices, and whose blocks of such Delaware Corporation Common Stock or Delaware Corporation Preferred Stock are converted into shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable, in connection with the Nevada Reincorporation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable.

Assuming the Nevada Reincorporation qualifies as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, each stockholder that receives shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock in the Nevada Reincorporation is required to retain permanent records pertaining to the Nevada Reincorporation and make such records available to the IRS. Such records should specifically include information regarding the amount, basis and fair market value of the Delaware Stock held at the Effective Time. Each holder at the Effective Time (i) of Delaware Corporation Common Stock who owns at least 5% (by vote or value) of the total outstanding Delaware Stock or (ii) of Delaware Corporation Preferred Stock who owns at least 1% (by vote or value) of the total outstanding Delaware Stock, is required to attach a statement to its tax returns for the year in which the Nevada Reincorporation is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the stockholder’s tax basis in the Delaware Stock and the fair market value of such Delaware Stock.

HOLDERS OF DELAWARE STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE NEVADA REINCORPORATION, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES.

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Anti-Takeover Implications of the Nevada Reincorporation

The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. However, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our Board may be carefully planned and undertaken at an opportune time in order to obtain more advantageous terms for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation, and the most effective deployment of corporate assets.

Our Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, our Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to obtain more advantageous terms. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Articles and Nevada Bylaws contain certain anti-takeover provisions similar to those set forth in the Delaware Charter and the Delaware Bylaws. Both the Delaware Charter and the Delaware Bylaws, and the Nevada Articles and the Nevada Bylaws, permit our Board to fill directorship vacancies and to set the size of the Board, except that vacancies created by the removal of a director may be filled only by stockholders under the Delaware Bylaws. Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. Additionally, when a Nevada corporation has a classified board, directors may be removed with or without cause (unless otherwise provided in the articles of incorporation), unlike in Delaware where cause is generally required for removal. Under Nevada law, the default stockholder voting standard for the removal of directors is two-thirds of the outstanding voting power, while under Delaware law the default standard is a majority of the outstanding voting power. However, the Nevada Articles provide that directors may only be removed for cause. Nevada also has statutes regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of those statutes in the Nevada Bylaws. In addition, Nevada has a statute that allows directors and officers of a corporation to take into account various constituencies when considering any decision and, in doing so, directors and officers are not required to consider as a dominant factor the effect of any proposed transaction on any particular group or constituency having an interest in the corporation, including a change in control transaction. This could have the effect of deterring any potential or actual change in control transaction.

Our Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Proxy Statement if warranted from time to time in the judgment of our Board.

Legal Proceedings

The Company does not have any legal proceedings pending in Delaware.

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Regulatory Matters

In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Additionally, the Board has directed and empowered each officer of the Delaware Corporation to prepare, execute, file, and deliver any other regulatory filings that may be necessary, desirable, or appropriate in connection with the Nevada Reincorporation.

Appraisal Rights

Under the DGCL, holders of Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation.

Interests of Certain Persons

As described above, Nevada law may be deemed to provide greater protection than Delaware to officers, directors, and any controlling stockholders of the Company for some potential liabilities or claims that may arise after the Nevada Reincorporation. As a result, stockholders should be aware in voting on the Nevada Reincorporation that our directors and officers may be considered to have interests in the Nevada Reincorporation that are different from, or in addition to, the interests of the stockholders generally. The Special Committee and the Board have considered these interests, among other matters, in reaching the Special Committee’s decision to recommend the Nevada Reincorporation and the Board’s decision to approve the Nevada Reincorporation and to recommend that our stockholders vote in favor of the Nevada Reincorporation Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA AND THE ADOPTION OF THE REINCORPORATION RESOLUTIONS.

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PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE TO PERMIT FURTHER SOLICITATION AND VOTING OF PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE NEVADA REINCORPORATION PROPOSAL

The Company’s stockholders are requested to approve the adjournment of the Special Meeting if necessary or appropriate to permit further solicitation and voting of proxies if there are insufficient votes at the scheduled time of the Special Meeting to approve the Nevada Reincorporation Proposal and adopt the Reincorporation Resolutions.

If the Company’s stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, in the circumstances described above, to a later date and the Company could use the additional time to, among other things, solicit additional proxies in favor of the approval of the Nevada Reincorporation Proposal, including soliciting of proxies from holders of Delaware Corporation Common Stock that have previously voted against the Nevada Reincorporation Proposal. Among other things, approval of this Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Nevada Reincorporation Proposal, the Company could adjourn the Special Meeting without a vote on the Nevada Reincorporation Proposal and seek to convince the holders of those shares of Delaware Corporation Common Stock to change their votes to votes in favor of the Nevada Reincorporation Proposal.

We believe that if the number of shares of Delaware Corporation Common Stock present in person or by proxy at the Special Meeting and voting in favor of the Nevada Reincorporation Proposal are not sufficient to approve the Nevada Reincorporation Proposal and adopt the Reincorporation Resolutions, then it is in the best interests of the stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve the Nevada Reincorporation Proposal and adopt the Reincorporation Resolutions. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned Special Meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place or format to which the Special Meeting is adjourned, so long as the Special Meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned Special Meeting. At the adjourned Special Meeting, we may transact any business which might have been transacted at the original Special Meeting.

If the Adjournment Proposal is not approved by our stockholders, the Company may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes to approve the Nevada Reincorporation Proposal and adopt the Reincorporation Resolutions.

Approval

The vote on this Adjournment Proposal is a vote separate and apart from the vote on the Nevada Reincorporation Proposal. Accordingly, a stockholder may vote to approve the Nevada Reincorporation Proposal and vote not to approve this Adjournment Proposal and vice versa. If a quorum is present at the Special Meeting, the affirmative vote of a majority of the shares of Delaware Corporation Common Stock voting in person or by proxy at the Special Meeting is required for the approval of this Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE TO PERMIT FURTHER SOLICITATION AND VOTING OF PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE NEVADA REINCORPORATION PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Delaware Corporation Common Stock as of October 13, 2026 by: (i) each person who is known to us to own beneficially more than five percent of the outstanding shares of our Delaware Corporation Common Stock; (ii) each Director; (iii) each Named Executive Officer; and (iv) all Directors and Executive Officers as a group. Unless specified below, the mailing address for each individual, officer or Director is c/o Corporate Secretary, Willis Lease Finance Corporation, 4700 Lyons Technology Parkway, Coconut Creek, FL 33073. As of October 13, 2026, we had 22,812,964 shares of Delaware Corporation Common Stock issued and outstanding.

	Delaware Corporation Common Stock (1)
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class
Charles F. Willis, IV	9,926,542	(2)(6)(7)	43.51%
Austin C. Willis	2,551,547	(3)(7)	11.18%
Scott B. Flaherty	269,221	(7)	1.18%
Z. Clifton Dameron IV	58,168	(7)	*
Brendan J. Curran	28,638		*
Stephen Jones	6,399		*
Colm Barrington	22,638		*
All Directors, nominees and Executive Officers as a group (7 persons)	12,863,153		56.39%
CFW Partners, L.P.	6,402,445	(2)(3)	28.06%
M3 Partners, LP	2,031,744	(4)	8.91%
Dimensional Fund Advisors LP	1,478,811	(5)	6.48%

*	Less than one percent of our outstanding Delaware Corporation Common Stock.
(1)

Except as indicated in the footnotes to this table, the stockholders named in the table are known to us to have sole voting and investment power with respect to all shares of Delaware Corporation Common Stock shown as beneficially owned by them, subject to community property laws where applicable. With respect to restricted stock, individuals have voting power or are expected to have voting power within 60 days of October 13, 2026, but not investment power before such restricted stock vests. Of the shares listed above for Messrs. Charles Willis, Austin Willis, Flaherty, Dameron, Curran, Jones, and Barrington, 1,420,747 shares, 274,860 shares, 133,586 shares, 53,246 shares, 9,522 shares, 3,783 shares, 9,522 shares, respectively, are unvested shares of restricted stock over which the respective stockholder has voting power but not investment power.

(2)

Includes 6,402,445 shares held by CFW Partners, L.P., a California limited partnership (“CFW Partners”), of which Charles F. Willis, IV, holds a one percent (1%) interest as sole general partner and a seventy percent (70%) interest as a limited partner. Austin C. Willis holds nineteen percent (19%) interest as a limited partner and the remaining ten percent (10%) ownership interest is held by the 2019 Willis Family Trust of which Austin Willis is trustee. Also includes (i) 40,280 shares held under an account in the name of Charlotte Montressor Willis, (ii) 1,752 shares held under an account in the name of Wilder Grace Willis 2016 Trust, and (iii) 2,582,065 shares held by Mr. Charles Willis in his individual capacity. Of the total number of shares of which Mr. Charles Willis is deemed to have beneficial ownership, he has (i) sole voting power over 3,482,065 shares, (ii) sole dispositive power over 2,961,313 shares, (iii) shared voting power over 6,444,477 shares, and (iv) shared dispositive power over 6,444,477 shares.

(3)

Consists of (i) Mr. Austin Willis’ 19% interest as a limited partner of CFW Partners which equates to 1,216,464 shares, (ii) 487,992 shares held by Mr. Austin Willis in his individual capacity, (iii) the following shares held by trusts over which Mr. Austin Willis is a trustee: (a) 26,076 shares held under an account in the name of Charles F. Willis V 2016 Trust, (b) 66,966 shares held under an account in the name of Charles F. Willis V 2019 Trust, (c) 5,466 shares held under an account in the name of Wilder Grace Willis 2019 Trust, (d) 5,466 shares held under an account in the name of Rooster A. Willis 2019 Trust,

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(e) 698,144 shares held under an account in the name of 2019 Willis Family Trust, of which 640,244 shares are held by CFW Partners, (f) 1,752 shares held under an account in the name of Justin Y. Brown 2014 Trust, (g) 1,452 shares held under an account in the name of Phoebe W. Brown 2014 Trust, (h) 15,711 shares held under an account in the name of Justin Y. Brown 2019 Trust, and (i) 15,711 shares held under an account in the name of Phoebe W. Brown 2019 Trust; and (iv) 10,347 shares held under an account in the name of Austin C. Willis Irrevocable Trust, whose trustee is Mary Willis. Of the total number of shares of which Mr. Austin Willis is deemed to have beneficial ownership, he has (i) sole voting power over 610,863 shares, (ii) sole dispositive power over 335,999 shares, (iii) shared voting power over 1,940,685 shares, and (iv) shared dispositive power over 83,976 shares.
(4)

Based on Schedule 13G/A filed by M3 Partners, LP with the SEC on February 4, 2026. According to its Schedule 13G/A, M3 Partners, LP reported having shared voting power over 2,031,744 shares and shared dispositive power over 2,031,744 shares. M3 Partners, LP’s general partner is M3 Funds, LLC (“General Partner”) and its investor advisor is M3F, Inc. (“Investment Adviser”). The General Partner and the Investment Adviser may each be deemed to be indirect beneficial owners of the 2,031,744 shares owned by M3 Partners, LP. Jason A. Stock and William C. Waller are the managers of the General Partner and the managing directors of the Investment Adviser. M3 Partners, LP’s mailing address is 2070 E 2100 S, Suite 250, Salt Lake City, UT 84109. The figures have been updated to reflect the three for one forward stock split effective on July 21, 2026.

(5)

Based on Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 9, 2024. According to its Schedule 13G/A, Dimensional Fund Advisors LP reported having sole voting power over 1,474,737 shares and sole dispositive power over 1,478,811 shares. Dimensional Fund Advisors LP’s mailing address is 6300 Bee Cave Rd., Building One, Austin, TX 78746. The figures have been updated to reflect the three for one forward stock split effective on July 21, 2026.

(6)	Shares beneficially owned include Non-Qualified Stock Option granted on November 14, 2025 and performance-based awards granted on January 2, 2026, and reflected in Table II of the respective Form 4s.
(7)	Shares beneficially owned include performance-based awards granted on January 2, 2026, and reflected in Table II of the respective executive’s Form 4 filing.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be considered at the 2027 Annual Meeting of Stockholders must, under Rule 14a-8 of the Exchange Act, be received by us no later than December 25, 2026. Your proposal(s) must be mailed to our offices at 4700 Lyons Technology Parkway, Coconut Creek, FL 33073, Attention: Corporate Secretary. Your proposal(s) may be included in next year’s proxy statement if they comply with certain rules and regulations promulgated by the SEC.

Alternatively, under our bylaws, a proposal or nomination that you do not seek to include in our proxy statement pursuant to Rule 14a-8 may be submitted in writing to our Corporate Secretary for the 2027 Annual Meeting of Stockholders not less than 90 days prior to the anniversary of the preceding year’s annual meeting, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2026 Annual Meeting on May 26, 2026. For our 2027 Annual Meeting of Stockholders, this means that your proposal(s) or nomination(s) must be submitted no later than February 25, 2027 (which is 90 calendar days before the anniversary of the 2026 Annual Meeting). If the date of our 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of our 2026 Annual Meeting, you must submit any such proposal or nomination no later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. Your submission must include certain specified information concerning the proposal or nominee, as the case may be, as required by our bylaws, and information as to your ownership of our Common Stock.

In addition to satisfying the provisions in our bylaws relating to nominations of Director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to

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solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 27, 2027. If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the date of the 2026 Annual Meeting on May 26, 2026, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the tenth calendar day following public announcement by the Company of the date of the 2027 Annual Meeting.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We are sending only one copy of the Proxy Statement to stockholders who share the same last name and address unless they have notified us that they want to continue receiving multiple copies. If you would like to have additional copies of our annual report and/or Proxy Statement mailed to you, or you would like to opt out of this practice for future mailings, please either contact us at 561-349-9989 or submit your request to Willis Lease Finance Corporation, attention Corporate Secretary, 4700 Lyons Technology Parkway, Coconut Creek, FL 33073. We will promptly send additional copies of the annual report and/or Proxy Statement upon receipt of such request. Also, if you received multiple copies of the special meeting materials and would prefer to receive a single copy in the future, following receipt of such request, we will ensure that change is made for future mailings of special meeting materials.

Forward-Looking Statements

This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding prospects or future results of operations or financial position, made in this Proxy Statement are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons, including, among others: changes in law in either Delaware or Nevada or other potential jurisdictions of incorporation; the effects on the airline industry and the global economy of events such as the current high interest rate and inflationary environment; changes in oil prices and other disruptions to the world markets; trends in the airline industry and our ability to capitalize on those trends, including growth rates of markets and other economic factors; risks associated with our growth strategies and strategic priorities; risks associated with owning and leasing jet engines and aircraft; our ability to successfully negotiate equipment purchases, sales and leases, to collect outstanding amounts due and to control costs and expenses; managing the risks and impacts of potential and actual security breaches, cyberattacks, privacy breaches or data breaches, including business, service, or operational disruptions, the unauthorized access to or disclosure of data, financial loss, reputational damage, increased response and remediation costs, legal and regulatory proceedings or other unfavorable outcomes; changes in interest rates and availability of capital, both to us and our customers; our ability to continue to meet the changing customer demands; regulatory changes affecting airline operations, aircraft maintenance, accounting standards and taxes; the market value of engines and other assets in our portfolio; and the impact of pandemics or other public health crises on our business, financial condition, and results of operations.

OTHER MATTERS

The business to be transacted at the Special Meeting is limited to the purposes stated in the notice of the meeting. Accordingly, no other items of business may be properly brought before the Special Meeting.

By Order of the Board of Directors,

Charles F. Willis, IV
Executive Chairman of the Board

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Attachments

Attachment 1: Reincorporation Resolutions

Appendix A: Plan of Conversion

Exhibit I: Nevada Articles

Exhibit II: Nevada Bylaws

Exhibit III: Nevada Series A Certificate of Designation

Exhibit IV: Nevada Series B Certificate of Designation

Attachment 2: Delaware Charter (including Third Amended and Restated Certificate of Designations, Preferences and Relative Rights and Limitations of Series A Preferred Stock and Certificate of Designations, Preferences and Relative Rights and Limitations of Series B Preferred Stock)

Attachment 3: Delaware Bylaws

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RESOLUTIONS OF THE BOARD OF DIRECTORS

OF

WILLIS LEASE FINANCE CORPORATION

October 26, 2026

NEVADA REINCORPORATION

WHEREAS, on April 29, 2026, the Board of Directors (the “Board”) of Willis Lease Finance Corporation, a Delaware corporation (the “Delaware Corporation”), formed a special committee of independent directors (the “Special Committee”) to evaluate whether incorporation in Delaware remains in the best interest of the Delaware Corporation and its stockholders or whether reincorporation in another jurisdiction is advisable and, if advisable, which other jurisdiction of incorporation is in the best interest of the Delaware Corporation and its stockholders (the “Evaluation”);

WHEREAS, exercising the authority granted by the Board, the Special Committee met multiple times and considered various factors in connection with the Evaluation, including but not limited to key matters of corporate law and recent legal developments in various states, as informed by independent counsel specializing in the laws of Delaware, Texas and Nevada; the potential risks to the Delaware Corporation and its stockholders of reincorporation or of remaining incorporated in the state of Delaware; and the implications for the Delaware Corporation’s stockholders with respect to their economic, governance and other stockholder rights in connection with any reincorporation;

WHEREAS, after conducting the Evaluation, the Special Committee determined, and unanimously recommended to the Board on July 31, 2026, that it was advisable and in the best interest of the Delaware Corporation and its stockholders for the Delaware Corporation to reincorporate in the State of Nevada by statutory conversion (the “Nevada Reincorporation”);

WHEREAS, after discussing and considering the Special Committee’s recommendation in favor of the Nevada Reincorporation, the Board unanimously approved the Nevada Reincorporation on August 7, 2026, subject to its review and approval of documentation to effect the Nevada Reincorporation and govern the corporation after conversion, which the Board directed the Special Committee to prepare;

WHEREAS, the Special Committee, in consultation with Delaware and Nevada counsel, prepared and, on October 23, 2026, unanimously recommended that the Board adopt and approve (a) a plan of conversion pursuant to and in accordance with Section 266 of the Delaware General Corporation Law, as amended (the “DGCL”) substantially in the form attached hereto as Appendix A (the “Plan of Conversion”); (b) forms of the Certificate of Conversion (as defined below) and the Articles of Conversion (as defined below); and (c) forms of the articles of incorporation (the “Nevada Articles”), the bylaws (the “Nevada Bylaws”), the certificate of designation with respect to the Nevada Corporation Series A Preferred Stock (as defined below) (the “Nevada Series A Certificate of Designation”) and the certificate of designation with respect to the Nevada Corporation Series B Preferred Stock (as defined below) (the “Nevada Series B Certificate of Designation” and, together with the Nevada Articles, the Nevada Bylaws and the Nevada Series A Certificate of Designation, the “Nevada Governing Documents”) of the Nevada Corporation (as defined below), in the forms attached to the Plan of Conversion as Exhibit I, Exhibit II, Exhibit III and Exhibit IV, respectively;

WHEREAS, having discussed and considered the Special Committee’s recommendations, the Board has unanimously determined that it is in the best interest of the Delaware Corporation and its stockholders to approve and effect the Nevada Reincorporation pursuant to and in accordance with Section 266 of the DGCL and Nevada Revised Statutes (“NRS”) 92A.195 and the other relevant provisions of NRS Chapter 92A, as set forth in the Plan of Conversion and Nevada Governing Documents attached thereto;

WHEREAS, the Board has further determined that it is in the best interest of the Delaware Corporation and its stockholders to call, and to recommend to the stockholders of the Delaware Corporation the approval of these

Attachment 1-1

resolutions, the Plan of Conversion and the Nevada Governing Documents at a special meeting of the Delaware Corporation’s stockholders (including any adjournments or postponements thereof, the “Special Meeting”);

WHEREAS, pursuant to the terms of the Plan of Conversion, as soon as practicable following the satisfaction (or waiver, as permitted under the terms of the Plan of Conversion) of the conditions set forth therein, if the Plan of Conversion has not been terminated in accordance with the terms thereof, the Delaware Corporation will cease to be governed by the laws of the State of Delaware and the Delaware Corporation’s existing Amended and Restated Certificate of Incorporation, dated March 12, 1998 (as amended from time to time thereafter, the “Delaware Certificate”); existing Bylaws, dated as of April 18, 2001 (as amended from time to time thereafter); existing Third Amended and Restated Certificate of Designations, Preferences and Relative Rights and Limitations of Series A Preferred Stock, dated as of September 17, 2024 (as amended from time to time thereafter); and existing Certificate of Designations, Preferences and Relative Rights and Limitations of Series B Preferred Stock, dated as of September 25, 2026 (as amended from time to time thereafter), and will become a corporation governed by the laws of the State of Nevada and the Nevada Governing Documents (the “Nevada Corporation”);

WHEREAS, following receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and Nevada Governing Documents) and the adoption of these resolutions, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of the applicable provisions of NRS Chapter 92A (the “Articles of Conversion”) to be properly executed and filed in accordance with such requirements and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;

WHEREAS, at the Effective Time, (a) each share of common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Common Stock”) issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Common Stock”); (b) each share of Series A Preferred Stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Series A Preferred Stock”) issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of Series A Preferred Stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Series A Preferred Stock”); and (c) each share of Series B Preferred Stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Series B Preferred Stock”, and together with the Delaware Corporation Series A Preferred Stock, the “Delaware Corporation Preferred Stock”) issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of Series B Preferred Stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Series B Preferred Stock” and together with the Nevada Corporation Series A Preferred Stock, the “Nevada Corporation Preferred Stock”);

WHEREAS, the Delaware Corporation maintains the 2023 Incentive Stock Plan and Employee Stock Purchase Plan (collectively, the “Equity Plans”) for the benefit of eligible employees and other service providers of the Delaware Corporation and its subsidiaries; and

WHEREAS, at the Effective Time, any warrant, option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into, exchange for or based on the value of, Delaware Corporation Common Stock or other equity securities of the Delaware Corporation (including awards granted under the Equity Plans), shall be automatically converted into a warrant, option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into, exchange for or based on the value of, the same amount of Nevada Corporation Common Stock or other equity securities of the Nevada Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are advisable and in the best

Attachment 1-2

interest of the Delaware Corporation and its stockholders and approves and adopts in all respects the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents;

RESOLVED, FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents attached thereto) and these resolutions be submitted for approval and adoption, respectively, by the stockholders of the Delaware Corporation at the duly called Special Meeting;

RESOLVED, FURTHER, that the Board hereby approves the inclusion of these resolutions (including the Plan of Conversion and the Nevada Governing Documents attached thereto) in the Delaware Corporation’s proxy statement in connection with the Special Meeting and unanimously recommends that the stockholders of the Delaware Corporation approve the Nevada Reincorporation and adopt these resolutions at the Special Meeting;

RESOLVED, FURTHER, that following receipt of stockholder approval of the Nevada Reincorporation and adoption of these resolutions at the Special Meeting, each officer of the Delaware Corporation (each, an “Officer” and, together, the “Officers”) is hereby authorized, empowered and directed, in the name and on behalf of the Delaware Corporation and without further action by the Board, to prepare, execute, file, and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Officer deems necessary, desirable or appropriate in order to perform the Delaware Corporation’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, but not limited to, (a) the execution and filing of the Certificate of Conversion in accordance with the DGCL; (b) the execution and filing of the Articles of Conversion and the Nevada Articles in accordance with the NRS; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the Nasdaq Stock Market or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable, or appropriate in connection with the Nevada Reincorporation;

RESOLVED, FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Nevada Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, having the same director classes and the same terms, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal, as follows:

Stephen Jones	Class I
Colm Barrington	Class II
Austin C. Willis	Class II
Brendan J. Curran	Class III
Charles F. Willis, IV	Class III

RESOLVED, FURTHER, that, in accordance with the Plan of Conversion, the initial term of office of the Class II directors shall expire at the Nevada Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class III directors shall expire at the Nevada Corporation’s second annual meeting of stockholders following the Effective Time, the initial term of office of the Class I director shall expire at the Nevada Corporation’s third annual meeting of stockholders following the Effective Time, and at each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election;

RESOLVED, FURTHER, that, in accordance with the Plan of Conversion, effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Nevada Corporation on the same terms and with the same powers and

Attachment 1-3

authority (subject to applicable law) as the applicable committee of the Board as of immediately prior to the Effective Time and for the avoidance of doubt, the charter of the applicable committee of the Board as of immediately prior to the Effective Time shall be the charter of such committee of the board of directors of the Nevada Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Nevada Corporation, each director to serve at the pleasure of the board of directors of the Nevada Corporation;

RESOLVED, FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Time, the “executive officers” of the Nevada Corporation under Rule 3b-7 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and “officers” of the Nevada Corporation for purposes of Section 16 of the Exchange Act shall consist of the same “executive officers” and “officers,” as applicable, as of immediately prior to the Effective Time (until such person’s successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal);

RESOLVED, FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates or shares of Delaware Corporation Common Stock or Delaware Corporation Preferred Stock in uncertificated book-entry form that immediately prior to the Effective Time represented issued and outstanding shares of Delaware Corporation Common Stock or Delaware Corporation Preferred Stock, as applicable, shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable, of the Nevada Corporation;

RESOLVED, FURTHER, that any shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer;

RESOLVED, FURTHER, that the Board hereby determines that it is consistent with the intent of the Equity Plans with respect to the Delaware Corporation Common Stock (the “Outstanding Awards”), that (a) the Nevada Reincorporation constitutes a corporate transaction contemplated by the adjustment provisions of the Equity Plans, (b) the assumption of the Equity Plans by the Nevada Corporation and the conversion of the Outstanding Awards into awards with respect to Nevada Corporation Common Stock (as well as the conversion of the shares of the Delaware Corporation Common Stock that are available for new awards under the Equity Plans into shares of the Nevada Corporation Common Stock) on a one-for-one basis (such that no adjustment shall be made to the number of shares covered by the Outstanding Awards or, in the case of options or similar awards, the per-share exercise price of the award) are authorized under such adjustment provisions, and (c) such assumption of the Equity Plans and conversion of the Outstanding Awards is hereby approved, in each case effective as of the Effective Time; and

RESOLVED, FURTHER, that, notwithstanding approval by the Delaware Corporation’s stockholders of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the stockholders’ adoption of these resolutions, the Board may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Delaware Corporation if the Board or any duly authorized committee thereof determines that the Nevada Reincorporation is no longer in the best interest of the Delaware Corporation and its stockholders.

SPECIAL MEETING MATTERS

WHEREAS, Section 266(b) of the DGCL and the Delaware Certificate require the approval of a majority of all of the outstanding shares of stock of the Delaware Corporation entitled to vote thereon to effectuate a conversion of the Delaware Corporation to another form of entity;

WHEREAS, Section 266(b) of the DGCL requires that notice of a meeting to approve a conversion of the Delaware Corporation be given to each holder of stock, whether voting or nonvoting;

Attachment 1-4

WHEREAS, pursuant to Article XI of the Delaware Certificate, the Board may call a special meeting of the Delaware Corporation’s stockholders at any time for any purpose or purposes;

WHEREAS, the Board has determined that it is advisable and in the best interest of the Delaware Corporation and its stockholders to call the Special Meeting for the purpose of soliciting the approval of the Delaware Corporation’s stockholders for the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the stockholders’ adoption of these resolutions to be held on December 15, 2026 (the “Meeting Date”), with a record date for stockholders of the Delaware Corporation to be entitled to receive notice of, and to vote at, the Special Meeting of the close of trading on November 2, 2026 (the “Record Date”);

WHEREAS, the Board, in consultation with the Delaware Corporation’s management, advisors and counsel, has reviewed the draft preliminary proxy statement attached hereto as Appendix B that was prepared at the direction of the Board in connection with the Nevada Reincorporation and contemplates that these resolutions, the Plan of Conversion and the Nevada Governing Documents be attached thereto (including all attachments thereto, the “Proxy Statement”);

WHEREAS, the Board has determined that the Proxy Statement appropriately and adequately describes the purpose for which the Board has called the Special Meeting and the potential impact and consequences to the stockholders of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents); and

WHEREAS, the Board has unanimously determined to recommend that the holders of Delaware Corporation Common Stock entitled to vote on matters put before a vote of the holders of the Delaware Corporation’s stock approve the Nevada Reincorporation and adopt these resolutions.

NOW, THEREFORE, BE IT RESOLVED, that the Special Meeting is hereby called for the stockholders of the Delaware Corporation, to be held on the Meeting Date with the Record Date set as the date for which stockholders entitled to receive notice of, and to vote at, the Special Meeting;

RESOLVED, FURTHER, that each Officer is hereby authorized to prepare and send appropriate notice of the Special Meeting to such holders of record of the Delaware Corporation Common Stock, whether voting or nonvoting, and to issue one or more public announcements regarding the Special Meeting;

RESOLVED, FURTHER, that the Board hereby unanimously recommends that the Delaware Corporation’s stockholders vote for the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and for the adoption of these resolutions; and

RESOLVED, FURTHER, that the Proxy Statement is hereby approved and ratified in all respects.

SUPPLEMENTAL INDENTURE MATTERS

RESOLVED, FURTHER, that, in connection with the consummation of the Nevada Reincorporation, the Delaware Corporation be, and hereby is, authorized to enter into a supplemental indenture to the Indenture, dated as of May 18, 2026, between the Delaware Corporation and U.S. Bank Trust Company, National Association, as trustee (together with any supplements thereto, the “Indenture”), governing the Delaware Corporation’s 2.50% Convertible Senior Notes due 2031 (the “Notes” and such supplemental indenture, the “Supplemental Indenture”), to cause any shares of the Delaware Corporation Common Stock required to be delivered upon conversion of the Notes in accordance with their terms to instead, following the Nevada Reincorporation, be convertible into the Nevada Corporation Common Stock and to make such other changes or amendments to the Indenture as any Officer shall, in such Officer’s discretion, deem necessary or appropriate in connection with the Nevada Reincorporation, such approval to be conclusively evidenced by the execution thereof by such Officer; and

Attachment 1-5

RESOLVED, FURTHER, that the Delaware Corporation hereby reserves such number of authorized but unissued shares of the Nevada Corporation Common Stock as may from time to time be issuable upon conversion of the Notes, including with respect to any adjustment to the applicable conversion rate in connection with a “make-whole fundamental change” or a notice of redemption (the “Convertible Note Shares”); and that upon conversion of the Notes in accordance with their terms, the issuance by the Nevada Corporation of such number of such Convertible Note Shares as the Nevada Corporation may be required to issue in accordance with the terms of such Notes shall be, and the same hereby is, authorized and approved; and when issued in accordance with the terms and conditions of the Notes, such Convertible Note Shares will be duly authorized, validly issued, fully paid and non-assessable.

GENERAL RESOLUTIONS

RESOLVED, FURTHER, that each of the Officers is hereby authorized and directed, in the name of the Delaware Corporation or the Nevada Corporation, as applicable, and on its behalf, to execute, deliver and perform such agreements, amendments or modifications to existing agreements, instruments, notices and other documents (including the Supplemental Indenture), to make all expenditures and incur all expenses, and to execute and make such notices, filings and disclosures with or to the Securities and Exchange Commission, any other governmental entity or national securities exchange or any third party (and any amendments or modifications of any of the foregoing and including in connection with any lending document to which the Delaware Corporation is party), and to take or cause to be taken any and all such additional action or actions, in each case, that are consistent with the purposes set forth in these resolutions (or as otherwise directed by the Board) and as such Officer deems necessary, appropriate or advisable in connection with these resolutions, which authorized execution, delivery, performance, making or acting shall be conclusively evidenced by such Officer’s action consistent with the foregoing;

RESOLVED, FURTHER, that any action taken by any Officer prior to the date of these resolutions in connection with the matters approved by these resolutions is hereby ratified, confirmed and approved in all respects as the authorized acts and deeds of the Delaware Corporation;

RESOLVED, FURTHER, that a copy of this written consent be filed with the minutes of proceedings of the Board; and

RESOLVED, FURTHER, that this written consent may be signed in any number of counterparts, in electronic or .pdf format, each of which shall be considered an original instrument, but all of which shall be considered one and the same written consent.

[Remainder of page intentionally blank]

Attachment 1-6

Appendix A: Form of Plan of Conversion

(including the Nevada Articles, Nevada Bylaws, the Nevada Series A Certificate of Designation and the Nevada Series B Certificate of Designation attached thereto as Exhibit I, Exhibit II, Exhibit III and Exhibit IV, respectively)

[Attached.]

Attachment 1-7

APPENDIX A

WILLIS LEASE FINANCE CORPORATION

This Plan of Conversion (including all exhibits attached hereto, this “Plan of Conversion”) is adopted as of [    ], 2026 to convert Willis Lease Finance Corporation, a Delaware corporation (the “Delaware Corporation”), into a Nevada corporation to be known as “Willis Lease Finance Corporation” (the “Nevada Corporation”).

RECITALS

WHEREAS, the Delaware Corporation is a corporation organized and existing under the laws of the state of Delaware;

WHEREAS, the Board of Directors of the Delaware Corporation (the “Delaware Corporation Board”) has unanimously determined it is advisable and in the best interests of the Delaware Corporation and its stockholders to adopt, and has adopted, this Plan of Conversion;

WHEREAS, pursuant to the Plan of Conversion, the Delaware Corporation shall be converted to the Nevada Corporation (the “Conversion”) pursuant to the applicable provisions of Nevada Revised Statutes (as amended, “NRS”) Chapter 92A, including NRS 92A.195, and Section 266 of the General Corporation Law of the State of Delaware (as amended, the “DGCL”);

WHEREAS, in connection with the Conversion, at the Effective Time (as defined below), each share of common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Common Stock”), each share of Series A Preferred Stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Series A Preferred Stock”), and each share of Series B Preferred Stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Series B Preferred Stock” and together with the Delaware Corporation Series A Preferred Stock, the “Delaware Corporation Preferred Stock”) issued and outstanding or held in treasury immediately prior to the Effective Time shall be converted, respectively, into one share of the common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Common Stock”), one share of the Series A Preferred Stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Series A Preferred Stock”), and one share of the Series B Preferred Stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Series B Preferred Stock” and together with the Nevada Corporation Series A Preferred Stock, the “Nevada Corporation Preferred Stock”); and

WHEREAS, the Conversion shall be otherwise undertaken in the manner and form set forth in this Plan of Conversion.

PLAN OF CONVERSION

1. Converting Entity. The Delaware Corporation is a corporation organized under the DGCL.

2. Converted Entity. The Nevada Corporation shall be a corporation organized under Chapter 78 of the NRS. The name of the Nevada Corporation shall be Willis Lease Finance Corporation.

3. Conversion; Filing of Conversion Documents; Effective Time. The Delaware Corporation shall be converted to the Nevada Corporation in accordance with the NRS and DGCL. As soon as practicable following

Attachment 1-8

the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Delaware Corporation shall cause:

(a) articles of conversion meeting the requirements of the applicable provisions of NRS Chapter 92A (the “Articles of Conversion”) and articles of incorporation of the Nevada Corporation (“Articles of Incorporation”) and a certificate of designation with respect to the Nevada Corporation Series A Preferred Stock (the “Series A Certificate of Designation”) and a certificate of designation with respect to the Nevada Corporation Series B Preferred Stock (the “Series B Certificate of Designation”), each to be properly executed and filed in accordance with such sections and the applicable requirements of the Nevada Secretary of State;

(b) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section; and

(c) otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion.

The Conversion shall become effective at the time of filing of, or at such later effective date and time permitted under the NRS or the DGCL (as applicable), as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (the “Effective Time”).

4. Articles of Incorporation and Bylaws. At the Effective Time, automatically by virtue of the Conversion without any further action by any person, holder, the Delaware Corporation or the Nevada Corporation, the Articles of Incorporation, the bylaws of the Nevada Corporation, the Series A Certificate of Designation, and the Series B Certificate of Designation, in the forms attached hereto as Exhibit I, Exhibit II, Exhibit III and Exhibit IV, respectively, shall govern the Nevada Corporation until amended in accordance with their respective terms and applicable law, and the certificate of incorporation, dated as of March 12, 1998 (as thereafter amended, modified, supplemented or otherwise revised from time to time), of the Delaware Corporation, the bylaws, dated as of April 18, 2001 (as thereafter amended, modified, supplemented or otherwise revised from time to time), of the Delaware Corporation, the Third Amended and Restated Certificate of Designations, Preferences and Relative Rights and Limitations of Series A Preferred Stock of the Delaware Corporation and the Certificate of Designations, Preferences and Relative Rights and Limitations of Series B Preferred Stock of the Delaware Corporation shall cease to have any further force and effect.

5. Directors and Officers. At the Effective Time, automatically by virtue of the Conversion without any further action by any person, holder, the Delaware Corporation or the Nevada Corporation:

(a) the Board of Directors of the Nevada Corporation (the “Nevada Corporation Board”) will consist of the same directors as the Delaware Corporation Board as of immediately prior to the Effective Time, having the same director classes and the same terms, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal;

(b) each committee of the Delaware Corporation Board as of immediately prior to the Effective Time shall be constituted as a committee of the Nevada Corporation Board on the same terms and with the same powers and authority as the applicable committee of the Delaware Corporation Board as of immediately prior to the Effective Time, and the members of each committee of the Delaware Corporation Board as of immediately prior to the Effective Time shall be the members of each such committee of the Nevada Corporation Board, each to serve at the pleasure of the Nevada Corporation Board; and

(c) the officers of the Nevada Corporation shall be the same officers as the Delaware Corporation as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

Attachment 1-9

6. Effect on Capital Stock of Delaware Corporation. At the Effective Time, automatically by virtue of the Conversion without any further action by any person, holder, the Delaware Corporation or the Nevada Corporation:

(a) each share of Delaware Corporation Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Nevada Corporation Common Stock; and

(b) each share of Delaware Corporation Series A Preferred Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Nevada Corporation Series A Preferred Stock and each share of Delaware Corporation Series B Preferred Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Nevada Corporation Series B Preferred Stock.

At and after the Effective Time, automatically by virtue of the Conversion without any further action by any person: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Delaware Corporation Common Stock or Delaware Corporation Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Corporation Common Stock or Nevada Corporation Preferred Stock, as applicable, and shall be so registered on the books and records of the Nevada Corporation and its transfer agent; and (y) all of the issued and outstanding shares of Delaware Corporation Common Stock that are in uncertificated book-entry form shall automatically become the same number of shares of Nevada Corporation Common Stock into which such shares of the Delaware Corporation have been converted as provided herein in accordance with the customary procedures of the Delaware Corporation’s transfer agent.

7. Effect on Other Securities of Delaware Corporation. At the Effective Time, automatically by virtue of the Conversion without any further action by any person, holder, the Delaware Corporation or the Nevada Corporation, any warrant, option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into, exchange for or based on the value of, the Delaware Corporation Common Stock or other equity security of the Delaware Corporation, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into, exchange for or based on the value of, the same amount of the Nevada Corporation Common Stock or other equity security of the Nevada Corporation, as applicable, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

8. Other Effects of the Conversion. At the Effective Time, automatically by virtue of the Conversion without any further action by any person, holder, the Delaware Corporation or the Nevada Corporation, each agreement (including any benefit plan or compensation agreement) to which the Delaware Corporation is a party shall continue to be an agreement of the Nevada Corporation on the terms and subject to the conditions therein, and any references therein to the Delaware Corporation shall be deemed to be references to the Nevada Corporation.

9. Conditions Precedent. Completion of the Conversion is subject to the following conditions:

(a) the resolutions of the Delaware Corporation Board approving the conversion of the Delaware Corporation to the Nevada Corporation pursuant to and in accordance with applicable law and this Plan of Conversion following consideration of various factors, including but not limited to key matters of corporate law and recent legal developments in various states, as informed by independent counsel specializing in the laws of Delaware, Texas and Nevada; the potential risks to the Delaware Corporation and its stockholders of reincorporation and remaining incorporated in the state of Delaware; and the implications for the Delaware

Attachment 1-10

Corporation’s stockholders with respect to their economic, governance and other stockholder rights in connection with any reincorporation, shall have been adopted and approved by the affirmative vote of a majority of the shares of the Delaware Corporation entitled to vote thereon (which are the shares of the Delaware Corporation Common Stock); and

(b) other than the filing of the Articles of Conversion, the Articles of Incorporation, the Series A Certificate of Designation, the Series B Certificate of Designation and the Certificate of Conversion provided for under Section 3, any other legal, regulatory or contractual approvals that the Delaware Corporation Board or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Delaware Corporation Board or any duly authorized committee thereof, and any determination by the Delaware Corporation Board or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.

10. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).

11. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Nevada Corporation and, upon the request of any stockholder of the Delaware Corporation, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

12. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Delaware Corporation as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Delaware Corporation Board or any duly authorized committee thereof, such action would be in the best interests of the Delaware Corporation and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Remainder of Page Intentionally Left Blank]

Attachment 1-11

This Plan of Conversion has been adopted by the Delaware Corporation Board as of the date set forth above.

Willis Lease Finance Corporation

By:
Name:
Title:

[Signature Page to Plan of Conversion]

Attachment 1-12

Exhibit I: Articles of Incorporation of the Nevada Corporation

[Attached.]

Attachment 1-13

EXHIBIT I

ARTICLES OF INCORPORATION

OF

WILLIS LEASE FINANCE CORPORATION

ARTICLE I

NAME

The name of the corporation is Willis Lease Finance Corporation (the “Corporation”).

ARTICLE II

REGISTERED AGENT AND REGISTERED OFFICE

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada.

ARTICLE III

PURPOSE

The Corporation may engage in any lawful act, activity or business for which corporations may be organized under the laws of the State of Nevada, including, without limitation, the Nevada Revised Statutes (as amended from time to time, the “NRS”).

ARTICLE IV

CAPITAL STOCK

A. Capital Stock. The Corporation is authorized to issue an aggregate of 250,000,000 shares of the capital stock of the Corporation, consisting of (a) 200,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and (b) 50,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

B. Common Stock. Except as otherwise provided in these Articles of Incorporation (including any certificate of designation (a “Certificate of Designation”) filed in the office of the Nevada Secretary of State pursuant to NRS 78.1955 establishing the terms of a series of Preferred Stock, and as amended and/or restated from time to time, the “Articles of Incorporation”), all shares of Common Stock shall be identical and shall entitle the holders of such shares to the same rights and privileges.

(i) Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held on the record date for the determination of all stockholders entitled to vote on any matters submitted to a vote of the holders of Common Stock, including the election of directors. No holder of Common Stock shall have the right to cumulate votes. Except as otherwise provided by the Articles of Incorporation, no holder of Common Stock, as such, shall be entitled to vote on any amendment to the Articles of Incorporation that exclusively alters, amends or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on the applicable amendment pursuant to the Articles of Incorporation or the NRS, and any such right that may otherwise be provided to any holder of Common Stock under NRS 78.207(3) or 78.390(2) is hereby specifically denied.

(ii) Distributions. Subject to applicable law and the rights of the holders of any class or series of stock of the Corporation’s capital stock having a preference over or right to participate with the Common Stock as to distributions (as defined in NRS 78.191), holders of Common Stock shall be entitled to receive ratably on a per share basis such distributions when, as and if declared and paid out of funds legally available therefor

Attachment 1-14

in such amounts as the board of directors of the Corporation (the “Board of Directors”) in its discretion may determine.

(iii) Liquidation, Dissolution and Winding Up. Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights of the holders of any class or series of the Corporation’s capital stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held.

(iv) Other Rights. The holders of Common Stock shall not have any conversion, subscription, redemption or preemptive rights and there are no sinking-fund provisions applicable to the Common Stock.

C. Preferred Stock. The Board of Directors is hereby vested, to the fullest extent permitted under the NRS, with the authority to designate from time to time, by duly adopted resolution(s) and by the filing of a Certificate of Designation with the Nevada Secretary of State, one or more series of the Preferred Stock, to fix the number of shares constituting such series and to prescribe the voting powers, designations, preferences, qualifications, limitations, restrictions and relative, participating, optional and other rights of such series. Any such resolution(s) and the Certificate of Designation establishing a series of Preferred Stock must include a distinguishing designation for such series. Except as otherwise required by applicable law or the Articles of Incorporation, the holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by the Certificate of Designation relating to such series of Preferred Stock. Subject to the rights of any holder of Preferred Stock set forth in a duly adopted Certificate of Designation, no holder of any share of any series of Preferred Stock shall be entitled to vote on any amendment of the Articles of Incorporation that increases or decreases the authorized number of shares of any other series of Preferred Stock, and any such right that may otherwise be provided to any holder of any share of any series of Preferred Stock under NRS 78.207(3) or 78.390(2) is hereby specifically denied. The Board of Directors shall have the authority to increase (but not above the total number of then authorized shares of Preferred Stock) or decrease (but not below the number of shares of that series then outstanding) the number of shares of any series of Preferred Stock.

D. Special Provision re Distributions. Notwithstanding anything to the contrary in the Articles of Incorporation or the bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the Corporation is hereby specifically allowed to make any distribution (as defined in NRS 78.191) that otherwise would be prohibited by NRS 78.288(2)(b).

ARTICLE V

BOARD OF DIRECTORS

A. Number and Election of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Subject to the rights of the holders of any series of Preferred Stock, the total number of directors shall be determined as set forth in the Bylaws. Directors shall be elected or appointed in such manner as provided in the Bylaws. Each director shall hold office until the annual meeting of stockholders at which his or her term expires and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, retirement, disqualification or removal as a director. Elections of directors need not be by written ballot unless required by the Bylaws.

B. Removal of Directors. Except as otherwise provided in the NRS or the Articles of Incorporation, any incumbent director may be removed from office at any time, but only (i) for Cause and (ii) by the affirmative vote of the holders, voting together as a single class, of not less than two-thirds (2/3) of the voting power of the capital stock of the Corporation entitled to vote thereon.

Attachment 1-15

C. Vacancies. Except as otherwise required by the NRS, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification or removal shall be filled only in accordance with the Bylaws.

D. Classification.

(i) The directors of the Corporation, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided by the Board of Directors into three classes respectively designated as Class I, Class II and Class III. Each such class shall consist, as nearly as may be practically possible, of one-third of the total number of directors constituting the entire Board of Directors.

(ii) At each annual meeting of stockholders, each director elected to succeed a director whose term expires at such annual meeting shall be elected to hold office until, and for a term ending at the third successive annual meeting of stockholders at which, such director’s successor has been duly elected and qualified.

(iii) Any director of any class elected or appointed to fill a vacancy shall have the same class designation and shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors cause the removal of or shorten the term of any incumbent director. Any newly created directorship or vacancy on the Board of Directors may be allocated to one or more classes consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, and the Board of Directors shall allocate such directorship to that class, of those available, the term of office of which is due to expire at the earliest date following such allocation. If any change in the classification of the directors would otherwise increase the term of a director, and unless such change is effected by way of a duly adopted amendment to the Articles of Incorporation that otherwise provides, the term of each incumbent director on the effective date of such change terminates on the date that such term would have terminated had there been no such change in the classification of directors.

(iv) Notwithstanding any of the foregoing provisions of this Section D of this Article V, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately by series or otherwise, to elect a specified number of directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the Certificate of Designation for such series of Preferred Stock and, unless expressly provided by such terms, such directors so elected shall not be divided into, or be members of, the classes of directors prescribed by this Section D of this Article V.

ARTICLE VI

SPECIAL MEETINGS

Subject to the rights of the holders of any series of Preferred Stock, (i) special meetings of the stockholders of the Corporation may be called only by the (A) Board of Directors, (B) Chair of the Board of Directors, (C) the Chief Executive Officer of the Corporation or (D) the President of the Corporation, and (ii) the stockholders of the Corporation shall have no right to request or call a special meeting of stockholders.

ARTICLE VII

EXCULPATION AND INDEMNIFICATION

A. Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Attachment 1-16

B. Indemnification. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502 and NRS 78.751) and other applicable law, the Corporation shall indemnify and defend any current and former directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

C. Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding involving alleged acts or omissions of such directors or officers in their respective capacities as directors or officers of the Corporation must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

D. Repeal or Conflict. Any repeal or modification of this Article VII approved by the stockholders of the Corporation in accordance with these Articles of Incorporation and the NRS shall be prospective only and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between this Article VII and any other article of the Articles of Incorporation, the terms and provisions of this Article VII shall control.

ARTICLE VIII

LIMITED WAIVER OF JURY TRIALS

To the fullest extent not inconsistent with any applicable United States federal laws, any and all internal actions (as defined in NRS 78.046) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This Article VIII shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

ARTICLE IX

AMENDMENTS TO ARTICLES OF INCORPORATION

The Corporation reserves the right to amend or repeal any provision contained in the Articles of Incorporation in the manner prescribed by the NRS, and all rights conferred upon stockholders are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in this Article IX and in Article V, Article VI, and Article X may not be repealed, amended or otherwise modified, unless such repeal or amendment is approved by such vote as may be required under applicable law and in addition thereto by the affirmative vote of the holders, voting together as a single class, of not less than two-thirds (2/3) of the voting power of the capital stock of the Corporation entitled to vote thereon.

ARTICLE X

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws.

Attachment 1-17

ARTICLE XI

MISCELLANEOUS PROVISIONS

A. Inapplicability of Combinations Statutes. The Corporation shall not be subject to, and hereby expressly elects not to be governed by, the provisions of NRS 78.411 to 78.444, inclusive.

B. Certain Definitions. As used in these Articles of Incorporation:

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended and inclusive of rules and regulations thereunder.

(ii) “Cause” means a conviction of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal.

(iii) “Person” means a natural person, corporation, general or limited partnership, limited liability company, joint venture, association, trust, unincorporated organization, government (or agency or political subdivision thereof) or any other entity or group (as defined in Section 13(d) of the Exchange Act).

(iv) “Securities Act” means the Securities Act of 1933, as amended and inclusive of rules and regulations thereunder.

C. Deemed Notice and Consent. To the fullest extent permitted by law, each and every Person purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (i) the Articles of Incorporation, (ii) the Bylaws and (iii) any amendment to the Articles of Incorporation or the Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.

D. Severability. If any provision or provisions of the Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of the Articles of Incorporation (including, without limitation, each portion of any paragraph of the Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of the Articles of Incorporation (including, without limitation, each such portion of any paragraph of the Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed (a) so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or (b) for the benefit of the Corporation to the fullest extent permitted by law.

*  *  *  *

Attachment 1-18

Exhibit II: Bylaws of the Nevada Corporation

[Attached.]

Attachment 1-19

EXHIBIT II

BYLAWS

of

WILLIS LEASE FINANCE CORPORATION

a Nevada corporation

ARTICLE I

OFFICES

Section 1.1 Principal Office. The principal office and place of business of Willis Lease Finance Corporation, a Nevada corporation (the “Corporation”), shall be at such location as is established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).

Section 1.2 Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The street address of the Corporation’s registered agent is the registered office of the Corporation in the State of Nevada.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting pursuant to these bylaws (as amended and/or restated from time to time, these “Bylaws”). Except as otherwise restricted by the articles of incorporation of the Corporation (as amended and/or restated from time to time, and including any certificate of designation relating to any class or series of preferred stock, the “Articles of Incorporation”) or applicable law, including, without limitation, the Nevada Revised Statutes (as amended from time to time, the “NRS”), the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.2 Special Meetings. Special meetings of the stockholders, unless otherwise required by the NRS, may only be called in the manner provided in the Articles of Incorporation. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders. No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.

Section 2.3 Place of Meetings. Any meeting of the stockholders of the Corporation to be held at a physical location may be held at the Corporation’s registered office in the State of Nevada or at such other physical location in or out of the State of Nevada or the United States as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote thereat may designate the physical location, if any, for the holding of such meeting. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held exclusively, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication (as described in NRS 78.320(4)) or other available technology permitted under the NRS, in accordance with Section 2.14.

Section 2.4 Notice of Meetings; Waiver of Notice.

(a) The chief executive officer, the president, any vice president, the corporate secretary, an assistant corporate secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to each stockholder entitled to notice of and to vote at any meeting of stockholders as of the record date for determining the same written notice of such meeting of stockholders not less than ten (10) days, but not

Attachment 1-20

more than sixty (60) days, before the date of such meeting. The notice shall state the physical location, if any, the date and time of the meeting, the means of remote communication, if any, by which the stockholders or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410.

(b) In the case of an annual meeting, subject to Section 2.13, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutes.

(c) A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation. Notwithstanding the foregoing and in addition thereto, any notice to stockholders given by the Corporation pursuant to NRS Title 7 (including, without limitation, NRS Chapters 75, 78 and 92A), the Articles of Incorporation or these Bylaws may be given pursuant to any form of electronic transmission permitted under the NRS. Notice shall be deemed given (i) by facsimile when directed to a number designated or consented to by the stockholder to receive notice, (ii) by e-mail when directed to an e-mail address designated or used by the stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the corporate secretary, assistant corporate secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.

(d) The written certificate of an individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached thereto, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice and, in the absence of fraud, an affidavit of the individual signing a notice of a meeting that the notice thereof has been given by a form of electronic transmission shall be prima facie evidence of the facts stated in the affidavit.

(e) Any stockholder may waive notice of any meeting by a signed writing (including by transmission of an electronic communication), either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

(f) Any notice of a meeting of stockholders delivered pursuant to and in accordance with NRS 78.370(9) shall be deemed to have satisfied any and all requirements applicable to such notice under these Bylaws.

Section 2.5 Determination of Stockholders of Record.

(a) For the purpose of determining the stockholders entitled to (i) notice of and to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any distribution or the allotment of any

Attachment 1-21

rights, or (iii) exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, distribution or exercise of rights, as applicable.

(b) With respect to any stockholder action by written consent permitted under the Articles of Incorporation and these Bylaws, the Board of Directors may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent must be determined. The date set by the Board of Directors must not precede or be more than ten (10) days after the date the resolution setting such date is adopted by the Board of Directors. If the Board of Directors does not adopt a resolution setting a date upon which the stockholders of record entitled to give written consent must be determined, and:

(i) no prior action by the Board of Directors is required by the NRS, then the date shall be the first date on which a valid written consent is delivered to the Corporation in accordance with the NRS, the Articles of Incorporation and these Bylaws; or

(ii) prior action by the Board of Directors is required by the NRS, then the date shall be the close of business on the date that the Board of Directors adopts the resolution.

(c) If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of and to vote at any meeting of stockholders shall apply to any adjournment or postponement of any meeting of stockholders unless the Board of Directors fixes a new record date for the adjourned or postponed meeting. The Board of Directors must fix a new record date if the meeting is adjourned or postponed to a date more than sixty (60) days later than the date set for the original meeting.

Section 2.6 Quorum; Adjourned Meetings.

(a) Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least a majority of the issued and outstanding shares of the Corporation’s capital stock entitled to vote at a meeting, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), within each such class or series is necessary to constitute a quorum of each such class or series.

(b) If a quorum is not present or represented, a majority of the voting power present in person or by proxy or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might otherwise have been transacted at the adjourned meeting as originally called. When a meeting of stockholders is adjourned to another time or physical location hereunder, notice need not be given of the adjourned meeting if the time and physical location, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and may vote at such meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with these Bylaws. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders

Attachment 1-22

present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Section 2.7 Voting.

(a) Unless otherwise provided in the NRS, the Articles of Incorporation, or any resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of capital stock of the Corporation entitled to vote on the applicable matter standing registered in such stockholder’s name at the close of business on the applicable record date.

(b) Except as otherwise provided in these Bylaws, all votes with respect to shares (including pledged shares) standing in the name of an individual at the close of business on the record date (or the date established by the Board of Directors in connection with stockholder action by written consent, as applicable) shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may vote such shares even though the shares do not stand of record in the name of the receiver but only if and to the extent that the order of a court of competent jurisdiction which appoints the receiver contains the authority to vote such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c) With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the board of directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the Executive Chairman (as defined below), the chief executive officer, the president or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his or her authority from such entity’s governing body to do so.

(d) Notwithstanding anything to the contrary contained in these Bylaws and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote or cause to be voted, directly or indirectly, shares of its own stock owned or held as treasury shares (as defined in NRS 78.283(1)), and such treasury shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such stockholder’s shares affirmatively but fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f) With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, spouses as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i) If only one person votes, the vote of such person binds all.

(ii) If more than one person casts votes, the act of the majority so voting binds all.

Attachment 1-23

(iii) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g) If a quorum is present, unless the Articles of Incorporation, these Bylaws or the NRS provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h) If a quorum is present, directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors.

Section 2.8 Proxies. At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies. If a stockholder designates two or more persons to act as proxies, then a majority of those persons present at a meeting has and may exercise all of the powers conferred by the stockholder or, if only one is present, then that one has and may exercise all of the powers conferred by the stockholder, unless the stockholder’s designation of proxy provides otherwise. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.

Section 2.9 Stockholder Action by Written Consent. Subject to the rights of the holders of any series of preferred stock, and unless otherwise provided in the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

Section 2.10 Organization.

(a) Meetings of stockholders shall be presided over by the executive chairman of the Board of Directors (the “Executive Chairman”), or in the absence of the Executive Chairman, by the vice chairman of the board (the “Vice Chairman”), or if there is no Vice Chairman or in the absence of the Vice Chairman, by the chief executive officer, or if there is no chief executive officer or in the absence of the chief executive officer, by the president, or, in the absence of the president, or, in the absence of any of the foregoing persons, by a chair designated by the Board of Directors, or by a chair chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The individual acting as chair of the meeting may delegate any or all of his or her authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The corporate secretary, or in the absence of the corporate secretary an assistant corporate secretary, shall act as corporate secretary of the meeting, but in the absence of the corporate secretary and any assistant corporate secretary the chair of the meeting may appoint any person to act as corporate secretary of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the order of business at each such meeting shall be as determined by the chair of the meeting and the chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chair of the meeting shall permit, (iii) limitation on the time allotted for consideration of each agenda item

Attachment 1-24

and for questions or comments by meeting participants, (iv) restrictions on entry to such meeting after the time prescribed for the commencement thereof and (v) the opening and closing of the voting polls. The Board of Directors, in its discretion, or the chair of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(b) The Board of Directors or the chair of the meeting may appoint one or more inspectors of elections to act at the meeting and to make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take or sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of the inspector’s ability. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

(c) Only such persons who are nominated in accordance with the procedures set forth in Section 2.12 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors (except as may be otherwise provided in the Articles of Incorporation with respect to any rights of holders of preferred stock of the Corporation to nominate and elect directors) and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.12. If any proposed nomination or business was not made or proposed in compliance with Section 2.12 (including proper notice under Section 2.13 and including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation pursuant to clause (a)(iv)(D) of Section 2.13), if applicable, then the chair of the meeting shall have the power to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. If the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that such proposal or nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

Section 2.11 Consent to Meetings. Attendance of a person at a meeting in person (including by remote communication) shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice, to the extent such notice is required, if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.12 Director Nominations and Business Conducted at Meetings of Stockholders. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors or the Executive Chairman, or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the applicable notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the corporate secretary of the Corporation.

Attachment 1-25

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or the Executive Chairman or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the applicable notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the corporate secretary of the Corporation.

Section 2.13 Advance Notice of Director Nominations and Stockholder Proposals by Stockholders.

(a) For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the corporate secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the corporate secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the immediately preceding year’s annual meeting; provided that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of submitting a proposal to stockholders for the election of one or more directors to fill any vacancy or newly created directorship on the Board of Directors, any such stockholder entitled to vote on such matter may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting only if the stockholder delivers a written notice complying with the applicable requirements in this Section 2.13 to the corporate secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth:

(i) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended and inclusive of rules and regulations thereunder (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and accompanying proxy card and to serving as a director if elected, a questionnaire completed and signed by such person (in the form to be provided by the corporate secretary upon written request of any stockholder of record within ten (10) days of such request) with respect to the background and qualification of such proposed nominee and a written representation and agreement (in the form to be provided by the corporate secretary upon written request of any stockholder of record within ten (10) days of such request) that such proposed nominee (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation or that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, and (C) would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed

Attachment 1-26

corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

(iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the business is proposed: (A) the name and address of such stockholder, as they appear on the Corporation’s books, and the name and address of such beneficial owner, (B) the class and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of the class and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting, and (C) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such nomination or business;

(iv) as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such person, a “control person”): (A) the class and number of shares of stock of the Corporation which are beneficially owned (as defined below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of the class and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting, (B) a description of any agreement, arrangement or understanding with respect to the nomination or other business and/or the voting of shares of any class or series of stock of the Corporation between or among such stockholder or beneficial owner or control person or any of their respective affiliates or associates and/or any other person (collectively, “proponent persons”), including, in the case of a nomination, the nominee, including without limitation any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders and any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder, beneficial owner or control person) (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding) and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (C) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such proponent person, the effect or intent of which may be to provide any proponent person, directly or indirectly, with the opportunity to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s stock, transfer to or from the proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, or maintain, increase or decrease the voting power of the proponent person with respect to shares of any class of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (D) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation

Attachment 1-27

made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, or understanding pursuant to which such stockholder or beneficial owner has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation; (E) a description of any agreement, arrangement or understanding with respect to any rights to distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or beneficial owner that are separated or separable pursuant to such agreement, arrangement or understanding from the underlying shares of the Corporation; (F) a description of any performance-related fees (other than an asset-based fee) that such stockholder or beneficial owner, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class of capital stock of the Corporation or any interests described in clause (A) of this Section 2.13(a)(iv); (G) a representation whether the stockholder or the beneficial owner, if any, and any control person will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which intends to (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the business to be proposed or nomination to be made (in person or by proxy) by the stockholder, (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination and/or (z) solicit proxies or votes in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act; and (H) the names and addresses of other stockholders and beneficial owners actually known (without any obligation of inquiry) by any stockholder giving the notice (and/or beneficial owner, if any, on whose behalf the nomination or proposal is made) to support such nomination or proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially and/or of record by such other stockholder(s) and beneficial owner(s); and

(v) a certification that the stockholder giving the notice and the beneficial owner(s), if any, on whose behalf the nomination is made or the business is proposed, has or have complied with all applicable federal, state and other legal requirements in connection with such stockholder’s and/or each such beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or such stockholder’s and/or each such beneficial owner’s acts or omissions as a stockholder of the Corporation, including, without limitation, in connection with such nomination or proposal.

(b) A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof. For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 2.13(b) or any other section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any stockholder’s notice, including, without limitation, any representation required herein, extend any applicable deadlines under these Bylaws or enable or be deemed to permit a stockholder who has previously submitted a stockholder’s notice under these Bylaws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders. Any such update and supplement shall be delivered in writing to the corporate secretary at the principal executive offices of the Corporation (i) in the case of any update and supplement required to be made as of the record date for notice of the meeting, not later than five (5) days after the later of such record date and the public announcement of such record date and (ii) in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof, not later than ten (10) days prior to the date of the meeting or any adjournment or postponement thereof. The Corporation may require any proposed nominee to furnish within ten (10) days of a request therefor such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including information relevant to a determination whether such proposed nominee can be considered an independent director or is otherwise qualified under the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation to serve as a director of the Corporation.

Attachment 1-28

(c) For purposes of Section 2.13(a), a “public announcement” shall mean disclosure (x) in a press release released by the Corporation following its customary procedures and reported by the Dow Jones News Service, Associated Press, or a comparable national news service or is generally available on internet news sites or (y) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of clause (a)(iv)(A) of this Section 2.13, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (i) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (ii) the right to vote such shares, alone or in concert with others and/or (iii) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

(d) Notwithstanding the foregoing provisions of this Section 2.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.13; provided, that to the fullest extent permitted by law, any reference in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including clause (iii) of each of the first and second sentences of Section 2.12) and compliance with clause (iii) of each of the first and second sentences of Section 2.12 of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of preferred stock pursuant to the Articles of Incorporation.

(e) This Section 2.13 shall not apply to notice of a proposal to be made by a stockholder if the stockholder has notified the Corporation of such stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting. Any nomination of a person for election to the Board of Directors pursuant to Section 2.12 and Section 2.13 of these Bylaws shall be subject to, and must comply with, the provisions of Rule 14a-19 under the Exchange Act.

(f) If the stockholder does not provide the information required under clause (a)(iii)(B) and clauses (a)(iv)(A)-(C) of this Section 2.13 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The chair of the meeting shall have the power to determine whether notice of a nomination or of any business proposed to be brought before the meeting was properly made in accordance with the procedures set forth in this Section 2.13. Notwithstanding the foregoing provisions hereof, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth herein. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or proponent person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19 promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any stockholder or proponent person provides notice pursuant to Rule 14a-19(b)

Attachment 1-29

promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the date of the meeting and any adjournment or postponement thereof, reasonable evidence that it or such stockholder associated person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

Section 2.14 Meetings Through Remote Communications. Stockholders may participate in a meeting of the stockholders by any means of remote communication utilized by the Corporation, including without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. If any stockholder or proxyholder votes or takes other action at a meeting by means of remote communication, a record of such vote or action shall be maintained by the Corporation. Participation in a meeting pursuant to this Section 2.14 constitutes presence in person at the meeting. Notwithstanding anything to the contrary in these Bylaws, a meeting of stockholders may be held solely by remote communication pursuant to and in accordance with NRS 78.320(4)-(6).

ARTICLE III

DIRECTORS

Section 3.1 General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in the NRS or the Articles of Incorporation.

Section 3.2 Number, Tenure, and Qualifications. The Board of Directors shall consist of at least one (1) individual, with the number of directors fixed and thereafter changed from time to time as set forth in the Articles of Incorporation and in these Bylaws. Unless otherwise provided in the Articles of Incorporation or these Bylaws, the total number of directors may be determined by the Board of Directors (by resolution(s) and without the need for an amendment to these Bylaws or to the Articles of Incorporation) or by the holders of at least a majority of the voting power of the outstanding Common Stock. Each director shall hold office until the annual meeting of stockholders at which his or her term expires and until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors, each as provided in these Bylaws.

Section 3.3 Executive Chairman. The Board of Directors shall elect an Executive Chairman from the members of the Board of Directors, who shall serve as the chair of the Board of Directors and preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.

Section 3.4 Vice Chairman of the Board. The Board of Directors may elect a Vice Chairman from the members of the Board of Directors who, in the absence of the Executive Chairman, shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.

Section 3.5 Classification and Elections. The Board of Directors shall be classified as set forth in the Articles of Incorporation. Unless otherwise provided in the Articles of Incorporation, each director shall hold

Attachment 1-30

office for a three-year term until the next annual meeting of stockholders at which his or her successor is elected and qualified. At each annual meeting of stockholders, successors to the directors of the class whose term of office expires at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders, so that the term of office of only one class of directors shall expire at each annual meeting. The number of directors in each class shall be established from time to time by resolution(s) of the Board of Directors and shall be increased or decreased by resolution(s) of the Board of Directors, as may be appropriate whenever the total number of directors is increased or decreased.

Section 3.6 Removal and Resignation of Directors. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any director may be removed from office at any time only with cause and only in accordance with the Articles of Incorporation and the applicable provisions of the NRS. Any director may resign from the Board of Directors or any committee thereof at any time, effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the Executive Chairman, the president or the corporate secretary, or in the absence of all of them, to any other officer of the Corporation and, in the case of a committee, to the chair of such committee (if any). The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.7 Vacancies; Newly Created Directorships. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, or resulting from an increase in the total number of directors, may be filled if a quorum is present by the Board of Directors, or even if less than a quorum by a majority vote of the directors then in office or by a sole remaining director. The director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of the class to which such director(s) have been elected (if any) expires and when their successors are elected or appointed, or until their earlier death, resignation, retirement or removal. Unless otherwise provided in the Articles of Incorporation, any newly created directorship or vacancy on the Board of Directors may be allocated to one or more classes consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, and the Board of Directors shall allocate such directorship to that class, of those available, the term of office of which is due to expire at the earliest date following such allocation. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.8 Annual and Regular Meetings. At any time after the annual meeting of the stockholders or any special meeting of the stockholders at which directors are elected, the Board of Directors may hold its annual meeting without call or notice other than this Section 3.8, to transact such business as the Board of Directors deems necessary or appropriate. The Board of Directors may provide by resolution the physical location, means of remote communication, date and hour for holding regular meetings between annual meetings, and if the Board of Directors so provides with respect to a regular meeting, notice of such regular meeting shall not be required.

Section 3.9 Special Meetings. Unless otherwise provided in the Articles of Incorporation or these Bylaws or required by law, special meetings of the Board of Directors may be called only by the Executive Chairman, or if there is no Executive Chairman, by the chief executive officer, or by the president or the corporate secretary, and shall be called by the Executive Chairman, the chief executive officer, the president, or the corporate secretary upon the request of at least a majority of the Board of Directors. If the Executive Chairman, or if there is no Executive Chairman, each of the chief executive officer, the president, and the corporate secretary, fails for any reason to call such special meeting, a special meeting may be called by a notice signed by at least a majority of the Board of Directors.

Section 3.10 Place of Meetings. Any regular or special meeting of the Board of Directors may be held at such physical location, either within or without the State of Nevada, and/or by such means of remote communication, as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any physical location or method of remote communication for the holding of such meeting.

Attachment 1-31

Section 3.11 Notice of Meetings. Except as otherwise provided in Section 3.8, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least twenty-four (24) hours before the time of such meeting, a copy of a written notice of any meeting (i) by delivery of such notice personally, (ii) by mailing such notice postage prepaid, (iii) by facsimile, (iv) by overnight courier, or (v) by electronic transmission or electronic writing, including, without limitation, e-mail. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If sent via facsimile, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent by electronic transmission (including, without limitation, e-mail), the notice shall be deemed delivered when directed to the e-mail address of the director appearing on the records of the Corporation and otherwise pursuant to the applicable provisions of NRS Chapter 75. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

Section 3.12 Quorum; Adjourned Meetings.

(a) A majority of the directors in office at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.13 Manner of Acting. Except as provided in Section 3.14, the affirmative vote of a majority of the directors present at a meeting of the Board of Directors at which a quorum is present is the act of the Board of Directors and a majority of the members of a committee of the Board of Directors present at a meeting of such committee at which a quorum is present is the act of such committee.

Section 3.14 Meetings Through Remote Communications. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by any means of remote communication utilized by the Corporation, including, without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.14 constitutes presence in person at the meeting.

Section 3.15 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee, excluding any director(s) not required to sign such consent pursuant to and in accordance with NRS 78.315(2). The written

Attachment 1-32

consent may be signed manually or electronically (or by any other means then permitted under the NRS) and in counterparts, including, without limitation, counterparts delivered by facsimile or electronic transmission, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 3.16 Powers and Duties.

(a) Except as otherwise restricted by NRS Chapter 78 or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as it deems fit.

(b) The Board of Directors, in its discretion, or the chair presiding at a meeting of stockholders, in his or her discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, if a quorum is present.

(c) The Board of Directors may designate one or more committees, provided that each such committee must have at least one director of the Corporation as a member. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted. Unless the Articles of Incorporation, the charter of the committee, or the resolutions designating the committee expressly require that all members of such committee be directors of the Corporation, the Board of Directors may appoint natural persons who are not directors of the Corporation to serve on such committee. The Board of Directors may designate one or more individuals as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of a committee, the member(s) thereof present at any meeting and not disqualified from voting, whether or not such present member(s) constitute a quorum, may unanimously appoint another individual to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors or the charter of the committee adopted by the Board of Directors, any such committee may have and exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall have such name as may be determined from time to time by the Board of Directors. A majority of the directors constituting a committee, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business. At any meeting of any committee where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. Each committee may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided in these Bylaws, in the resolutions of the Board of Directors designating such committee or in the charter of such committee.

Section 3.17 Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.17, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.18 Organization. Meetings of the Board of Directors shall be presided over by the Executive Chairman, or in the absence of the Executive Chairman by the Vice Chairman, or in his or her absence by the chief executive officer, or in the absence of the chief executive officer by the president, or in their absence by a chair chosen at the meeting. The corporate secretary, or in the absence of the corporate secretary, an assistant corporate secretary, shall act as corporate secretary of the meeting, but in the absence of the corporate secretary

Attachment 1-33

and any assistant corporate secretary, the chair of the meeting may appoint any person to act as corporate secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting.

ARTICLE IV

OFFICERS

Section 4.1 Election. The Board of Directors shall elect a president, a corporate secretary and a treasurer or the equivalents of such offices in accordance with NRS 78.130(1). The Board of Directors may from time to time, by resolution, elect or appoint such other officers as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors; provided, that the Board of Directors may empower the chief executive officer or the president to appoint such other subordinate officers as the business of the Corporation may require. Each officer of the Corporation shall serve until their respective successors are elected or appointed and shall qualify or until their earlier resignation or removal. Any individual may simultaneously hold two or more offices.

Section 4.2 Removal; Resignation. Any officer or agent elected by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 4.4 Officer Duties. Each officer of the Corporation shall have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of designation and, to the extent not so provided, as generally pertain to such office, subject to the control of the Board of Directors.

Section 4.5 Execution of Negotiable Instruments, Deeds and Contracts. All (i) checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation, (ii) deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party and (iii) assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile or electronic signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

ARTICLE V

CAPITAL STOCK

Section 5.1 Issuance. Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Attachment 1-34

Section 5.2 Stock Certificates and Uncertificated Shares.

(a) Every holder of stock of the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by (i) the chief executive officer, the president, or a vice president and (ii) the corporate secretary, an assistant corporate secretary, the treasurer or the chief financial officer of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile or electronic copy of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officers who have signed, or whose facsimile or electronic signatures have been used on any certificates for stock cease to be officers because of death, resignation or other reason, before the certificates for stock have been delivered by the Corporation, the certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the persons who signed the certificates, or whose facsimile or electronic signatures have been used thereon, had not ceased to be officers of the Corporation.

(b) Within a reasonable time after the issuance or transfer of any uncertificated shares on the books of the Corporation, the Corporation shall send to the record holder thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Corporation and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders or any agreement between the stockholders and the Corporation, and, within ten (10) days after receipt of a written request therefor from the stockholder of record, the Corporation shall provide to such stockholder of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent to the stockholder of record. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.

(c) Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect.

Section 5.3 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing treasury shares, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the then-current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Attachment 1-35

Section 5.4 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5 Transfer of Shares. No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of any certificate(s) therefor accompanied by an assignment or transfer by the record owner made either in person or under assignment (to the extent such shares are evidenced by a physical stock certificate) or by due delivery of transfer instructions (in the case of uncertificated shares) and any documents required therefor to the person in charge of the stock and transfer books and ledgers and in compliance with any procedures adopted by the Corporation or its agents and applicable law, and a record shall be made of each such transfer. Certificates representing such shares, if any, shall be cancelled and new certificates (if the shares are to be certificated) or uncertificated shares (if the shares are to be uncertificated) shall thereupon be issued. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation. The Corporation shall, subject to applicable law, have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation or uncertificated shares.

Section 5.6 Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

Section 5.8 Inapplicability of Controlling Interest Statutes. Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

ARTICLE VI

DISTRIBUTIONS

Section 6.1 Declaration. Distributions (as defined in NRS 78.191) may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in money, shares of capital stock, property or any other medium not prohibited under applicable law. The Board of Directors may fix in advance a record date, in accordance with and as provided in Section 2.5, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

Section 6.2 Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record owner of shares to receive distributions and to vote and receive notices and otherwise to exercise all rights and powers as such owner, and to the fullest extent permitted by law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Attachment 1-36

ARTICLE VII

RECORDS AND REPORTS; CORPORATE SEAL; FISCAL YEAR

Section 7.1 Records. All original records of the Corporation shall be kept at the principal office of the Corporation by or under the direction of the corporate secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided in these Bylaws, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3 Fiscal Year-End. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Indemnification and Insurance.

(a) Indemnification of Directors and Officers.

(i) For purposes of this Article VIII, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary, or administrator) of the Corporation or any predecessor entity thereof, or is or was serving in any capacity at the request of the Corporation as a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator or partner) of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, or as a manager of a limited liability company; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding, whether the basis of such Proceeding is alleged action in an official capacity or in any other capacity at the request of the Corporation while serving as a director, officer, employee, agent, partner, or fiduciary; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and

Attachment 1-37

reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(iii) Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or any predecessor entity thereof or a director, officer, employee, agent, partner, or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise, or as a manager of a limited liability company, and shall inure to the benefit of his or her heirs, executors and administrators.

(iv) The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by final judicial decision of a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

(b) Good Faith Defined. For purposes of any determination under clause (a) of this Section 8.1, a person shall be deemed to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this clause (b) shall be subject to applicable law and shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in clause (a) of this Section 8.1, as the case may be.

(c) Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(d) Non-Exclusivity of Rights. The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(e) Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(f) Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-

Attachment 1-38

insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(g) Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his or her action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2 Amendment. The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 8.2. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (i) the Board of Directors or (ii) the affirmative vote of the holders, voting together as a single class, of not less than two-thirds (2/3) of the voting power of the capital stock of the Corporation entitled to vote thereon; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE IX

CHANGES IN NEVADA LAW

References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE X

AMENDMENT OR REPEAL

In furtherance and not in limitation of the powers conferred by the NRS, the Board of Directors is expressly authorized to alter, amend, rescind or repeal these Bylaws, in whole or in part, or to adopt new bylaws. Subject to

Attachment 1-39

the rights of the holders of any series of preferred stock, and unless otherwise provided in the Articles of Incorporation or these Bylaws, these Bylaws may also be altered, amended, rescinded or repealed in any respect, and new bylaws may be adopted, by the affirmative vote of the holders, voting together as a single class, of not less than two-thirds (2/3) of the voting power of the capital stock of the Corporation entitled to vote thereon.

ARTICLE XI

FORUM FOR ADJUDICATION OF DISPUTES; MISCELLANEOUS PROVISIONS

Section 11.1 Forum for Adjudication of Disputes. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative, (a) that is an internal action (as defined in NRS 78.046), (b) as to which the NRS confers jurisdiction on the district court of the State of Nevada, or (c) asserting a claim governed by the internal affairs doctrine; provided, that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor, and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any claim asserting a cause of action against the Corporation or any defendant arising under the Securities Act of 1933, as amended, including against any person in connection with any offering of the Corporation’s securities, including, for the avoidance of doubt, any auditor, underwriter, expert, control person, which person shall have the right to enforce this clause.

Section 11.2 Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Bylaws (including this Article XI), (b) the Articles of Incorporation and (c) any amendment to these Bylaws or the Articles of Incorporation enacted or adopted in accordance with these Bylaws, the Articles of Incorporation and applicable law.

Section 11.3 Severability. If any provision of these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons, entities and circumstances shall not in any way be affected or impaired thereby.

*  *  *  *

Attachment 1-40

CERTIFICATION

The undersigned, as the duly elected Corporate Secretary of Willis Lease Finance Corporation, a Nevada corporation (the “Corporation”), does hereby certify that the Board of Directors of the Corporation adopted the foregoing Bylaws, to be effective as of     , 2026.

Corporate Secretary

Attachment 1-41

Exhibit III: Certificate of Designation of Series A Preferred Stock of the Nevada Corporation

[Attached.]

Attachment 1-42

EXHIBIT III

WILLIS LEASE FINANCE CORPORATION

CERTIFICATE OF DESIGNATION

OF

SERIES A PREFERRED STOCK

Pursuant to the authority conferred upon the board of directors (the “Board of Directors”) of Willis Lease Finance Corporation, a Nevada corporation (the “Company”), by Nevada Revised Statutes (as amended from time to time, the “NRS”) 78.1955 and the Company’s articles of incorporation (as amended and/or restated from time to time, the “Articles of Incorporation”), the Board of Directors has adopted the following resolution providing for the designation of a series of the Company’s authorized preferred stock, par value $0.01 per share:

RESOLVED, that pursuant to the authority conferred upon the Board of Directors by the Company’s Articles of Incorporation, the Board of Directors hereby adopts this certificate of designation (the “Certificate of Designation”) to establish and authorize the issuance of up to 9,750,000 shares of the Company’s Series A Preferred Stock, $0.01 par value per share.

RESOLVED FURTHER, the Board fixes the designation and amount thereof and the voting rights, preferences and relative, participating, optional and other special rights of the shares of this series, and the qualifications, limitations and restrictions thereof, in addition to those set forth in the Articles of Incorporation as applicable to such shares pursuant to the terms of this Certificate of Designation as follows:

1. Designation. The series of the Company’s authorized preferred stock established hereby shall be designated as the “Series A Preferred Stock”.

2. Number of Shares. The total number of authorized shares of the Series A Preferred Stock is 9,750,000. Each share of Series A Preferred Stock shall have a par value of $0.01 per share. The number of shares of the Series A Preferred Stock may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors, subject to the Articles of Incorporation, the applicable provisions of NRS 78.1955, and the provisions of this Certificate of Designation.

3. Dividends.

(a) The holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Company legally available therefor, cumulative cash dividends at the rates described in Section 3(b). To the extent declared by the Board of Directors, dividends will be payable quarterly on the 15th day of the first month of each calendar quarter in San Francisco, California, or if not a Business Day in San Francisco, California, the next succeeding Business Day in San Francisco, California, and in the case of any accrued but unpaid dividends, at such additional times, if any, as determined by the Board of Directors (each a “Dividend Payment Date”). A “Business Day” shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York, San Francisco, California or Tokyo, Japan are authorized or required by law, regulation or executive order to close. It is expected that the Board of Directors will declare any dividends by the end of the month prior to the month in which such dividends are to be paid. No less than five (5) Business Days before each Dividend Payment Date, the Company shall notify the holders of the Series A Preferred Stock of such Dividend Payment Date. The term “Original Issue Date” shall mean September 27, 2024. However, the Board of Directors will not be required to declare dividends, and the holders of the Series A Preferred Stock will not be entitled to require payment of any such dividend.

Attachment 1-43

(b)

(i) [Reserved]

(ii) [Reserved]

(iii) Dividends at the rate per annum of 8.35% on the Liquidation Value (as defined below) shall accrue on a daily basis in arrears on all shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock) and to the extent any dividends are not paid on the applicable Dividend Payment Date, whether or not declared by the Board of Directors, such dividends shall remain accumulated, compounding dividends until paid pursuant to this Certificate of Designation.

(iv) The amount of any dividend payable on the Series A Preferred Stock for any full Dividend Period (as defined herein) or any partial Dividend Period shall be prorated and computed on the basis of a 365-day year through, and including, the applicable Dividend Payment Date. A “Dividend Period” shall mean the period from and including the Original Issue Date of such shares to and including the next Dividend Payment Date. The term “Dividend Period” shall also mean each period from and excluding the previous Dividend Payment Date to and including the applicable Dividend Payment Date or other date as of which accrued dividends are to be calculated. Dividends will be payable to holders of record as they appear in the stockholder records of the Company at the close of business on the applicable record date, which shall be the date designated by the Board of Directors as the record date for the payment of dividends that is not more than thirty (30) nor less than ten (10) days prior to the applicable Dividend Payment Date (each a “Dividend Record Date”).

(c) Dividends on the Series A Preferred Stock shall be cumulative and shall accrue whether or not (i) the Company has earnings, (ii) there are funds legally available for the payment of such dividends or (iii) such dividends are declared by the Board of Directors. Any dividend payment made shall first be credited against the earliest accrued but unpaid dividends due with respect thereto that remain payable. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be cumulated and in arrears.

(d) No dividends on the Series A Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness and any related waiver or amendment thereto, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder or if such declaration or payment is restricted or prohibited by law.

(e) Except as provided in Section 3(f) below, unless all accrued and accumulated dividends on the Series A Preferred Stock for all prior Dividend Periods and the then-current Dividend Period shall have been or are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart by the Company for such payment and is deposited in trust with an independent bank or trust company that is, or whose parent or other affiliate is, a member of the Federal Deposit Insurance Corporation having capital and surplus of not less than $500,000,000 (an “Eligible Trustee”), (A) no dividends shall be declared by the Board of Directors or paid or set apart for payment by the Company on any of the Company’s capital stock for any Dividend Period, (B) no distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any shares of the Company’s common stock (the “Common Stock”) or shares of any other class or series of the Company’s capital stock ranking, as to dividends, on a parity with or junior to the Series A Preferred Stock (other than a dividend paid in shares of Common Stock or in shares of any other class or series of the Company’s capital stock ranking junior to the Series A Preferred Stock as to (i) dividends and (ii) upon a Liquidation (as defined below)) for any Dividend Period, and (C) no shares of Common Stock, or any other shares of the Company’s capital stock ranking, as to dividends or upon a Liquidation, on a parity with, or junior to, the Series A Preferred

Attachment 1-44

Stock, may be redeemed, purchased or otherwise acquired for any consideration (or any funds be paid to or made available for a sinking fund for the redemption or retirement, purchase or reduction of any such shares) by the Company (except by conversion into or exchange for other shares of capital stock of the Company ranking junior to the Series A Preferred Stock as to dividends and upon a Liquidation) for any Dividend Period.

(f) When dividends are not paid in full upon the Series A Preferred Stock or any other series of preferred stock issued by the Company ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock or any such other series of preferred stock issued by the Company ranking on a parity as to dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of the Series A Preferred Stock and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of preferred stock (which shall not include any accrual in respect of unpaid dividends on such other series of preferred stock for prior dividend periods if such other series of preferred stock does not have a cumulative dividend) bear to each other.

(g) Dividends with respect to the Series A Preferred Stock shall be of equal priority. All dividends paid with respect to shares of the Series A Preferred Stock shall be paid pro rata to the holders of such shares entitled thereto. Holders of shares of the Series A Preferred Stock shall not be entitled to any dividend or other distribution, whether payable in cash, property or shares of any class of capital stock (including the Series A Preferred Stock), in excess of the full cumulative dividends on the Series A Preferred Stock as provided herein.

4. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company (a “Liquidation”), the holders of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders an amount in cash equal to a liquidation preference of one-third (1/3) of $20.00 per share of Series A Preferred Stock, plus all accrued and unpaid dividends (whether or not declared) compounding at 8.35% per annum from the Original Issue Date up to and including the date of payment of such amount (collectively, the “Liquidation Value”), after payment of all the Company’s indebtedness and other obligations ranking senior under Nevada law, and before any distributions or payments are made to the holders of the Common Stock and any other equity securities ranking junior to the Series A Preferred Stock. In the event that, upon a Liquidation, the available assets of the Company are insufficient to pay the amount of the liquidating distributions on all outstanding shares of the Series A Preferred Stock and the corresponding amounts payable on all outstanding shares of the Company’s Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) and other classes or series of the Company’s capital stock ranking on a parity with the Series A Preferred Stock in liquidation preference to which they would otherwise be respectively entitled, then the holders of the Series A Preferred Stock, the Series B Preferred Stock and all other such classes or series of capital stock ranking on a parity with the Series A Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled upon such Liquidation if all amounts payable on or with respect to the shares of the Series A Preferred Stock were paid in full, and the Company shall not make or agree to make any payments to the holders of any equity securities ranking junior to the Series A Preferred Stock.

(b) In the event of a Liquidation, the Company shall, within ten (10) days after the date the Board of Directors approves such action, or no later than twenty (20) days after any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each record holder of Series A Preferred Stock written notice of the proposed action by first class mail, postage paid, at the respective addresses of such holders as they appear on the stock transfer records of the Company. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the cash to be received by the holders of Series A Preferred Stock upon consummation of the proposed action and the payment date or dates and the place or

Attachment 1-45

places on and at which the amounts distributable as a result thereof shall be payable. If any material change in the facts set forth in the initial notice shall occur, the Company shall promptly give written notice to each record holder of Series A Preferred Stock of such material change.

(c) After payment to the holders of Series A Preferred Stock of the full liquidation amounts provided in this Section 4, the holders of Series A Preferred Stock, as such, will have no right or claim to any of the remaining assets of the Company.

(d) Neither the sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Company, nor the merger or consolidation of the Company with or into any other entity or the merger or consolidation of any other entity with or into the Company, nor a statutory stock exchange by the Company if then permitted by the NRS, shall be deemed to be a Liquidation for the purposes of this Section 4.

5. Redemption.

(a) Mandatory Redemption. The Series A Preferred Stock has no stated maturity date; provided, however, that, subject to Section 5(b), the holders of at least two-thirds (2/3) of the outstanding shares of Series A Preferred Stock (a “Required Majority”) shall have the option to require the Company to redeem all or any portion of such stock (a “Mandatory Redemption”) for cash at the Liquidation Value (the “Redemption Price”) on ninety (90) days’ advance written notice delivered to the Company in accordance with Section 5(g)(i) upon the occurrence of any of the following events (each such event, a “Mandatory Redemption Event”):

(i) On September 27, 2031;

(ii) A material breach by the Company of the Series A Preferred Stock Purchase Agreement dated as of September 12, 2024 that is uncured on the date a Required Majority votes in favor of Mandatory Redemption, including breaches of representations and warranties contained in such Stock Purchase Agreement;

(iii) Charles Willis IV, Austin Willis and CFW Partners, L.P. (viewed collectively, as a single stockholder) cease to be the largest single stockholder (except as a result of a share transfer conducted between the Eligible Executive Officers). For the purpose of this Section 5, “Eligible Executive Officer” shall mean person(s) satisfying all conditions that (x) the Company’s president, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer of the Company who performs a policy making function or any other person who performs similar policy making functions for the Company, who has been served as such officer for more than 10 years as of the date of such transaction; and (y) such person is listed as an executive officer of the Company in the most recent proxy statement as of the date of such transaction which statement has been filed with the United States Securities and Exchange Commission;

(iv) if the Company’s Surplus (as determined in accordance with Section 5(i) below)), measured as of (w) the end of each of the Company’s fiscal years, (x) the end of each six (6)-month period following the end of any fiscal year, (y) after payment of any dividend, or (z) the end of each calendar quarter after any repurchase or redemption by the Company of any capital stock, is less than the aggregate Liquidation Value of all outstanding shares of Series A Preferred Stock together with all outstanding shares of any other class or series of the Company’s preferred stock ranking senior to and on a parity with Series A Preferred Stock; provided that the “Liquidation Value” for each such other class or series of the Company’s preferred stock shall be as defined in its certificate of designation.

(v) the Company (either individually or on a consolidated basis with its subsidiaries) incurs an operating loss or ordinary loss for two (2) consecutive fiscal years;

(vi) the Company undergoes a consolidation, merger, or sale of stock (other than with an Eligible Executive Officer) and the stockholders of the Company immediately prior to such transaction hold

Attachment 1-46

(beneficially) less than fifty percent (50%) of the issued and outstanding stock of the Company after giving effect to such transaction; and

(vii) whether in a single transaction or series of transactions, the Company or any of its Material Subsidiaries (as hereinafter defined) (x) sells, leases, transfers, delegates or otherwise disposes of more than 50% of its assets, based on the book value of its assets in the most recent audited financial statements; or (y) undergoes a consolidation, merger, share exchange, share transfer, assignment of the business or similar transaction involving more than 50% of the consolidated assets of the Company and all subsidiaries, based on the net book value of the consolidated assets of the Company and all subsidiaries in the most recent consolidated financial statements of the Company (“Consolidated Assets”), and (in the case of (x) or (y)), at least eighty percent (80%) of the net proceeds of such transaction are not used to repay indebtedness of the Company or reinvested in the Company’s business. A “Material Subsidiary” shall mean a subsidiary or trust (other than a Service Entity) owning more than 50% of the Consolidated Assets For purposes of this Section 5(a)(vii) and Section 6(f), an “Service Entity” means: WERC US, WERC UK, Willis Aeronautical Services, Inc., and Willis Aviation Services Limited.

(b) Notice of Redemption Event. If any of the Mandatory Redemption Events occur (other than item 5(a)(i)), the Company shall notify the holder(s) of the Series A Preferred Stock within five (5) Business Days of an Eligible Executive Officer of the Company becoming aware of such occurrence.

(c) Surplus Requirement. Notwithstanding Section 5(a), the number of shares of the Series A Preferred Stock that may be redeemed shall be limited to the Company’s available Surplus.

(d) Redemption Date. Subject to Section 5(a), shares of the Series A Preferred Stock will remain outstanding indefinitely, unless the Company decides to redeem them in accordance with this Certificate of Designation, or they are otherwise cancelled or exchanged. A Mandatory Redemption Event will be subject to limitations on redemptions under applicable Nevada corporate law, but shall otherwise be mandatory and not require approval of the Board of Directors.

(e) Noticed Redemption by Company. The Company may, at the Company’s option with ninety (90) days’ advance written notice delivered to the holders of the Series A Preferred Stock, redeem the Series A Preferred Stock, in whole, at any time and from time to time, on any Dividend Payment Date for cash at a price equal to the Redemption Price.

(f) Nothing in this Section 5 (except for the last clause of Section 5(g)(iii)) shall prevent or restrict the Company from purchasing, from time to time, either at a public or private sale, all or part of the shares of the Series A Preferred Stock at such price or prices as the Company may determine, subject to the provisions of applicable law.

(g) Procedures for Redemption.

(i) Written election of a Mandatory Redemption by a Required Majority (a “Redemption Election”) may be mailed to the Company, postage paid, upon the occurrence of a Mandatory Redemption Event. Any Mandatory Redemption shall occur no more than 90 days following receipt by the Company of a Redemption Election. Promptly following receipt of a Redemption Election, but in no event more than ten (10) days, the Company shall send written notice (a “Redemption Notice”) of its receipt of the Redemption Election to each holder of record of Series A Preferred Stock (for a Mandatory Redemption of such stock). In addition to any information required by law or by the applicable rules of any exchange or automated quotation system upon which the Series A Preferred Stock may be listed or admitted for quotation and trading, a Redemption Notice shall state: (A) the date of the closing of the redemption, which, pursuant to this Section 5(g)(i), shall be no later than 90 days following receipt by the Company of the Redemption Election (the applicable date, the “Redemption Date”); (B) the Redemption Price; (C) the number of shares of the Series A Preferred Stock to be redeemed; (D) the manner and place or places at which certificates for such shares of the Series A Preferred Stock to be redeemed are to be surrendered for payment of the Redemption Price; and

Attachment 1-47

(E) that dividends on the shares of the Series A Preferred Stock to be redeemed will cease to accumulate on the applicable Redemption Date. Any redemption by the Company pursuant to Section 5(e) shall require, in addition to ninety (90) days’ advance written notice: (i) with respect to redemption of shares of the Series A Preferred Stock, a notice to each record holder of shares of the Series A Preferred Stock at the respective addresses of such holders as they appear on the Company’s stock transfer records stating the information listed in (A) through (E) above.

(ii) From and after the applicable Redemption Date (unless the Company defaults in the payment of the Redemption Price), dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of the Series A Preferred Stock and all rights of the holders thereof, as such, (except the right to receive the Redemption Price) shall cease. Upon surrender, in accordance with a Redemption Notice, of the certificates for any shares of the Series A Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), or in the event the certificates are lost, stolen or missing, upon delivery of an affidavit of loss, such shares of the Series A Preferred Stock shall be redeemed by the Company at the Redemption Price by wire transfer to the holder of record of such certificate. In case fewer than all of the shares of the Series A Preferred Stock to be redeemed represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of the Series A Preferred Stock without cost to the holder(s) thereof.

(iii) Unless full cumulative dividends on all shares of the Series A Preferred Stock have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof in cash set aside for payment for all prior Dividend Periods and the then-current Dividend Period and deposited in trust with an Eligible Trustee, no Series A Preferred Stock shall be redeemed by the Company pursuant to Section 5(e) unless all outstanding shares of the Series A Preferred Stock are simultaneously redeemed and the Company shall not purchase or otherwise acquire, directly or indirectly, any shares of the Series A Preferred Stock; provided, however, the foregoing restrictions on redemptions and purchases shall not prevent the acquisition of the Series A Preferred Stock by the Company pursuant to an exchange offer made on the same terms to holders of all of the outstanding shares of the Series A Preferred Stock for shares of Company capital stock ranking on a parity with or junior to the Series A Preferred Stock.

(iv) If on any Redemption Date the Company’s Surplus is less than the amount necessary to pay the full Redemption Price for the total number of shares of the Series A Preferred Stock to be redeemed pursuant to this Section 5, the Company shall (A) take all appropriate action reasonably within its means to maximize its Surplus available for paying the Redemption Price, (B) first use any such Surplus to pay all accrued and unpaid dividends and then to call for redemption the maximum possible number of shares of the Series A Preferred Stock that it can redeem on such Redemption Date out of all such Surplus available therefor on such date, pro rata among the holders of the Series A Preferred Stock, based on the number of shares of the Series A Preferred Stock held by each holder (with any necessary adjustments to avoid fractional shares), or by any other equitable method that the Company may determine to use, and (C) following the applicable Redemption Date, at any time and from time to time when additional assets of the Company become legally available to redeem the remaining the Series A Preferred Stock, the Company shall promptly notify the holders of the Series A Preferred Stock and such holders may then mail a Redemption Election to the Company. If fewer than all the shares of the Series A Preferred Stock represented by any share certificate are to be so redeemed, the Company shall issue a new certificate for the shares not redeemed without cost to the holder(s) thereof. Notwithstanding the foregoing, if any shares of the Series B Preferred Stock are also required to be redeemed at a time when the Company’s Surplus is insufficient to pay in full the aggregate Redemption Price payable in respect of all shares of the Series A Preferred Stock and the Series B Preferred Stock then required to be redeemed, the Company shall allocate its available Surplus ratably between the Series A Preferred Stock and the Series B Preferred Stock in proportion to the aggregate Redemption Price then payable in respect of each such series, without preference or priority between such series.

Attachment 1-48

(v) All shares of the Series A Preferred Stock redeemed or repurchased pursuant to this Section 5 shall be retired and shall be automatically, and without need for any action by the Board of Directors or otherwise, restored to the status of authorized but unissued shares of the Series A Preferred Stock.

(h) Irrevocable Redemption Right. In the event of a Mandatory Redemption Event pursuant to Section 5(a), a Required Majority shall have an irrevocable option, at any time and from time to time, to require the Company to redeem all or any portion of the Series A Preferred Stock pursuant to this Section 5 until all of the shares of Series A Preferred Stock are redeemed.

(i) Determination of Surplus. For purposes of this Section 5, “Surplus” shall be determined in accordance with the provisions of this Section 5(i) and United States Generally Accepted Accounting Principles then in effect. The Company may, by resolution of the Board of Directors, determine that only a part of the consideration which shall be received by the Company for any of the shares of its capital stock which it shall issue from time to time shall be capital; but, in case any of the shares issued shall be shares having a par value, the amount of the part of such consideration so determined to be capital shall be in excess of the aggregate par value of the shares issued for such consideration having a par value, unless all the shares issued shall be shares having a par value, in which case the amount of the part of such consideration so determined to be capital need be only equal to the aggregate par value of such shares. In each such case the Board of Directors shall specify in dollars the part of such consideration which shall be capital. If the Board of Directors shall not have determined (y) at the time of issue of any shares of the capital stock of the Company issued for cash or (z) within 60 days after the issue of any shares of the capital stock of the Company issued for consideration other than cash what part of the consideration for such shares shall be capital, the capital of the Company in respect of such shares shall be an amount equal to the aggregate par value of such shares having a par value, plus the amount of the consideration for such shares without par value. The amount of the consideration so determined to be capital in respect of any shares without par value shall be the stated capital of such shares. The capital of the Company may be increased from time to time by resolution of the Board of Directors directing that a portion of the net assets of the Company in excess of the amount so determined to be capital be transferred to the capital account. The Board of Directors may direct that the portion of such net assets so transferred shall be treated as capital in respect of any shares of the Company of any designated class or classes. The excess, if any, at any given time, of the net assets of the Company over the amount so determined to be capital shall be surplus. Net assets means the amount by which total assets exceed total liabilities. Capital and surplus are not liabilities for this purpose.

6. Voting Rights and Protective Provisions.

(a) Holders of the Series A Preferred Stock shall not have any voting rights, except as provided by applicable law and as set forth in this Section 6.

(b) Whenever dividends on any shares of the Series A Preferred Stock are in arrears for an aggregate of six (6) or more Dividend Periods (whether consecutive or non-consecutive) and remain unpaid (a “Preferred Dividend Default”), if the size of the Board has not already increased by two by reason of the election of directors of the Company by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and with which the Series A Preferred Stock is entitled to vote as a class with respect to the election of those two directors, the holders of the Series A Preferred Stock (voting separately as a class with all other holders of the Series A Preferred Stock and holders of all other series of the Company’s preferred stock upon which like voting rights have been conferred) will be entitled to elect by majority vote a total of two (2) additional directors of the Company (the “Preferred Directors”) to serve on the Board of Directors (which, without the consent of a Required Majority, will not exceed seven (7) directors in total) until all unpaid dividends on the Series A Preferred Stock have been paid.

(c) Election of directors that are authorized pursuant to Section 6(b) shall be conducted at a special meeting called by the holders of record of at least twenty-five percent (25%) of the Series A Preferred Stock or by the holders of any other class or series of the Company’s preferred stock upon which like voting rights

Attachment 1-49

have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of such two directors (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of the Company’s stockholders) and otherwise at the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders until all dividends accumulated on such Series A Preferred Stock for the prior Dividend Periods and the then-current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment and deposited in trust with an Eligible Trustee. In such case, the entire Board of Directors of the Company will be increased by two (2) directors. So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding Series A Preferred Stock and any other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors.

(d) If and when all accumulated dividends and the dividends for the then-current Dividend Period on the Series A Preferred Stock shall have been paid in full or a sum sufficient has been authorized and set aside and deposited in trust with an Eligible Trustee for payment in full of all accrued and unpaid dividends, the holders of shares of the Series A Preferred Stock shall be divested of the voting rights set forth in clause (b) above (subject to revesting in the event of each and every future Preferred Dividend Default) and, if all accumulated dividends and the dividends for the then-current Dividend Period have been paid in full (unless there are one or more other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and remain exercisable), the term of office of each Preferred Director so elected shall terminate and the size of the Board of Directors shall be immediately decreased by two (2) directors. Any Preferred Director may be removed at any time, with or without cause, by the vote of, the holders of not less than two-thirds of the outstanding Series A Preferred Stock and any other classes or series of the Company’s preferred stock which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors. For purposes of Section 6(a) through this Section 6(d), it is hereby confirmed that the Series B Preferred Stock is a class of the Company’s preferred stock upon which like voting rights have been conferred and which are entitled, during such time as such voting rights are exercisable pursuant to the terms of the Series B Preferred Stock (as the case may be) as set forth in the Articles of Incorporation, to vote as a class with the Series A Preferred Stock with respect to the election of the two directors described above.

(e) Subject to Section 13, changes to the terms of the Series A Preferred Stock (other than non-substantive clarifications), shall be effective only upon vote of the Board of Directors and the affirmative vote of at least a Required Majority.

(f) So long as any shares of the Series A Preferred Stock remain outstanding whether in a single transaction or a series of transactions, the Company shall not, and shall cause the Service Entities not to, without the affirmative vote or consent of the holders of a Required Majority, (i) sell, lease, transfer, delegate or otherwise dispose of any asset of Service Entities (except for those transactions in ordinary course of its business); or (ii) undergo a consolidation, merger, share exchange, share transfer, assignment of the business or similar transaction of any of Service Entities, except in the event that the Service Entity is the acquiring entity;

(g) So long as any shares of the Series A Preferred Stock remain outstanding the Company shall not, without the affirmative vote or consent of the holders of a Required Majority, (i) authorize or create, or increase the authorized or issued amount of, any other class or series of shares of capital stock ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon a Liquidation or reclassify any authorized shares of capital stock of the Company into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares of capital stock ranking senior in priority to the Series A Preferred Stock; (ii) authorize or create, or increase the authorized or issued amount of, any other class or series of shares of capital stock that ranks pari passu to the Series A Preferred Stock with respect to payment of dividends or the distribution of

Attachment 1-50

assets upon a Liquidation or reclassify any authorized shares of capital stock of the Company into such capital stock; (iii) authorize or create, or increase the authorized or issued amount of, any additional shares of the Series A Preferred Stock; or (iv) amend, alter or repeal the provisions of the Articles of Incorporation, this Certificate of Designation, the bylaws of the Company or any other document similar to the foregoing, whether by merger, consolidation, transfer or conveyance of substantially all of its assets, or otherwise so as to materially and adversely affect any right preference, privilege or voting power of the Series A Preferred Stock or the holders thereof (each such event specified in clauses (i), (ii), (iii) and (iv), an “Event”); provided, however, with respect to the occurrence of any of the Events set forth in clause (iv) of this Section 6(f) above, so long as any shares of the Series A Preferred Stock remain outstanding or are converted into securities of the surviving entity, in each case with terms, including rights, preferences, privileges and voting or other powers that are substantially similar in all material respects to the shares of the Series A Preferred Stock, taking into account that, upon the occurrence of an Event, the Company may not be the surviving entity, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting or other powers of holders of the Series A Preferred Stock; provided, further that (A) the creation or issuance of any other class or series of capital stock of the Company ranking junior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon a Liquidation, and (B) the creation or issuance of indebtedness or debt securities, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and the holders of the Series A Preferred Stock shall have no right to vote on any such increase, creation or issuance.

(h) On each matter submitted to a vote of the holders of the Series A Preferred Stock in accordance with this Section 6, or as otherwise required by law, each share of the Series A Preferred Stock shall be entitled to one (1) vote, except that when any other series of preferred stock of the Company shall have the right to vote with the Series A Preferred Stock as a single class on any matter, the Series A Preferred Stock and such other series shall have with respect to such matters, one vote per each one-third (1/3) of $20.00 of Liquidation Value. With respect to each share of the Series A Preferred Stock, the holder thereof may designate a proxy, with each such proxy having the right to vote on behalf of the holder.

7. Restrictions on Transfer. The Series A Preferred Stock shall be issued for long-term investment purposes only. The holders of the Series A Preferred Stock may not transfer all or any part of the Series A Preferred Stock; provided, however, that such holders may assign part or all of the Series A Preferred Stock with the consent of the Company or after ninety (90) days after any Mandatory Redemption Event under Section 5(a) shall have occurred.

8. Ranking. In respect of rights to the payment of dividends and the distribution of assets in the event of a Liquidation, the Series A Preferred Stock shall rank: (i) pari passu to, or on parity with, the Company’s Series B Preferred Stock and any other series of the Company’s preferred stock to the extent such ranking has been approved by the Required Majority, and (ii) senior to the Common Stock and to any other series of Company’s preferred stock outstanding from time to time (other than a series of preferred stock referred to in clause (i) immediately above). For purposes of this Section 8, debt securities of the Company that are convertible into or exchangeable for shares of capital stock of the Company or any other debt securities of the Company shall not constitute a class or series of capital stock of the Company until such time as they are converted into capital stock.

9. Headings. The headings hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

10. Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Articles of Incorporation or this Certificate of Designation are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Articles of Incorporation and this

Attachment 1-51

Certificate of Designation that can be given effect without giving effect to the invalid, unlawful or unenforceable provision shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock herein or therein set forth shall be deemed dependent upon any other provision hereof or thereof unless so expressed herein or therein.

11. No Preemptive Rights. No holder of the Series A Preferred Stock shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of Company capital stock (whether now or hereafter authorized) or securities of the Company convertible into or carrying a right to subscribe to or acquire shares of Company capital stock.

12. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day of the recipient if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage paid. Such communications must be sent (a) to the Company, at its principal executive offices and (b) to any holder of the Series A Preferred Stock, at such holder’s address at it appears in the stock transfer records of the Company (or at such other address as shall be specified in a notice given in accordance with this Section 12).

13. Amendment; Waiver. No provision of this Certificate of Designation may be amended, modified or waived except by an instrument in writing executed by the Company and a Required Majority, and any such written amendment, modification or waiver shall be binding on the Company and each holder of the Series A Preferred Stock. No amendment, modification or waiver of the terms or relative priorities of the Series A Preferred Stock may be accomplished by the merger, consolidation or other transaction of the Company with another company or entity unless the Company has obtained the prior written consent of a Required Majority in accordance with this Section 13.

14. Calculations. With respect to any rights of the holders of Series A Preferred Stock that are calculated with reference to the Liquidation Value, including without limitation the right to the payment of dividends pursuant to Section 3, a holder’s right shall be calculated by determining such holder’s aggregate mathematical entitlement, based on the number of shares of Series A Preferred Stock held by such holder, and then rounding such aggregate result to the nearest whole cent.

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Attachment 1-52

Exhibit IV: Certificate of Designation of Series B Preferred Stock of the Nevada Corporation

[Attached.]

Attachment 1-53

EXHIBIT IV

WILLIS LEASE FINANCE CORPORATION

CERTIFICATE OF DESIGNATION

OF

SERIES B PREFERRED STOCK

Pursuant to the authority conferred upon the board of directors (the “Board of Directors”) of Willis Lease Finance Corporation, a Nevada corporation (the “Company”), by Nevada Revised Statutes (as amended from time to time, the “NRS”) 78.1955 and the Company’s articles of incorporation (as amended and/or restated from time to time, the “Articles of Incorporation”), the Board of Directors has adopted the following resolution providing for the designation of a series of the Company’s authorized preferred stock, par value $0.01 per share:

RESOLVED, that pursuant to the authority conferred upon the Board of Directors by the Company’s Articles of Incorporation, the Board of Directors hereby adopts this certificate of designation (the “Certificate of Designation”) to establish and authorize the issuance of up to 5,250,000 shares of the Company’s Series B Preferred Stock, $0.01 par value per share.

RESOLVED FURTHER, that this Certificate of Designation has been approved by the holders of all shares of the Company’s Series A Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), issued pursuant to the Company’s Certificate of Designation of Series A Preferred Stock.

RESOLVED FURTHER, the Board fixes the designation and amount thereof and the voting rights, preferences and relative, participating, optional and other special rights of the shares of this series, and the qualifications, limitations and restrictions thereof, in addition to those set forth in the Articles of Incorporation as applicable to such shares pursuant to the terms of this Certificate of Designation as follows:

1. Designation. The series of the Company’s authorized preferred stock established hereby shall be designated as the “Series B Preferred Stock.”

2. Number of Shares. The total number of authorized shares of the Series B Preferred Stock is 5,250,000. Each share of Series B Preferred Stock shall have a par value of $0.01 per share. The number of shares of the Series B Preferred Stock may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors, subject to the Articles of Incorporation, the applicable provisions of NRS 78.1955, and the provisions of this Certificate of Designation.

3. Dividends.

(a) The holders of shares of the Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Company legally available therefor, cumulative cash dividends at the rates described in Section 3(b). To the extent declared by the Board of Directors, dividends will be payable quarterly on the 15th day of the first month of each calendar quarter in San Francisco, California, or if not a Business Day in San Francisco, California, the next succeeding Business Day in San Francisco, California, and in the case of any accrued but unpaid dividends, at such additional times, if any, as determined by the Board of Directors (each a “Dividend Payment Date”); provided, however, that the first Dividend Payment Date for the Series B Preferred Stock will be January 15, 2027. A “Business Day” shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York, San Francisco, California or Tokyo, Japan are authorized or required by law, regulation or executive order to close. It is expected that the Board of Directors will declare any dividends by the end of the month prior to the month in which such dividends are to be paid. No less than five (5) Business Days before each Dividend Payment Date, the Company shall notify the holders of the Series B Preferred Stock of such Dividend Payment Date. Dividends on the Series B Preferred Stock will accrue and be cumulative from and including September 29, 2026 (the “Original Issue Date”). However, the Board of Directors will not be required to declare dividends, and the holders of the Series B Preferred Stock will not be entitled to require payment of any such dividend.

Attachment 1-54

(b)

(i) From and after the Original Issue Date, dividends at the rate per annum of 8.09% on the Liquidation Value shall accrue on a daily basis in arrears on all shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock) and to the extent dividends are not paid on the 15th day of the first month of each calendar quarter in San Francisco, California, commencing January 15, 2027 (or if such day is not a Business Day, on the next succeeding Business Day), in San Francisco, California, whether or not declared by the Board of Directors, and shall remain accumulated, compounding dividends until paid pursuant to this Certificate of Designation.

(ii) The amount of any dividend payable on the Series B Preferred Stock for any full Dividend Period (as defined herein) or any partial Dividend Period shall be prorated and computed on the basis of a 365-day year (it being understood that the dividend payable to the holders of the Series B Preferred Stock on January 15, 2027 may be for more or less than a full Dividend Period and for the Series B Preferred Stock will reflect dividends accumulated from the Original Issue Date of such shares through, and including, January 15, 2027. A “Dividend Period” shall mean the period from and including the Original Issue Date of such shares to and including the next Dividend Payment Date; provided that the Dividend Period following the Original Issue Date of the Series B Preferred Stock shall be the period from such Original Issue Date to January 15, 2027. The term “Dividend Period” shall also mean each subsequent period (i.e., each period after the Dividend Period ending January 15, 2027) from and excluding the previous Dividend Payment Date to and including the applicable Dividend Payment Date or other date as of which accrued dividends are to be calculated. Dividends will be payable to holders of record as they appear in the stockholder records of the Company at the close of business on the applicable record date, which shall be the date designated by the Board of Directors as the record date for the payment of dividends that is not more than thirty (30) nor less than ten (10) days prior to the applicable Dividend Payment Date (each a “Dividend Record Date”).

(c) Dividends on the Series B Preferred Stock shall be cumulative and shall accrue whether or not (i) the Company has earnings, (ii) there are funds legally available for the payment of such dividends or (iii) such dividends are declared by the Board of Directors. Any dividend payment made shall first be credited against the earliest accrued but unpaid dividends due with respect thereto that remain payable. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock that may be cumulated and in arrears.

(d) No dividends on the Series B Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness and any related waiver or amendment thereto, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment is restricted or prohibited by law.

(e) Except as provided in Section 3(f) below, unless all accrued and accumulated dividends on the Series B Preferred Stock for all prior Dividend Periods and the then-current Dividend Period shall have been or are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart by the Company for such payment and is deposited in trust with an independent bank or trust company that is, or whose parent or other affiliate is, a member of the Federal Deposit Insurance Corporation having capital and surplus of not less than $500,000,000 (an “Eligible Trustee”), (A) no dividends shall be declared by the Board of Directors or paid or set apart for payment by the Company on any of the Company’s capital stock for any Dividend Period, (B) no distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any shares of the Company’s common stock (the “Common Stock”) or shares of any other class or series of the Company’s capital stock ranking, as to dividends, on a parity with or junior to the Series B Preferred Stock (other than a dividend paid in shares of Common Stock or in shares of any other class or series of the Company’s capital stock ranking junior to the Series B

Attachment 1-55

Preferred Stock as to (i) dividends and (ii) upon a Liquidation (as defined below)) for any Dividend Period, and (C) no shares of Common Stock, or any other shares of the Company’s capital stock ranking, as to dividends or upon a Liquidation, on a parity with, or junior to, the Series B Preferred Stock, may be redeemed, purchased or otherwise acquired for any consideration (or any funds be paid to or made available for a sinking fund for the redemption or retirement, purchase or reduction of any such shares) by the Company (except by conversion into or exchange for other shares of capital stock of the Company ranking junior to the Series B Preferred Stock as to dividends and upon a Liquidation) for any Dividend Period.

(f) When dividends are not paid in full upon the Series B Preferred Stock or any other series of preferred stock issued by the Company ranking on a parity as to dividends with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock or any such other series of preferred stock issued by the Company ranking on a parity as to dividends with the Series B Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of the Series B Preferred Stock and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series B Preferred Stock and such other series of preferred stock (which shall not include any accrual in respect of unpaid dividends on such other series of preferred stock for prior dividend periods if such other series of preferred stock does not have a cumulative dividend) bear to each other.

(g) Dividends with respect to the Series B Preferred Stock shall be of equal priority. All dividends paid with respect to shares of the Series B Preferred Stock shall be paid pro rata to the holders of such shares entitled thereto. Holders of shares of the Series B Preferred Stock shall not be entitled to any dividend or other distribution, whether payable in cash, property or shares of any class of capital stock (including the Series B Preferred Stock), in excess of the full cumulative dividends on the Series B Preferred Stock as provided herein.

4. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company (a “Liquidation”), the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders an amount in cash equal to a liquidation preference of one-third (1/3) of $20.00 per share of Series B Preferred Stock, plus all accrued and unpaid dividends (whether or not declared) compounding at 8.09% per annum from the Original Issue Date up to and including the date of payment of such amount (the “Liquidation Value”), after payment of all the Company’s indebtedness and other obligations ranking senior under Nevada law, and before any distributions or payments are made to the holders of the Common Stock and any other equity securities ranking junior to the Series B Preferred Stock. In the event that, upon a Liquidation, the available assets of the Company are insufficient to pay the amount of the liquidating distributions on all outstanding shares of the Series B Preferred Stock and the corresponding amounts payable on all outstanding shares of the Series A Preferred Stock and other classes or series of the Company’s capital stock ranking on a parity with the Series B Preferred Stock in liquidation preference to which they would otherwise be respectively entitled, then the holders of the Series B Preferred Stock, the Series A Preferred Stock and all other such classes or series of capital stock ranking on a parity with the Series B Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled upon such Liquidation if all amounts payable on or with respect to the shares of the Series B Preferred Stock were paid in full, and the Company shall not make or agree to make any payments to the holders of any equity securities ranking junior to the Series B Preferred Stock.

(b) In the event of a Liquidation, the Company shall, within ten (10) days after the date the Board of Directors approves such action, or no later than twenty (20) days after any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each record holder of Series B Preferred Stock written notice of the proposed action by first class mail, postage paid, at the respective addresses of such holders as they appear on the stock transfer records of the Company. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the cash to be received by the holders of Series B

Attachment 1-56

Preferred Stock upon consummation of the proposed action and the payment date or dates and the place or places on and at which the amounts distributable as a result thereof shall be payable. If any material change in the facts set forth in the initial notice shall occur, the Company shall promptly give written notice to each record holder of Series B Preferred Stock of such material change.

(c) After payment to the holders of Series B Preferred Stock of the full liquidation amounts provided in this Section 4, the holders of Series B Preferred Stock, as such, will have no right or claim to any of the remaining assets of the Company.

(d) Neither the sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Company, nor the merger or consolidation of the Company with or into any other entity or the merger or consolidation of any other entity with or into the Company nor a statutory stock exchange by the Company if then permitted by the NRS, shall be deemed to be a Liquidation for the purposes of this Section 4.

5. Redemption.

(a) Mandatory Redemption. The Series B Preferred Stock has no stated maturity date; provided, however, that, subject to Section 5(b), the holders of at least two-thirds (2/3) of the outstanding shares of Series B Preferred Stock (a “Required Majority”) shall have the option to require the Company to redeem all or any portion of such stock (a “Mandatory Redemption”) for cash at the Liquidation Value (the “Redemption Price”) on ninety (90) days’ advance written notice delivered to the Company in accordance with Section 5(g)(i) upon the occurrence of any of the following events (each such event, a “Mandatory Redemption Event”):

(i) On September 29, 2031;

(ii) A material breach by the Company of the Series B Preferred Stock Purchase Agreement dated as of September 16, 2026 that is uncured on the date a Required Majority votes in favor of Mandatory Redemption, including breaches of representations and warranties contained in such Stock Purchase Agreement;

(iii) Charles Willis IV, Austin Willis and CFW Partners, L.P. (viewed collectively, as a single stockholder) cease to be the largest single stockholder (except as a result of a share transfer conducted between the Eligible Executive Officers). For the purpose of this Section 5, “Eligible Executive Officer” shall mean person(s) satisfying all conditions that (x) the Company’s president, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer of the Company who performs a policy making function or any other person who performs similar policy making functions for the Company, who has been served as such officer for more than 10 years as of the date of such transaction; and (y) such person is listed as an executive officer of the Company in the most recent proxy statement as of the date of such transaction which statement has been filed with the United States Securities and Exchange Commission;

(iv) if the Company’s Surplus (as determined in accordance with Section 5(i) below)), measured as of (w) the end of each of the Company’s fiscal years, (x) the end of each six (6)-month period following the end of any fiscal year, (y) after payment of any dividend, or (z) the end of each calendar quarter after any repurchase or redemption by the Company of any capital stock, is less than the aggregate Liquidation Value of all outstanding shares of Series B Preferred Stock together with all outstanding shares of any other class or series of the Company’s preferred stock ranking senior to and on a parity with Series B Preferred Stock; provided that the “Liquidation Value” for each such other class or series of the Company’s preferred stock shall be as defined in its certificate of designation;

(v) the Company (either individually or on a consolidated basis with its subsidiaries) incurs an operating loss or ordinary loss for two (2) consecutive fiscal years;

(vi) the Company undergoes a consolidation, merger, or sale of stock (other than with an Eligible Executive Officer) and the stockholders of the Company immediately prior to such transaction hold

Attachment 1-57

(beneficially) less than fifty percent (50%) of the issued and outstanding stock of the Company after giving effect to such transaction; and

(vii) whether in a single transaction or series of transactions, the Company or any of its Material Subsidiaries (as hereinafter defined) (x) sells, leases, transfers, delegates or otherwise disposes of more than 50% of its assets, based on the book value of its assets in the most recent audited financial statements; or (y) undergoes a consolidation, merger, share exchange, share transfer, assignment of the business or similar transaction involving more than 50% of the consolidated assets of the Company and all subsidiaries, based on the net book value of the consolidated assets of the Company and all subsidiaries in the most recent consolidated financial statements of the Company (“Consolidated Assets”), and (in the case of (x) or (y)), at least eighty percent (80%) of the net proceeds of such transaction are not used to repay indebtedness of the Company or reinvested in the Company’s business. A “Material Subsidiary” shall mean a subsidiary or trust (other than a Service Entity) owning more than 50% of the Consolidated Assets. For purposes of this Section 5(a)(vii) and Section 6(f), an “Service Entity” means: WERC US, WERC UK, Willis Aeronautical Services, Inc., and Willis Aviation Services Limited.

(b) Notice of Redemption Event. If any of the Mandatory Redemption Events occur (other than item 5(a)(i)), the Company shall notify the holder(s) of the Series B Preferred Stock within five (5) Business Days of an Eligible Executive Officer of the Company becoming aware of such occurrence.

(c) Surplus Requirement. Notwithstanding Section 5(a), the number of shares of the Series B Preferred Stock that may be redeemed shall be limited to the Company’s available Surplus.

(d) Redemption Date. Subject to Section 5(a), shares of the Series B Preferred Stock will remain outstanding indefinitely, unless the Company decides to redeem them in accordance with this Certificate of Designation, or they are otherwise cancelled or exchanged. A Mandatory Redemption Event will be subject to limitations on redemptions under applicable Nevada corporate law, but shall otherwise be mandatory and not require approval of the Board of Directors.

(e) Noticed Redemption by Company. The Company may, at the Company’s option with ninety (90) days’ advance written notice delivered to the holders of the Series B Preferred Stock, redeem the Series B Preferred Stock, in whole, at any time and from time to time, on any Dividend Payment Date for cash at a price equal to the Redemption Price.

(f) Nothing in this Section 5 (except for the last clause of Section 5(g)(iii)) shall prevent or restrict the Company from purchasing, from time to time, either at a public or private sale, all or part of the shares of the Series B Preferred Stock at such price or prices as the Company may determine, subject to the provisions of applicable law.

(g) Procedures for Redemption.

(i) Written election of a Mandatory Redemption by a Required Majority (a “Redemption Election”) may be mailed to the Company, postage paid, upon the occurrence of a Mandatory Redemption Event. Any Mandatory Redemption shall occur no more than 90 days following receipt by the Company of a Redemption Election. Promptly following receipt of a Redemption Election, but in no event more than ten (10) days, the Company shall send written notice (a “Redemption Notice”) of its receipt of the Redemption Election to each holder of record of Series B Preferred Stock (for a Mandatory Redemption of such stock). In addition to any information required by law or by the applicable rules of any exchange or automated quotation system upon which the Series B Preferred Stock may be listed or admitted for quotation and trading, a Redemption Notice shall state: (A) the date of the closing of the redemption, which, pursuant to this Section 5(g)(i), shall be no later than 90 days following receipt by the Company of the Redemption Election (the applicable date, the “Redemption Date”); (B) the Redemption Price; (C) the number of shares of the Series B Preferred Stock to be redeemed; (D) the manner and place or places at which certificates for such shares of the Series B Preferred Stock to be redeemed are to be surrendered for payment of the Redemption Price; and

Attachment 1-58

(E) that dividends on the shares of the Series B Preferred Stock to be redeemed will cease to accumulate on the applicable Redemption Date. Any redemption by the Company pursuant to Section 5(e) shall require, in addition to ninety (90) days’ advance written notice: (i) with respect to redemption of shares of the Series B Preferred Stock, a notice to each record holder of shares of the Series B Preferred Stock at the respective addresses of such holders as they appear on the Company’s stock transfer records stating the information listed in (A) through (E) above.

(ii) From and after the applicable Redemption Date (unless the Company defaults in the payment of the Redemption Price), dividends on the shares of the Series B Preferred Stock so called for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of the Series B Preferred Stock and all rights of the holders thereof, as such, (except the right to receive the Redemption Price) shall cease. Upon surrender, in accordance with a Redemption Notice, of the certificates for any shares of the Series B Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), or in the event the certificates are lost, stolen or missing, upon delivery of an affidavit of loss, such shares of the Series B Preferred Stock shall be redeemed by the Company at the Redemption Price by wire transfer to the holder of record of such certificate. In case fewer than all of the shares of the Series B Preferred Stock to be redeemed represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of the Series B Preferred Stock without cost to the holder(s) thereof.

(iii) Unless full cumulative dividends on all shares of the Series B Preferred Stock have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof in cash set aside for payment for all prior Dividend Periods and the then-current Dividend Period and deposited in trust with an Eligible Trustee, no Series B Preferred Stock shall be redeemed by the Company pursuant to Section 5(e) unless all outstanding shares of the Series B Preferred Stock are simultaneously redeemed and the Company shall not purchase or otherwise acquire, directly or indirectly, any shares of the Series B Preferred Stock; provided, however, the foregoing restrictions on redemptions and purchases shall not prevent the acquisition of the Series B Preferred Stock by the Company pursuant to an exchange offer made on the same terms to holders of all of the outstanding shares of the Series B Preferred Stock for shares of Company capital stock ranking on a parity with or junior to the Series B Preferred Stock.

(iv) If on any Redemption Date the Company’s Surplus is less than the amount necessary to pay the full Redemption Price for the total number of shares of the Series B Preferred Stock to be redeemed pursuant to this Section 5, the Company shall (A) take all appropriate action reasonably within its means to maximize its Surplus available for paying the Redemption Price, (B) first use any such Surplus to pay all accrued and unpaid dividends and then to call for redemption the maximum possible number of shares of the Series B Preferred Stock that it can redeem on such Redemption Date out of all such Surplus available therefor on such date, pro rata among the holders of the Series B Preferred Stock, based on the number of shares of the Series B Preferred Stock held by each holder (with any necessary adjustments to avoid fractional shares), or by any other equitable method that the Company may determine to use, and (C) following the applicable Redemption Date, at any time and from time to time when additional assets of the Company become legally available to redeem the remaining the Series B Preferred Stock, the Company shall promptly notify the holders of the Series B Preferred Stock and such holders may then mail a Redemption Election to the Company. If fewer than all the shares of the Series B Preferred Stock represented by any share certificate are to be so redeemed, the Company shall issue a new certificate for the shares not redeemed without cost to the holder(s) thereof. Notwithstanding the foregoing, if any shares of the Series A Preferred Stock are also required to be redeemed at a time when the Company’s Surplus is insufficient to pay in full the aggregate Redemption Price payable in respect of all shares of the Series A Preferred Stock and the Series B Preferred Stock then required to be redeemed, the Company shall allocate its available Surplus ratably between the Series A Preferred Stock and the Series B Preferred Stock in proportion to the aggregate Redemption Price then payable in respect of each such series, without preference or priority between such series.

Attachment 1-59

(v) All shares of the Series B Preferred Stock redeemed or repurchased pursuant to this Section 5 shall be retired and shall be automatically, and without need for any action by the Board of Directors or otherwise, restored to the status of authorized but unissued shares of the Series B Preferred Stock.

(h) Irrevocable Redemption Right. In the event of a Mandatory Redemption Event pursuant to Section 5(a), a Required Majority shall have an irrevocable option, at any time and from time to time, to require the Company to redeem all or any portion of the Series B Preferred Stock pursuant to this Section 5 until all of the shares of Series B Preferred Stock are redeemed.

(i) Determination of Surplus. For purposes of this Section 5, “Surplus” shall be determined in accordance with the provisions of this Section 5(i) and United States Generally Accepted Accounting Principles then in effect. The Company may, by resolution of the Board of Directors, determine that only a part of the consideration which shall be received by the Company for any of the shares of its capital stock which it shall issue from time to time shall be capital; but, in case any of the shares issued shall be shares having a par value, the amount of the part of such consideration so determined to be capital shall be in excess of the aggregate par value of the shares issued for such consideration having a par value, unless all the shares issued shall be shares having a par value, in which case the amount of the part of such consideration so determined to be capital need be only equal to the aggregate par value of such shares. In each such case the Board of Directors shall specify in dollars the part of such consideration which shall be capital. If the Board of Directors shall not have determined (y) at the time of issue of any shares of the capital stock of the Company issued for cash or (z) within 60 days after the issue of any shares of the capital stock of the Company issued for consideration other than cash what part of the consideration for such shares shall be capital, the capital of the Company in respect of such shares shall be an amount equal to the aggregate par value of such shares having a par value, plus the amount of the consideration for such shares without par value. The amount of the consideration so determined to be capital in respect of any shares without par value shall be the stated capital of such shares. The capital of the Company may be increased from time to time by resolution of the Board of Directors directing that a portion of the net assets of the Company in excess of the amount so determined to be capital be transferred to the capital account. The Board of Directors may direct that the portion of such net assets so transferred shall be treated as capital in respect of any shares of the Company of any designated class or classes. The excess, if any, at any given time, of the net assets of the Company over the amount so determined to be capital shall be surplus. Net assets means the amount by which total assets exceed total liabilities. Capital and surplus are not liabilities for this purpose.

6. Voting Rights and Protective Provisions.

(a) Holders of the Series B Preferred Stock shall not have any voting rights, except as provided by applicable law and as set forth in this Section 6.

(b) Whenever dividends on any shares of the Series B Preferred Stock are in arrears for an aggregate of six (6) or more Dividend Periods (whether consecutive or non-consecutive) and remain unpaid (a “Preferred Dividend Default”), if the size of the Board has not already increased by two by reason of the election of directors of the Company by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and with which the Series B Preferred Stock is entitled to vote as a class with respect to the election of those two directors, the holders of the Series B Preferred Stock (voting separately as a class with all other holders of the Series B Preferred Stock and holders of all other series of the Company’s preferred stock upon which like voting rights have been conferred) will be entitled to elect by majority vote a total of two (2) additional directors of the Company (the “Preferred Directors”) to serve on the Board of Directors (which, without the consent of a Required Majority, will not exceed seven (7) directors in total) until all unpaid dividends on the Series B Preferred Stock have been paid.

Attachment 1-60

(c) Election of directors that are authorized pursuant to Section 6(b) shall be conducted at a special meeting called by the holders of record of at least twenty-five percent (25%) of the Series B Preferred Stock or by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B Preferred Stock in the election of such two directors (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of the Company’s stockholders) and otherwise at the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders until all dividends accumulated on such Series B Preferred Stock for the prior Dividend Periods and the then-current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment and deposited in trust with an Eligible Trustee. In such case, the entire Board of Directors of the Company will be increased by two (2) directors. So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding Series B Preferred Stock and any other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B Preferred Stock in the election of directors.

(d) If and when all accumulated dividends and the dividends for the then-current Dividend Period on the Series B Preferred Stock shall have been paid in full or a sum sufficient has been authorized and set aside and deposited in trust with an Eligible Trustee for payment in full of all accrued and unpaid dividends, the holders of shares of the Series B Preferred Stock shall be divested of the voting rights set forth in clause (b) above (subject to revesting in the event of each and every future Preferred Dividend Default) and, if all accumulated dividends and the dividends for the then-current Dividend Period have been paid in full (unless there are one or more other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and remain exercisable), the term of office of each Preferred Director so elected shall terminate and the size of the Board of Directors shall be immediately decreased by two (2) directors. Any Preferred Director may be removed at any time, with or without cause, by the vote of, the holders of not less than two-thirds of the outstanding Series B Preferred Stock and any other classes or series of the Company’s preferred stock which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B Preferred Stock in the election of directors. For purposes of Section 6(a) through this Section 6(d), it is hereby confirmed that the Series A Preferred Stock is a class of the Company’s preferred stock upon which like voting rights have been conferred and which are entitled, during such time as such voting rights are exercisable pursuant to the terms of the Series A Preferred Stock (as the case may be) as set forth in the Articles of Incorporation, to vote as a class with the Series B Preferred Stock with respect to the election of the two directors described above.

(e) Subject to Section 13, changes to the terms of the Series B Preferred Stock (other than non-substantive clarifications), shall be effective only upon vote of the Board of Directors and the affirmative vote of at least a Required Majority.

(f) So long as any shares of the Series B Preferred Stock remain outstanding, whether in a single transaction or a series of transactions, the Company shall not, and shall cause the Service Entities not to, without the affirmative vote or consent of the holders of a Required Majority, (i) sell, lease, transfer, delegate or otherwise dispose of any asset of Service Entities (except for those transactions in ordinary course of its business); or (ii) undergo a consolidation, merger, share exchange, share transfer, assignment of the business or similar transaction of any of Service Entities, except in the event that the Service Entity is the acquiring entity;

(g) So long as any shares of the Series B Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of a Required Majority, (i) authorize or create, or increase the authorized or issued amount of, any other class or series of shares of capital stock ranking senior to the Series B Preferred Stock with respect to payment of dividends or the distribution of assets upon a Liquidation or reclassify any authorized shares of capital stock of the Company into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any

Attachment 1-61

such shares of capital stock ranking senior in priority to the Series B Preferred Stock; (ii) authorize or create, or increase the authorized or issued amount of, any other class or series of shares of capital stock that ranks pari passu to the Series B Preferred Stock with respect to payment of dividends or the distribution of assets upon a Liquidation or reclassify any authorized shares of capital stock of the Company into such capital stock; (iii) authorize or create, or increase the authorized or issued amount of, any additional shares of the Series B Preferred Stock; or (iv) amend, alter or repeal the provisions of the Articles of Incorporation, this Certificate of Designation, the bylaws of the Company or any other document similar to the foregoing, whether by merger, consolidation, transfer or conveyance of substantially all of its assets, or otherwise so as to materially and adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock or the holders thereof (each such event specified in clauses (i), (ii), (iii) and (iv), an “Event”); provided, however, with respect to the occurrence of any of the Events set forth in clause (iv) of this Section 6(f) above, so long as any shares of the Series B Preferred Stock remain outstanding or are converted into securities of the surviving entity, in each case with terms, including rights, preferences, privileges and voting or other powers that are substantially similar in all material respects to the shares of the Series B Preferred Stock, taking into account that, upon the occurrence of an Event, the Company may not be the surviving entity, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting or other powers of holders of the Series B Preferred Stock; provided, further that (A) the creation or issuance of any other class or series of capital stock of the Company ranking junior to the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets upon a Liquidation, and (B) the creation or issuance of indebtedness or debt securities, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and the holders of the Series B Preferred Stock shall have no right to vote on any such increase, creation or issuance.

(h) On each matter submitted to a vote of the holders of the Series B Preferred Stock in accordance with this Section 6, or as otherwise required by law, each share of the Series B Preferred Stock shall be entitled to one (1) vote, except that when any other series of preferred stock of the Company shall have the right to vote with the Series B Preferred Stock as a single class on any matter, the Series B Preferred Stock and such other series shall have with respect to such matters, one vote per each one-third (1/3) of $20.00 of Liquidation Value. With respect to each share of the Series B Preferred Stock, the holder thereof may designate a proxy, with each such proxy having the right to vote on behalf of the holder.

7. Restrictions on Transfer. The Series B Preferred Stock shall be issued for long-term investment purposes only. The holders of the Series B Preferred Stock may not transfer all or any part of the Series B Preferred Stock; provided, however, that such holders may assign part or all of the Series B Preferred Stock with the consent of the Company or after ninety (90) days after any Mandatory Redemption Event under Section 5(a) shall have occurred.

8. Ranking. In respect of rights to the payment of dividends and the distribution of assets in the event of a Liquidation, the Series B Preferred Stock shall rank: (i) pari passu to, or on parity with, the Company’s Series A Preferred Stock and any other series of the Company’s preferred stock to the extent such ranking has been approved by the Required Majority, and (ii) senior to the Common Stock and to any other series of Company’s preferred stock outstanding from time to time (other than a series of preferred stock referred to in clause (i) immediately above). For purposes of this Section 8, debt securities of the Company that are convertible into or exchangeable for shares of capital stock of the Company or any other debt securities of the Company shall not constitute a class or series of capital stock of the Company until such time as they are converted into capital stock.

9. Headings. The headings hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

10. Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred

Attachment 1-62

Stock set forth in the Articles of Incorporation or this Certificate of Designation are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock set forth in the Articles of Incorporation and this Certificate of Designation that can be given effect without giving effect to the invalid, unlawful or unenforceable provision shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock herein or therein set forth shall be deemed dependent upon any other provision hereof or thereof unless so expressed herein or therein.

11. No Preemptive Rights. No holder of the Series B Preferred Stock shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of Company capital stock (whether now or hereafter authorized) or securities of the Company convertible into or carrying a right to subscribe to or acquire shares of Company capital stock.

12. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day of the recipient if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage paid. Such communications must be sent (a) to the Company, at its principal executive offices and (b) to any holder of the Series B Preferred Stock, at such holder’s address at it appears in the stock transfer records of the Company (or at such other address as shall be specified in a notice given in accordance with this Section 12).

13. Amendment; Waiver. No provision of this Certificate of Designation may be amended, modified or waived except by an instrument in writing executed by the Company and a Required Majority, and any such written amendment, modification or waiver shall be binding on the Company and each holder of the Series B Preferred Stock. No amendment, modification or waiver of the terms or relative priorities of the Series B Preferred Stock may be accomplished by the merger, consolidation or other transaction of the Company with another company or entity unless the Company has obtained the prior written consent of a Required Majority in accordance with this Section 13.

14. Calculations. With respect to any rights of the holders of Series B Preferred Stock that are calculated with reference to the Liquidation Value, including without limitation the right to the payment of dividends pursuant to Section 3, a holder’s right shall be calculated by determining such holder’s aggregate mathematical entitlement, based on the number of shares of Series B Preferred Stock held by such holder, and then rounding such aggregate result to the nearest whole cent.

[Remainder of page left blank]

Attachment 1-63

CERTIFICATE OF INCORPORATION

OF

WILLIS LEASE FINANCE CORPORATION

ARTICLE I

NAME OF CORPORATION

The name of this corporation is WILLIS LEASE FINANCE CORPORATION.

ARTICLE II

REGISTERED OFFICE

The address of the registered office of the corporation in the State of Delaware is 9 East Loockerman Street, City of Dover, County of Kent, and the name of its registered agent at that address is National Registered Agents, Inc.

ARTICLE III

PURPOSE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

AUTHORIZED CAPITAL STOCK

(a) The corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Preferred Stock” and “Common Stock”; the total number of shares which the corporation shall have authority to issue is Twenty-Five Million (25,000,000); the total number of shares of Preferred Stock shall be Five Million (5,000,000) and each such share shall have a par value of one cent ($0.01); and the total number of shares of Common Stock shall be Twenty Million (20,000,000) and each such share shall have a par value of one cent ($0.01).

(b) The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

ARTICLE V

INCORPORATOR

The name and mailing address of the incorporator of the corporation is: Jeanne Carnahan, c/o National Corporate Research, LTD, 9 East Loockerman Street, Dover, Delaware 19901.

Attachment 2-1

ARTICLE VI

ELECTION OF DIRECTORS

Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

ARTICLE VII

STAGGERED BOARD

(a) The number of directors which shall constitute the whole board of directors of the corporation shall be specified in the bylaws of the corporation.

(b) Effective on the filing of the Certificate of Incorporation of the corporation (“Incorporation Date”), the board shall be divided into three classes: Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as possible. Directors in Class I shall serve for a term ending at the first annual meeting held after the Incorporation Date, directors in Class II shall serve for a term ending at the second annual meeting held after the Incorporation Date, and directors in Class III shall serve for a term ending at the third annual meeting held after the Incorporation Date. Thereafter, each director shall serve for a term ending at the third annual stockholders meeting following the annual meeting at which such director was elected. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, die, become disqualified or disabled, or shall otherwise be removed.

(c) At each annual election held after the Incorporation Date, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the board of directors fills a vacancy resulting from the resignation, death, disqualification or removal of a director, the director chosen to fill that vacancy shall be of the same class as the director he succeeds, unless, by reason of any previous changes in the authorized number of directors, the board of directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.

(d) Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member, until the expiration of his current term or his earlier resignation, death, disqualification or removal. If any newly created directorship or vacancy on the board of directors, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

(e) During any period when the holders of Preferred Stock or any one or more series thereof, voting as a class, shall be entitled to elect a specified number of directors by reason of dividend arrearages or other contingencies giving them the right to do so, then and during such time as such right continues (1) the then otherwise authorized number of directors shall be increased by such specified number of directors, and the holders of the Preferred Stock or such series thereof, voting as a class, shall be entitled to elect the additional directors as provided for pursuant to the provisions of such Preferred Stock or series; (2) each such additional director shall not be a member of Class I, Class II or Class III, but shall serve until the next annual meeting or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of such Preferred Stock or series, whichever is earlier; and (3) whenever the holders of such Preferred Stock or series thereof are divested of such rights to elect a specified number of directors, voting as a class, pursuant to the provisions of such Preferred Stock or series, the terms of office of all directors elected by the holders of such Preferred Stock or series, voting as a class pursuant to such provisions, or elected to fill any

Attachment 2-2

vacancies resulting from the resignation, death, disqualification or removal of directors so elected by the holders of such Preferred Stock or series, shall forthwith terminate and the authorized number of directors shall be reduced accordingly.

(f) Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only (1) for cause, and (2) by the affirmative vote of the holders of a majority of the Voting Stock. For purposes of this Certificate of Incorporation, “Voting Stock” means all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares.

ARTICLE VIII

LIMITATION OF DIRECTOR LIABILITY

To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. No repeal or modification of this Article VIII by the stockholders shall adversely affect any right or protection of a director of the corporation existing by virtue of this Article VIII at the time of such repeal or modification.

ARTICLE IX

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the corporation.

Bylaws may not be made, repealed, altered, amended or rescinded by the stockholders of the corporation except by the vote of the holders of not less than eighty percent (80%) of the outstanding Voting Stock of the corporation, considered for purposes of this Article IX as one class.

ARTICLE X

RESTRICTIONS ON CERTAIN AMENDMENTS TO CERTIFICATE OF INCORPORATION

The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in this Article X and in Articles IV, VII, IX, XI, XII and XIII may not be repealed, amended or otherwise modified, directly or indirectly, in any respect; provided, however, that any of the foregoing Articles may be repealed or amended in any respect if such repeal or amendment is approved by such vote as may be required under applicable law and in addition thereto by the affirmative vote of the holders, voting together as a single class, of not less than eighty percent (80%) of the outstanding Voting Stock of the corporation.

Attachment 2-3

ARTICLE XI

CALL OF SPECIAL MEETING OF STOCKHOLDERS

Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors or by the Chairman of the Board or by the President of the corporation, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of the stockholders may be called by any other person or persons specified in any provisions of any certificate filed under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time hereunder), then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

ARTICLE XII

NO ACTION BY WRITTEN CONSENT

Subject to the rights of holders of any series of Preferred Stock relating to the ability of such holders of such Preferred Stock to take action by a consent or consents in writing, no action shall be taken by the stockholders except at an annual or special meeting of stockholders. No action shall be taken by stockholders by written consent.

ARTICLE XIII

BUSINESS COMBINATIONS

(a) Vote Required For Certain Business Combinations. In addition to any affirmative vote required by law or by any other provision of this Certificate of Incorporation, and in addition to any voting rights granted or to be held by holders of Preferred Stock, the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding Voting Stock of the Corporation, considered for purposes of this Article XIII as one class, shall be required for the approval or authorization of any “business combination” (as hereinafter defined) with any “other entity” (as hereinafter defined) if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, such other entity is, directly or indirectly, the “beneficial owner” of more than 5% of the outstanding shares of the Common Stock of the Corporation.

(b) Exceptions.

(i) Section (a) of this Article XIII shall not be applicable to any particular business combination, and such business combination shall require only such affirmative vote as may be required by law, by any voting rights granted to or held by holders of Preferred Stock and by any other provision of this Certificate of Incorporation, if the proposed business combination shall have been approved by a majority of the “continuing directors” (as hereinafter defined).

(ii) Section (a) of this Article XIII shall not be applicable to any particular business combination in which shareholders of the Corporation, in one or more transactions, are to receive cash, property, securities or other consideration in exchange for their shares of capital stock of the Corporation, and such business combination shall require only such affirmative vote as may be required by law, by any voting rights granted to or held by holders of Preferred Stock and by any other provision of this Certificate of Incorporation, if the following condition is met: the cash plus the fair market value of the property, securities or other consideration to be received per share by holders of the Common Stock of the Corporation in the business combination is not less than the highest per share price (including (i) brokerage commissions, (ii) soliciting dealers’ fees, (iii) dealer-manager compensation, and (iv) other expenses, including, but not limited to, costs of newspaper advertisements, printing expenses and attorneys’ fees) paid by such other entity in acquiring any of its holdings of the

Attachment 2-4

Corporation’s Common Stock (1) within the period of eighteen (18) months immediately prior to and including the date of the most recent public announcement of the proposal of the business combination or (2) in the transaction or series of transactions in which it acquired more than 5% of the outstanding shares of the Common Stock of the Corporation.

(iii) Section (a) of this Article XIII shall not be applicable to any particular business combination, and such business combination shall require only such affirmative vote as may be required by law, by any voting rights granted to or held by holders of Preferred Stock and by any other provision of this Certificate of Incorporation, if the proposed business combination is solely between the Corporation and another corporation, 30% or more of the voting stock of which is owned by the Corporation.

(c) Definitions. For purposes of this Article XIII:

(1) The term “business combination” shall mean: (i) any merger or consolidation of the Corporation or of any subsidiary of the Corporation with or into any other entity; (ii) the sale, exchange or lease of all or any substantial part of the assets of the Corporation to any other entity; or (iii) any sale or lease to the Corporation or any subsidiary thereof in exchange for securities of the Corporation of any assets of any other entity or securities issued by such other entity, for which the approval of stockholders of the Corporation is required by law or by any agreement between the Corporation and any national securities exchange.

(2) The term “other entity” shall mean and include (i) any individual, corporation, partnership or other person; (ii) any other party which is an “affiliate” or “associate” (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934) of any entity described in clause (i); (iii) any other party with which any entity described in clause (i) or any of its affiliates or associates have any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of shares of the Corporation; and (iv) the predecessors, successors or assigns of any entities described in clauses (i), (ii) or (iii) in any transaction or series of transactions not involving a public offering of the shares of the Corporation within the meaning of the Securities Act of 1933; provided, however, that the term “other entity” shall not include any individual, corporation, partnership or other person, entity or group which “beneficially owned” on March 1, 1998, five percent (5%) or more of the outstanding common stock of Willis Lease Finance Corporation, a California corporation.

(3) The term “continuing director” shall mean a director who (i) is unaffiliated with and is not the other entity and (ii) was a member of the Board of Directors prior to the time that the other entity involved in the proposed business combination acquired in excess of 5% of the outstanding shares of Common Stock of the Corporation.

(4) The term “beneficial ownership” shall include, without limitation, any shares of stock of the Corporation which any other entity has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

(5) For the purposes of subparagraph (b)(ii) of this Article XIII, the term “other consideration” shall include Common Stock of the Corporation retained by its existing public stockholders in the event of a business combination with such other entity in which the Corporation is the surviving corporation.

(d) Determination of Compliance. A majority of the continuing directors shall have the power and duty to determine, for purposes of this Article XIII and on the basis of information known to them:

(1) Whether the proposal business combination is within the scope of this Article XIII;

(2) Whether the other entity owns beneficially more than 5% of the outstanding shares of Common Stock of the Corporation;

(3) The per share value proposed to be paid to the holders of Common Stock of the Corporation in the business combination, within the meaning of paragraph (b)(ii) of this Article XIII; and

Attachment 2-5

(4) The highest price per share paid by the other entity, within the meaning of subparagraph (b)(ii) of this Article XIII.

Such determination(s), if made in good faith, shall be binding upon all parties.

(e) Fiduciary Duty. Nothing contained in this Article XIII shall be construed to relieve the other entity from any fiduciary obligation imposed by statute or case law.

ARTICLE XIV

CREDITOR COMPROMISE OR ARRANGEMENT

Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

Attachment 2-6

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in accordance with the General Corporation Law of the State of Delaware, has executed this Certificate as of March 12, 1998.

/s/ Jeanne Carnahan
Jeanne Carnahan, Incorporator

Attachment 2-7

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

WILLIS LEASE FINANCE CORPORATION

Willis Lease Finance Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: That Article VIII of the Certificate of Incorporation of the Corporation, as amended, is hereby amended in its entirety to read as follows (the “Amendment”):

ARTICLE VIII

LIMITATION OF DIRECTOR AND OFFICER LIABILITY

To the fullest extent permitted by the Delaware General Corporation Law, no director or officer of the Corporation shall have personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that nothing in this article shall eliminate or limit the liability of a director or officer (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director or officer derived an improper personal benefit. In the event the Delaware General Corporation Law is amended after the date hereof so as to authorize corporate action further eliminating or limiting the liability of directors or officers of the Corporation, the liability of the directors or officers shall thereupon be eliminated or limited to the maximum extent permitted by the Delaware General Corporation Law, as so amended from time to time.

SECOND: That the Amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

THIRD: That the Amendment shall become effective upon filing with the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 22nd day of May 2024.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas
Name:	Dean M. Poulakidas
Title:	Executive Vice President and Corporate Secretary

Attachment 2-8

State of Delaware Secretary of State Division of Corporations Delivered 07:54 AM 07/17/2026 FILED 08:00 AM 07/17/2026 SR 20263755601 - File Number 2870540

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

WILLIS LEASE FINANCE CORPORATION

July 17, 2026

Willis Lease Finance Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1.	The name of the Corporation is Willis Lease Finance Corporation.

2.

The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on March 12, 1998 (as amended from time to time thereafter, the “Certificate of Incorporation”).

3.	The Certificate of Incorporation is hereby amended by replacing Article IV in its entirety to read as follows:

“ARTICLE IV

AUTHORIZED CAPITAL STOCK

(a) The corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Preferred Stock” and “Common Stock”; the total number of shares which the corporation shall have authority to issue is Seventy-Five Million (75,000,000); the total number of shares of Preferred Stock shall be Fifteen Million (15,000,000) and each such share shall have a par value of one cent ($0.01); and the total number of shares of Common Stock shall be Sixty Million (60,000,000) and each such share shall have a par value of one cent ($0.01).

(b) The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

(c) Upon the effectiveness (the “Effective Time”) of the Certificate of Amendment adding this clause (c) of this Article IV, each outstanding share of Common Stock and each share of Common Stock held as treasury stock immediately prior to the Effective Time shall, automatically and without any further action by the corporation or the stockholder thereof, be subdivided and reclassified into three (3) validly issued, fully paid and non-assessable shares of Common Stock, reflecting a three (3) for one (1) forward stock split (the “Forward Stock Split”). The par value per share of Common Stock shall remain one cent ($0.01). Each certificate that immediately prior to

Attachment 2-9

the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been subdivided and reclassified, pursuant to the Forward Stock Split, until such certificate is surrendered to the Corporation for cancellation or exchange.”

4.	This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by the directors and stockholders of the Corporation.

5.	This Certificate of Amendment shall become effective at 4:05 p.m. Eastern Time on July 17, 2026.

6.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

[Signature Page Follows]

Attachment 2-10

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed by its duly authorized officer as of the date first written above.

WILLIS LEASE FINANCE CORPORATION

By:
Name: Z. Clifton Dameron IV
Title: Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Certificate of Amendment]

Attachment 2-11

State of Delaware Secretary of State Division of Corporations Delivered 07:47 PM 09/17/2024 FILED 07:47 PM 09/17/2024 SR 20243712873 - File Number 2870540

WILLIS LEASE FINANCE CORPORATION

THIRD AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS,

PREFERENCES,

AND RELATIVE RIGHTS AND LIMITATIONS

OF

SERIES A PREFERRED STOCK

Willis Lease Finance Corporation (the “Company”), a corporation organized and existing under the Delaware General Corporation Law (the “Act”), hereby certifies that the following resolutions were duly adopted by the Company’s Board of Directors (the “Board of Directors”) as of September 12, 2024 pursuant to Section 151 (g) of the Act and this Third Amended and Restated Certificate of Designations (this “Certificate of Designations”), in its final form, was approved by the Board of Directors on September 12, 2024:

RESOLVED, that, pursuant to the authority conferred upon the Board of Directors by the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 151 (g) of the Act, the Board of Directors amended and restated the Company’s Certificate of Designations, Preferences, and Relative Rights and Limitations of Series A Cumulative Redeemable Preferred Stock, and pursuant to a Second Amended and Restated Certificate of Designations, Preferences, and Relative Rights and Limitations of Series A Cumulative Redeemable Preferred Stock, filed on September 25, 2017 with the Secretary of State of the State of Delaware as amended pursuant to the First Amendment to Second Amended and Restated Certificate of Designations, Preferences and Relative Rights and Limitations of Series A Cumulative Redeemable Preferred Stock filed on September 28, 2023 with the Secretary of State of Delaware, (collectively, the “2023 Series A Designation”), the Company has issued 1,000,000 shares of Company’s 8.5% Series A-1 Cumulative Redeemable Preferred Stock, $0.01 par value per share and 1,500,000 shares of the Company’s 6.5% Series A-2 Cumulative Preferred Stock, $0.01 par value per share.

RESOLVED FURTHER, that this amendment and restatement of the 2023 Series A Designation as set forth in this Certificate of Designations has been approved by the holders of all shares of the Series A-1 Cumulative Redeemable Preferred Stock and Series A-2 Cumulative Redeemable Preferred Stock issued pursuant to the 2023 Series A Designation.

RESOLVED FURTHER, as of September 27, 2024 (the “Conversion Date”), the Board amends and restates the 2023 Series A Designation in its entirety to re-designate both the Series A-1 Cumulative Redeemable Preferred Stock and the Series A-2 Cumulative Redeemable Preferred Stock as “Series A Preferred Stock.”

RESOLVED FURTHER, as of the Conversion Date, the Board amends and restates the 2023 Series A Designation in its entirety to establish and authorize the issuance of up to 3,250,000 shares of the Company’s 8.35% Series A Preferred Stock, $0.01 par value per share, which shall consist of the 1,000,000 shares that were formerly designated Series A-1 Cumulative Redeemable Preferred Stock and 1,500,000 shares that were formerly designated Series A-2 Cumulative Redeemable Preferred Stock which are being re-designated as Series A Preferred Stock pursuant to this Designation and an incremental 750,000 shares of Series A Preferred Stock which will be authorized for issuance on the Conversion Date.

Attachment 2-12

RESOLVED FURTHER, the Board fixes the designation and amount thereof and the voting rights, preferences and relative, participating, optional and other special rights of the shares of this series, and the qualifications, limitations and restrictions thereof, in addition to those set forth in the Certificate of Incorporation as applicable to such shares pursuant to the terms of this Certificate of Designations as follows:

1. Designations. The distinctive serial designation of the 1,000,000 shares of preferred stock issued on October 14, 2016 shall be the “Series A-1 Cumulative Redeemable Preferred Stock” and the distinctive serial designation of the incremental 1,500,000 shares of preferred stock issued on September 27, 2017 pursuant to the 2023 Certificate of Designations shall be the “Series A-2 Cumulative Redeemable Preferred Stock.” In addition, an incremental 750,000 shares of preferred stock (the “Incremental Shares”) are hereby authorized and shall be designated as the “Series A Preferred Stock.” On the Conversion Date, the Series A-1 Cumulative Redeemable Preferred Stock and the Series A-2 Cumulative Preferred Stock (collectively, the “Converted Shares”) shall each be re-designated as Series A Preferred Stock. The Series A-1 Cumulative Redeemable Preferred Stock, the Series A-2 Cumulative Redeemable Preferred Stock and the Series A Preferred Stock shall hereafter collectively be referred to as the “Preferred Stock.”

2. Number of Shares. On the Conversion Date, the total number of shares of the Series A Preferred Stock shall be 3,250,000 and all shares of Series A-1 Cumulative Redeemable Preferred Stock and Series A-2 Cumulative Redeemable Preferred Stock shall be converted into shares of Series A Preferred Stock and (following such conversion) the Series A-1 Cumulative Redeemable Preferred Stock and Series A-2 Cumulative Redeemable Preferred Stock shall be de-designated and cease to be outstanding. The number of shares of the Series A Preferred Stock may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors, subject to the Certificate of Incorporation, Section 151(g) of the Act, and the provisions of this Certificate of Designations.

3. Dividends.

(a) The holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Company legally available therefor, cumulative cash dividends at the rates described in Section 3(b). To the extent declared by the Board of Directors, dividends will be payable quarterly on the 15th day of the first month of each calendar quarter in San Francisco, California, or if not a Business Day in San Francisco, California, the next succeeding Business Day in San Francisco, California, and in the case of any accrued but unpaid dividends, at such additional times, if any, as determined by the Board of Directors (each a “Dividend Payment Date”); provided, however, that: (i) the first Dividend Payment Date for the Series A-1 Cumulative Redeemable Preferred Stock was January 16, 2017, in San Francisco, California, and the first Dividend Payment Date for the Series A-2 Cumulative Redeemable Preferred Stock was January 15, 2018 and (ii) after the Conversion Date the first Dividend Payment Date for the Series A Preferred Stock will be January 15, 2025. A “Business Day” shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York, San Francisco, California or Tokyo, Japan are authorized or required by law, regulation or executive order to close. It is expected that the Board of Directors will declare any dividends by the end of the month prior to the month in which such dividends are to be paid. No less than five (5) Business Days before each Dividend Payment Date, the Company shall notify the holders of the Series A Preferred Stock of such Dividend Payment Date and (prior to the Conversion Date) the amount of the dividend payment for each of the Series A-1 Cumulative Redeemable Preferred Stock, and the Series A-2 Cumulative Redeemable Preferred Stock. Dividends on the Series A-1 Cumulative Redeemable Preferred Stock will accrue and be cumulative from and including the date of issuance of the Series A-1 Preferred Stock (the “Series A-1 Original Issue Date”) and Dividends on the Series A-2 Cumulative Redeemable Preferred Stock will accrue and be cumulative from and including the date of issuance of the Series A-2 Preferred Stock (the “Series A-2 Original Issue Date”). On and after the Conversion Date, the term “Original Issue Date”: (yy) for all shares, except the Converted Shares, shall mean the date such shares were originally purchased by the holder of such Series A Preferred Stock (or its predecessor in interest) from the Company; and (zz) for the Converted Shares,

Attachment 2-13

shall mean the Series A-1 Original Issue Date (for the Converted Shares that were formerly Series A-1 Cumulative Redeemable Preferred Stock) and the Series A-2 Original Issue Date (for the converted Shares that were formerly Series A-2 Cumulative Redeemable Preferred Stock). However, the Board of Directors will not be required to declare dividends, and the holders of the Series A Preferred Stock will not be entitled to require payment of any such dividend.

(b)

(i) With respect to the Series A-1 Cumulative Redeemable Preferred Stock, from the Series A-1 Original Issue Date through October 15, 2023, dividends at the rate per annum of 6.5% on the sum of the Liquidation Value (defined below), and from and after October 16, 2023 through the Conversion Date, dividends at the per annum rate of 8.5% per annum on the Liquidation Value shall accrue on a daily basis in arrears on such shares of the Series A-1 Cumulative Redeemable Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A-1 Cumulative Redeemable Preferred Stock), and to the extent dividends are not paid on the 15th day of the first month of each calendar quarter in San Francisco, California (or if such day is not a Business Day, on the next succeeding Business Day), all accrued and unpaid dividends on any shares of the Series A-1 Cumulative Redeemable Preferred Stock shall accumulate and compound at 6.5% per annum on the 15th day of every October (starting in 2017) from the Series A-1 Original Issue Date through and including October 15, 2023, and at 8.5% per annum for the period commencing October 16, 2023 through the Conversion Date, or if such day is not a Business Day, on the next succeeding Business Day), in San Francisco, California, whether or not declared by the Board of Directors, and shall remain accumulated, compounding dividends until paid pursuant to this Certificate of Designations.

(ii) With respect to the Series A-2 Cumulative Redeemable Preferred Stock, from and after the Series A-2 Original Issue Date through the Conversion Date, dividends at the rate per annum of 6.5% on the sum of the Liquidation Value shall accrue on a daily basis in arrears on such shares of the Series A-2 Cumulative Redeemable Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A-2 Cumulative Redeemable Preferred Stock), and to the extent dividends are not paid on the 15th day of the first month of each calendar quarter in San Francisco, California (or if such day is not a Business Day, on the next succeeding Business Day), all accrued and unpaid dividends on any shares of the Series A-2 Cumulative Redeemable Preferred Stock shall accumulate and compound at 6.5% per annum on the 15th day of every October (starting in 2017) (or if such day is not a Business Day, on the next succeeding Business Day), in San Francisco, California, whether or not declared by the Board of Directors, and shall remain accumulated, compounding dividends until paid pursuant to this Certificate of Designations.

(iii) Following the Conversion Date, dividends at the rate per annum of 8.35% on the Liquidation Value shall accrue on a daily basis in arrears on all shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock) and to the extent dividends are not paid on the 15th day of the first month of each calendar quarter in San Francisco, California, commencing January 15, 2025 (or if such day is not a Business Day, on the next succeeding Business Day), in San Francisco, California, whether or not declared by the Board of Directors, and shall remain accumulated, compounding dividends until paid pursuant to this Certificate of Designations.

(iv) The amount of any dividend payable on the Series A Preferred Stock for any full Dividend Period (as defined herein) or any partial Dividend Period shall be prorated and computed on the basis of a 365-day year (it being understood that the dividend paid to the holders of the Series A-1 Cumulative Redeemable Preferred Stock on January 16, 2017, payable to the holders of the Series A-2 Cumulative Redeemable Preferred Stock on January 15, 2018, and payable to the holders of the Series A Preferred Stock on January 15, 2025 may be for more or less than a full Dividend Period and for the Series A Preferred Stock will reflect dividends accumulated from the Original Issue Date of

Attachment 2-14

such shares (or the Conversion Date, in the case of the Converted Shares) through, and including, January 15, 2025. A “Dividend Period” shall mean the period from and including the Original Issue Date of such shares (or the Conversion Date, in the case of the Converted Shares) to and including the next Dividend Payment Date; provided that the Dividend Period following the Original Issue Date of the Series A Preferred Stock shall be the period from such Original Issue Date to January 15, 2025, or with respect to the Converted Shares, the period from the Conversion Date to January 15, 2025. The term “Dividend Period” shall also mean each subsequent period (i.e., each period after the Dividend Period ending January 15, 2025) from and excluding the previous Dividend Payment Date to and including the relevant Dividend Payment Date or other date as of which accrued dividends are to be calculated. Dividends will be payable to holders of record as they appear in the stockholder records of the Company at the close of business on the applicable record date, which shall be the date designated by the Board of Directors as the record date for the payment of dividends that is not more than thirty (30) nor less than ten (10) days prior to the applicable Dividend Payment Date (each a “Dividend Record Date”).

(c) Dividends on the Series A-1 Cumulative Redeemable Preferred Stock, the Series A-2 Cumulative Redeemable Preferred Stock and the Series A Preferred Stock (collectively, the “Preferred Stock”) shall be cumulative and shall accrue whether or not (i) the Company has earnings, (ii) there are funds legally available for the payment of such dividends or (iii) such dividends are declared by the Board of Directors. Any dividend payment made shall first be credited against the earliest accrued but unpaid dividends due with respect thereto that remain payable. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on the Preferred Stock that may be cumulated and in arrears.

(d) No dividends on the Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness and any related waiver or amendment thereto, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment is restricted or prohibited by law.

(e) Except as provided in Section 3(f) below, unless all accrued and accumulated dividends on the Preferred Stock for all prior Dividend Periods and the then-current Dividend Period shall have been or are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart by the Company for such payment and is deposited in trust with an independent bank or trust company that is, or whose parent or other affiliate is, a member of the Federal Deposit Insurance Corporation having capital and surplus of not less than $500,000,000 (an “Eligible Trustee”), (A) no dividends shall be declared by the Board of Directors or paid or set apart for payment by the Company on any of the Company’s capital stock for any Dividend Period, (B) no distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any shares of the Company’s common stock (the “Common Stock”) or shares of any other class or series of the Company’s capital stock ranking, as to dividends, on a parity with or junior to the Preferred Stock (other than a dividend paid in shares of Common Stock or in shares of any other class or series of the Company’s capital stock ranking junior to the Preferred Stock as to (i) dividends and (ii) upon a Liquidation (defined below)) for any Dividend Period, and (C) no shares of Common Stock, or any other shares of the Company’s capital stock ranking, as to dividends or upon a Liquidation, on a parity with, or junior to, the Preferred Stock, may be redeemed, purchased or otherwise acquired for any consideration (or any funds be paid to or made available for a sinking fund for the redemption or retirement, purchase or reduction of any such shares) by the Company (except by conversion into or exchange for other shares of capital stock of the Company ranking junior to the Preferred Stock as to dividends and upon a Liquidation) for any Dividend Period.

(f) When dividends are not paid in full upon the Preferred Stock or any other series of preferred stock issued by the Company ranking on a parity as to dividends with the Preferred Stock, all dividends declared upon the Preferred Stock or any such other series of preferred stock issued by the Company ranking on a parity as to dividends with the Preferred Stock shall be declared pro rata so that the amount of dividends

Attachment 2-15

declared per share of the Preferred Stock and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Preferred Stock and such other series of preferred stock (which shall not include any accrual in respect of unpaid dividends on such other series of preferred stock for prior dividend periods if such other series of preferred stock does not have a cumulative dividend) bear to each other.

(g) Dividends with respect to the Preferred Stock shall be of equal priority. All dividends paid with respect to shares of the Preferred Stock shall be paid pro rata to the holders of such shares entitled thereto. Holders of shares of the Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of any class of capital stock (including the Preferred Stock), in excess of the full cumulative dividends on the Series A Preferred Stock as provided herein.

4. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company (a “Liquidation”), the holders of the Preferred Stock shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders an amount in cash equal to a liquidation preference of $20.00 per share of Preferred Stock, plus: (i) in the case of the Series A Preferred Stock all accrued and unpaid dividends (whether or not declared) compounding at 8.35% per annum from the Conversion Date up to and including the date of payment of such amount; (ii) in the case of the Series A-1 Cumulative Redeemable Preferred Stock, all accrued and unpaid dividends (whether or not declared) compounding at a rate of 6.5% per annum from the Series A-1 Original Issue Date through and including October 15, 2023, at a rate of 8.5% per annum up to and including the Conversion Date, and (iii) in the case of the Series A-2 Cumulative Redeemable Preferred Stock, all accrued and unpaid dividends (whether or not declared) compounding at a rate of 6.5% per annum up to and including the Conversion Date (the sum of the amounts in clauses 4(a)(i), 4(a)(ii) and 4(a)(iii) being hereinafter referred to as the “Liquidation Value”), after payment of all the Company’s indebtedness and other obligations ranking senior under Delaware law, and before any distributions or payments are made to the holders of the Common Stock and any other equity securities ranking junior to the Preferred Stock. In the event that, upon a Liquidation, the available assets of the Company are insufficient to pay the amount of the liquidating distributions on all outstanding shares of the Preferred Stock and the corresponding amounts payable on all shares of other classes or series of the Company’s capital stock ranking on a parity with the Preferred Stock in liquidation preference to which they would otherwise be respectively entitled, then the holders of the Preferred Stock and all other such classes or series of capital stock ranking on a parity with the Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled upon such Liquidation if all amounts payable on or with respect to the shares of the Preferred Stock were paid in full, and the Company shall not make or agree to make any payments to the holders of any equity securities ranking junior to the Preferred Stock.

(b) In the event of a Liquidation, the Company shall, within ten (10) days after the date the Board of Directors approves such action, or no later than twenty (20) days after any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each record holder of Preferred Stock written notice of the proposed action by first class mail, postage paid, at the respective addresses of such holders as they appear on the stock transfer records of the Company. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the cash to be received by the holders of Preferred Stock upon consummation of the proposed action and the payment date or dates and the place or places on and at which the amounts distributable as a result thereof shall be payable. If any material change in the facts set forth in the initial notice shall occur, the Company shall promptly give written notice to each record holder of Preferred Stock of such material change.

(c) After payment to the holders of Preferred Stock of the full liquidation amounts provided in this Section 4, the holders of Preferred Stock, as such, will have no right or claim to any of the remaining assets of the Company.

Attachment 2-16

(d) Neither the sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Company, nor the merger or consolidation of the Company with or into any other entity or the merger or consolidation of any other entity with or into the Company nor a statutory stock exchange by the Company if then permitted by the Act, shall be deemed to be a Liquidation for the purposes of this Section 4.

5. Redemption.

(a) Mandatory Redemption. The Preferred Stock has no stated maturity date; provided, however, that, subject to Section 5(b), the holders of at least two-thirds (2/3) of the Preferred Stock (a “Required Majority”) shall have the option to require the Company to redeem all or any portion of such stock (a “Mandatory Redemption”) for cash at the Liquidation Value (the “Redemption Price”) on ninety (90) days’ advance written notice delivered to the Company in accordance with Section 5(g)(i) upon the occurrence of any of the following events (each such event, a “Mandatory Redemption Event”):

(i) On September 27, 2031 (i.e., the seventh anniversary of the Conversion Date);

(ii) A material breach by the Company of the Series A Preferred Stock Purchase Agreement dated as of September 12, 2024 that is uncured on the date a Required Majority votes in favor of Mandatory Redemption, including breaches of representations and warranties contained in such Stock Purchase Agreement;

(iii) Charles Willis IV, Austin Willis and CFW Partners, L.P. (viewed collectively, as a single stockholder) cease to be the largest single stockholder (except as a result of a share transfer conducted between the Eligible Executive Officers). For the purpose of this Section 5, an Eligible Executive Officer shall mean person(s) satisfying all conditions that (x) the Company’s president, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer of the Company who performs a policy making function or any other person who performs similar policy making functions for the Company, who has been served as such officer for more than 10 years as of the date of such transaction; and (y) such person is listed as an executive officer of the Company in the most recent proxy statement as of the date of such transaction which statement has been filed with the United States Securities and Exchange Commission;

(iv) if the Company’s “surplus”, as defined by Section 154 of the Act and determined in accordance with United States Generally Accepted Accounting Principles then in effect (“Surplus”), measured as of (w) the end of each of the Company’s fiscal years, (x) the end of each six (6)-month period following the end of any fiscal year, (y) after payment of any dividend, or (z) the end of each calendar quarter after any repurchase or redemption by the Company of any capital stock, is less than the Liquidation Value;

(v) the Company (either individually or on a consolidated basis with its subsidiaries) incurs an operating loss or ordinary loss for two (2) consecutive fiscal years;

(vi) the Company undergoes a consolidation, merger, or sale of stock (other than with an Eligible Executive Officer) and the stockholders of the Company immediately prior to such transaction hold (beneficially) less than fifty percent (50%) of the issued and outstanding stock of the Company after giving effect to such transaction; and

(vii) whether in a single transaction or series of transactions, the Company or any of its Material Subsidiaries (as hereinafter defined) (x) sells, leases, transfers, delegates or otherwise disposes of more than 50% of its assets, based on the book value of its assets in the most recent audited financial statements; or (y) undergoes a consolidation, merger, share exchange, share transfer, assignment of the business or similar transaction involving more than 50% of the consolidated assets of the Company and all subsidiaries, based on the net book value of the consolidated assets of the Company and all subsidiaries in the most recent consolidated financial statements of the Company (“Consolidated Assets”), and (in the case of (x) or (y)), at least eighty percent (80%) of the net proceeds of such

Attachment 2-17

transaction are not used to repay indebtedness of the Company or reinvested in the Company’s business. A “Material Subsidiary” shall mean a subsidiary or trust (other than a Service Entity) owning more than 50% of the Consolidated Assets For purposes of this Section 5(a)(vii) and Section 6(f), an “Service Entity” means: WERC US, WERC UK, Willis Aeronautical Services, Inc., and Willis Aviation Services Limited.

(b) Notice of Redemption Event. If any of the Mandatory Redemption Events occur (other than item 5(a)(i)), the Company shall notify the holder(s) of the Series A Preferred Stock within five (5) Business Days of an Eligible Executive Officer of the Company becoming aware of such occurrence.

(c) Surplus Requirement. Notwithstanding Section 5(a), the number of shares of the Series A Preferred Stock that may be redeemed shall be limited to the Company’s available Surplus.

(d) Redemption Date. Subject to Section 5(a), the Series A Preferred Stock will remain outstanding indefinitely, unless the Company decides to redeem them in accordance with this Certificate of Designations, or they are otherwise cancelled or exchanged. A Mandatory Redemption Event will be subject to limitations on redemptions under applicable Delaware corporate law, but shall otherwise be mandatory and not require approval of the Board of Directors.

(e) Noticed Redemption by Company. The Company may, at the Company’s option with ninety (90) days’ advance written notice delivered to the holders of the Series A Preferred Stock, redeem the Series A Preferred Stock, in whole, at any time and from time to time, on any Dividend Payment Date for cash at a price equal to the Redemption Price.

(f) Nothing in this Section 5 (except for the last clause of Section 5(g)(iii)) shall prevent or restrict the Company from purchasing, from time to time, either at a public or private sale, all or part of the shares of the Series A Preferred Stock at such price or prices as the Company may determine, subject to the provisions of applicable law.

(g) Procedures for Redemption.

(i) Written election of a Mandatory Redemption by a Required Majority (a “Redemption Election”) may be mailed to the Company, postage paid, upon the occurrence of a Mandatory Redemption Event. Any Mandatory Redemption shall occur no more than 90 days following receipt by the Company of a Redemption Election. Promptly following receipt of a Redemption Election, but in no event more than ten (10) days, the Company shall send written notice (a “Redemption Notice”) of its receipt of the Redemption Election to each holder of record of Series A Preferred Stock (for a Mandatory Redemption of such stock). In addition to any information required by law or by the applicable rules of any exchange or automated quotation system upon which the Series A Preferred Stock may be listed or admitted for quotation and trading, a Redemption Notice shall state: (A) the date of the closing of the redemption, which, pursuant to this Section 5(g)(i), shall be no later than 90 days following receipt by the Company of the Redemption Election (the applicable date, the “Redemption Date”); (B) the Redemption Price; (C) the number of shares of the Series A Preferred Stock to be redeemed; (D) the manner and place or places at which certificates for such shares of the Series A Preferred Stock to be redeemed are to be surrendered for payment of the Redemption Price; and (E) that dividends on the shares of the Series A Preferred Stock to be redeemed will cease to accumulate on the applicable Redemption Date. Any redemption by the Company pursuant to Section 5(e) shall require, in addition to ninety (90) days’ advance written notice: (i) with respect to redemption of shares of the Series A Preferred Stock, a notice to each record holder of shares of the Series A Preferred Stock at the respective addresses of such holders as they appear on the Company’s stock transfer records stating the information listed in (A) through (E) above.

(ii) From and after the applicable Redemption Date (unless the Company defaults in the payment of the Redemption Price), dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of the Series A Preferred Stock and all rights of the holders thereof, as such,

Attachment 2-18

(except the right to receive the Redemption Price) shall cease. Upon surrender, in accordance with a Redemption Notice, of the certificates for any shares of the Series A Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), or in the event the certificates are lost, stolen or missing, upon delivery of an affidavit of loss, such shares of the Series A Preferred Stock shall be redeemed by the Company at the Redemption Price by wire transfer to the holder of record of such certificate. In case fewer than all of the shares of the Series A Preferred Stock to be redeemed represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of the Series A Preferred Stock without cost to the holder(s) thereof.

(iii) Unless full cumulative dividends on all shares of the Series A Preferred Stock have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof in cash set aside for payment for all prior Dividend Periods and the then-current Dividend Period and deposited in trust with an Eligible Trustee, no Series A Preferred Stock shall be redeemed by the Company pursuant to Section 5(e) unless all outstanding shares of the Series A Preferred Stock are simultaneously redeemed and the Company shall not purchase or otherwise acquire, directly or indirectly, any shares of the Series A Preferred Stock; provided, however, the foregoing restrictions on redemptions and purchases shall not prevent the acquisition of the Series A Preferred Stock by the Company pursuant to an exchange offer made on the same terms to holders of all of the outstanding shares of the Series A Preferred Stock for shares of Company capital stock ranking on a parity with or junior to the Series A Preferred Stock.

(iv) If on any Redemption Date the Company’s Surplus is less than the amount necessary to pay the full Redemption Price for the total number of shares of the Series A Preferred Stock to be redeemed pursuant to this Section 5, the Company shall (A) take all appropriate action reasonably within its means to maximize its Surplus available for paying the Redemption Price, (B) first use any such Surplus to pay all accrued and unpaid dividends and then to call for redemption the maximum possible number of shares of the Series A Preferred Stock that it can redeem on such Redemption Date out of all such Surplus available therefor on such date, pro rata among the holders of the Series A Preferred Stock, based on the number of shares of the Series A Preferred Stock held by each holder (with any necessary adjustments to avoid fractional shares), or by any other equitable method that the Company may determine to use, and (C) following the applicable Redemption Date, at any time and from time to time when additional assets of the Company become legally available to redeem the remaining the Series A Preferred Stock, the Company shall promptly notify the holders of the Series A Preferred Stock and such holders may then mail a Redemption Election to the Company. If fewer than all the shares of the Series A Preferred Stock represented by any share certificate are to be so redeemed, the Company shall issue a new certificate for the shares not redeemed without cost to the holder(s) thereof.

(v) All shares of the Series A Preferred Stock redeemed or repurchased pursuant to this Section 5 shall be retired and shall be restored to the status of authorized but unissued shares of the Series A Preferred Stock.

(h) Irrevocable Redemption Right. In the event of a Mandatory Redemption Event pursuant to Sections 5(a), a Required Majority shall have an irrevocable option, at any time and from time to time, to require the Company to redeem all or any portion of the Series A Preferred Stock pursuant to this Section 5 until all of the shares of Series A Preferred Stock are redeemed.

6. Voting Rights and Protective Provisions.

(a) Holders of the Series A Preferred Stock shall not have any voting rights, except as provided by applicable law and as set forth in this Section 6.

(b) Whenever dividends on any shares of the Series A Preferred Stock are in arrears for an aggregate of six (6) or more Dividend Periods (whether consecutive or non-consecutive) and remain unpaid (a “Preferred Dividend Default”), the holders of the Series A Preferred Stock (voting separately as a class with all other

Attachment 2-19

holders of the Series A Preferred Stock and holders of all other series of the Company’s preferred stock upon which like voting rights have been conferred) will be entitled to elect by majority vote a total of two (2) additional directors of the Company (the “Preferred Directors”) to serve on the Board of Directors (which, without the consent of a Required Majority, will not exceed seven (7) directors in total) until all unpaid dividends on the Series A Preferred Stock have been paid.

(c) Election of directors that are authorized pursuant to Section 6(b) shall be conducted at a special meeting called by the holders of record of at least twenty-five percent (25%) of the Series A Preferred Stock (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of the Company’s stockholders) and otherwise at the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders until all dividends accumulated on such Series A Preferred Stock for the prior Dividend Periods and the then-current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment and deposited in trust with an Eligible Trustee. In such case, the entire Board of Directors of the Company will be increased by two (2) directors. So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding Series A Preferred Stock when they have the voting rights described above (voting separately as a class with all other series of preferred stock of the Company upon which like voting rights have been conferred or are exercisable).

(d) If and when all accumulated dividends and the dividends for the then-current Dividend Period on the Series A Preferred Stock shall have been paid in full or a sum sufficient has been authorized and set aside and deposited in trust with an Eligible Trustee for payment in full of all accrued and unpaid dividends, the holders of shares of the Series A Preferred Stock shall be divested of the voting rights set forth in clause (b) above (subject to revesting in the event of each and every future Preferred Dividend Default) and, if all accumulated dividends and the dividends for the then-current Dividend Period have been paid in full, the term of office of each Preferred Director so elected shall terminate and the size of the Board of Directors shall be immediately decreased by two (2) directors. Any Preferred Director may be removed at any time, with or without cause, by the vote of, the holders of a majority of the outstanding Series A Preferred Stock when they have the voting rights set forth in clause (b) above.

(e) Subject to Section 13, changes to the terms of the Series A Preferred Stock (other than non-substantive clarifications), shall be effective only upon vote of the Board of Directors and the affirmative vote of at least a Required Majority.

(f) So long as any shares of the Series A Preferred Stock remain outstanding whether in a single transaction or a series of transactions, the Company shall not, and shall cause the Service Entities not to, without the affirmative vote or consent of the holders of a Required Majority, (i) sell, lease, transfer, delegate or otherwise dispose of any asset of Service Entities (except for those transactions in ordinary course of its business); or (ii) undergo a consolidation, merger, share exchange, share transfer, assignment of the business or similar transaction of any of Service Entities, except in the event that the Service Entity is the acquiring entity;

(g) So long as any shares of the Series A Preferred Stock remain outstanding the Company shall not, without the affirmative vote or consent of the holders of a Required Majority, (i) authorize or create, or increase the authorized or issued amount of, any other class or series of shares of capital stock ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon a Liquidation or reclassify any authorized shares of capital stock of the Company into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares of capital stock ranking senior in priority to the Series A Preferred Stock; (ii) authorize or create, or increase the authorized or issued amount of, any other class or series of shares of capital stock that ranks pari passu to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon a Liquidation or reclassify any authorized shares of capital stock of the Company into such capital stock; (iii) authorize or create, or increase the authorized or issued amount of, any additional shares

Attachment 2-20

of the Series A Preferred Stock; or (iv) amend, alter or repeal the provisions of the Certificate of Incorporation, this Certificate of Designations, the by-laws of the Company or any other document similar to the foregoing, whether by merger, consolidation, transfer or conveyance of substantially all of its assets, or otherwise so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or the holders thereof (each such event specified in clauses (i), (ii), (iii) and (iv), an “Event”); provided, however, with respect to the occurrence of any of the Events set forth in clause (iv) of this Section 6(f) above, so long as any shares of the Series A Preferred Stock remain outstanding or are converted into securities of the surviving entity, in each case with terms, including rights, preferences, privileges and voting or other powers that are substantially similar in all material respects to the shares of the Series A Preferred Stock, taking into account that, upon the occurrence of an Event, the Company may not be the surviving entity, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting or other powers of holders of the Series A Preferred Stock; provided, further that (A) the creation or issuance of any other class or series of capital stock of the Company ranking junior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon a Liquidation, and (B) the creation or issuance of indebtedness or debt securities, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and the holders of the Series A Preferred Stock shall have no right to vote on any such increase, creation or issuance.

(h) On each matter submitted to a vote of the holders of the Series A Preferred Stock in accordance with this Section 6, or as otherwise required by law, each share of the Series A Preferred Stock shall be entitled to one (1) vote, except that when any other series of preferred stock of the Company shall have the right to vote with the Series A Preferred Stock as a single class on any matter, the Series A Preferred Stock and such other series shall have with respect to such matters, one vote per each $20.00 of Liquidation Value. With respect to each share of the Series A Preferred Stock, the holder thereof may designate a proxy, with each such proxy having the right to vote on behalf of the holder.

7. Restrictions on Transfer. The Series A Preferred Stock shall be issued for long-term investment purposes only. The holders of the Series A Preferred Stock may not transfer all or any part of the Series A Preferred Stock; provided, however, that such holders may assign part or all of the Series A Preferred Stock with the consent of the Company or after ninety (90) days after any Mandatory Redemption Event under Section 5(a) shall have occurred.

8. Ranking. In respect of rights to the payment of dividends and the distribution of assets in the event of a Liquidation, the Series A Preferred Stock shall rank: (i) senior to the Common Stock and to any other class or series of Company’s preferred stock outstanding from time to time. For purposes of this Section 8, debt securities of the Company that are convertible into or exchangeable for shares of capital stock of the Company or any other debt securities of the Company shall not constitute a class or series of capital stock of the Company until such time as they are converted into capital stock.

9. Headings. The headings hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

10. Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Certificate of Incorporation or this Certificate of Designations are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Certificate of Incorporation and this Certificate of Designations that can be given effect without giving effect to the invalid, unlawful or unenforceable provision shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions

Attachment 2-21

of redemption of the Series A Preferred Stock herein or therein set forth shall be deemed dependent upon any other provision hereof or thereof unless so expressed herein or therein.

11. No Preemptive Rights. No holder of the Series A Preferred Stock shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of Company capital stock (whether now or hereafter authorized) or securities of the Company convertible into or carrying a right to subscribe to or acquire shares of Company capital stock.

12. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day of the recipient if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage paid. Such communications must be sent (a) to the Company, at its principal executive offices and (b) to any holder of the Series A Preferred Stock, at such holder’s address at it appears in the stock transfer records of the Company (or at such other address as shall be specified in a notice given in accordance with this Section 12).

13. Amendment; Waiver. No provision of this Certificate of Designation may be amended, modified or waived except by an instrument in writing executed by the Company and a Required Majority, and any such written amendment, modification or waiver shall be binding on the Company and each holder of the Series A Preferred Stock. No amendment, modification or waiver of the terms or relative priorities of the Series A Preferred Stock may be accomplished by the merger, consolidation or other transaction of the Company with another company or entity unless the Company has obtained the prior written consent of a Required Majority in accordance with this Section 13.

[Remainder of page left blank]

Attachment 2-22

IN WITNESS WHEREOF, Willis Lease Finance Corporation has authorized and caused this Certificate of Designations to be executed by its Chief Executive Officer and attested to by its Corporate Secretary, as of this 12th day of September, 2024.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Austin C. Willis
Chief Executive Officer

Attest:

By:	/s/ Dean M Poulakidas
Corporate Secretary

Attachment 2-23

WILLIS LEASE FINANCE CORPORATION

FIRST AMENDMENT

TO

THIRD AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES,

AND RELATIVE RIGHTS AND LIMITATIONS

OF

SERIES A PREFERRED STOCK

Willis Lease Finance Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1.	The name of the Corporation is Willis Lease Finance Corporation.

2.

The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware (the “Filing Office”) on March 12, 1998. On September 17, 2024, the Corporation filed with the Filing Office the Third Amended and Restated Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series A Preferred Stock (the “Series A Certificate of Designations”).

3.

This First Amendment to the Series A Certificate of Designations (this “Amendment”) was duly adopted and approved in accordance with Section 242 of the General Corporation Law and Section 13 of the Series A Certificate of Designations.

4.	This Amendment shall become effective upon filing with the Filing Office.

5.	The Series A Certificate of Designations is hereby amended as follows:

A.	Paragraph (a)(iv) of Section 5 of the Series A Certificate of Designations is amended and restated in its entirety as follows:

“(iv) if the Company’s “surplus”, as defined by Section 154 of the Act and determined in accordance with United States Generally Accepted Accounting Principles then in effect (“Surplus”), measured as of (w) the end of each of the Company’s fiscal years, (x) the end of each six (6)-month period following the end of any fiscal year, (y) after payment of any dividend, or (z) the end of each calendar quarter after any repurchase or redemption by the Company of any capital stock, is less than the aggregate Liquidation Value of all outstanding shares of Series A Preferred Stock together with all outstanding shares of any other class or series of the Company’s preferred stock ranking senior to and on a parity with Series A Preferred Stock; provided that the “Liquidation Value” for each such other class or series of the Company’s preferred stock shall be as defined in its certificate of designations.”

B.	Paragraph (g)(iv) of Section 5 of the Series A Certificate of Designations is amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, if any shares of the Series B Preferred Stock are also required to be redeemed at a time when the Company’s Surplus is insufficient to pay in full the aggregate Redemption Price payable in respect of all shares of the Series A Preferred Stock and the Series B Preferred Stock then required to be redeemed, the Company shall allocate its available Surplus ratably between the Series A Preferred Stock and the Series B Preferred Stock in proportion to the aggregate Redemption Price then payable in respect of each such series, without preference or priority between such series.”

C.	Paragraphs (b), (c) and (d) of Section 6 of the Series A Certificate of Designations are amended and restated in their entirety as follows:

“(b) Whenever dividends on any shares of the Series A Preferred Stock are in arrears for an aggregate of six (6) or more Dividend Periods (whether consecutive or non-consecutive) and remain unpaid (a “Preferred Dividend Default”), if the size of the Board has not already increased by two by reason of the election of directors of the Company by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and

Attachment 2-24

with which the Series A Preferred Stock is entitled to vote as a class with respect to the election of those two directors, the holders of the Series A Preferred Stock (voting separately as a class with all other holders of the Series A Preferred Stock and holders of all other series of the Company’s preferred stock upon which like voting rights have been conferred) will be entitled to elect by majority vote a total of two (2) additional directors of the Company (the “Preferred Directors”) to serve on the Board of Directors (which, without the consent of a Required Majority, will not exceed seven (7) directors in total) until all unpaid dividends on the Series A Preferred Stock have been paid.

(c) Election of directors that are authorized pursuant to Section 6(b) shall be conducted at a special meeting called by the holders of record of at least twenty-five percent (25%) of the Series A Preferred Stock or by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of such two directors (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of the Company’s stockholders) and otherwise at the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders until all dividends accumulated on such Series A Preferred Stock for the prior Dividend Periods and the then-current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment and deposited in trust with an Eligible Trustee. In such case, the entire Board of Directors of the Company will be increased by two (2) directors. So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding Series A Preferred Stock and any other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors.

(d) If and when all accumulated dividends and the dividends for the then-current Dividend Period on the Series A Preferred Stock shall have been paid in full or a sum sufficient has been authorized and set aside and deposited in trust with an Eligible Trustee for payment in full of all accrued and unpaid dividends, the holders of shares of the Series A Preferred Stock shall be divested of the voting rights set forth in clause (b) above (subject to revesting in the event of each and every future Preferred Dividend Default) and, if all accumulated dividends and the dividends for the then-current Dividend Period have been paid in full (unless there are one or more other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and remain exercisable), the term of office of each Preferred Director so elected shall terminate and the size of the Board of Directors shall be immediately decreased by two (2) directors. Any Preferred Director may be removed at any time, with or without cause, by the vote of, the holders of a majority of the outstanding Series A Preferred Stock and any other classes or series of the Company’s preferred stock which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors. For purposes of this Section 6(a) through (d), it is hereby confirmed that the Series B Preferred Stock is a class of the Company’s preferred stock upon which like voting rights have been conferred and which are entitled, during such time as such voting rights are exercisable pursuant to the terms of the Series B Preferred Stock (as the case may be) as set forth in the Certificate of Incorporation, to vote as a class with the Series A Preferred Stock with respect to the election of the two directors described above.”

D.	Section 8 of the Certificate of Designations is amended and restated in its entirety as follows:

“Ranking. In respect of rights to the payment of dividends and the distribution of assets in the event of a Liquidation, the Series A Preferred Stock shall rank: (i) pari passu to, or on a parity with, the Company’s Series B Preferred Stock, $0.01 par value per share and any other series of the Company’s preferred stock to the extent such ranking has been approved by the Required Majority, and (ii) senior to the Common Stock and to any other series of Company’s preferred stock outstanding from time to time (other than a series of preferred stock referred to in clause (i) immediately above). For purposes of

Attachment 2-25

this Section 8, debt securities of the Company that are convertible into or exchangeable for shares of capital stock of the Company or any other debt securities of the Company shall not constitute a class or series of capital stock of the Company until such time as they are converted into capital stock.”

[Signature page follows]

Attachment 2-26

IN WITNESS WHEREOF, Willis Lease Finance Corporation has authorized and caused this Certificate of Amendment to be executed and attested as set forth below as of this 25th day of September, 2026.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Austin C. Willis

Name:	Austin C. Willis

Title:	President and CEO

Attest:

By:	/s/ Z. Clifton Dameron IV

Name:	Z. Clifton Dameron IV

Title:	SVP, General Counsel and Corporate Secretary

Attachment 2-27

WILLIS LEASE FINANCE CORPORATION

SECOND AMENDMENT

TO

THIRD AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES,

AND RELATIVE RIGHTS AND LIMITATIONS

OF

SERIES A PREFERRED STOCK

Willis Lease Finance Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1.	The name of the Corporation is Willis Lease Finance Corporation.

2.

The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware (the “Filing Office”) on March 12, 1998. On September 17, 2024, the Corporation filed with the Filing Office the Third Amended and Restated Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series A Preferred Stock (as amended, the “Series A Certificate of Designations”).

3.

This Second Amendment to the Series A Certificate of Designations (this “Amendment”) was duly adopted and approved in accordance with Section 242 of the General Corporation Law and Section 13 of the Series A Certificate of Designations.

4.	This Amendment shall become effective as of September 30, 2026.

5.	The Series A Certificate of Designations is hereby amended as follows:

A.	Section 2 of the Series A Certificate of Designations is amended by adding the following paragraph at the end thereof:

“Effective as of September 30, 2026 (the “Effective Time”), the total number of authorized shares of the Series A Preferred Stock is 9,750,000 and each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any further action by the Company or the stockholders thereof, be subdivided into three (3) validly issued, fully paid and non-assessable shares of Series A Preferred Stock, reflecting a three (3) for one (1) forward stock split (the “Forward Stock Split”). The par value of the Series A Preferred Stock shall remain $0.01 per share. Each certificate that immediately prior to the Effective Time represented shares of Series A Preferred Stock (“Old Certificates”) shall thereafter represent that number of shares of Series A Preferred Stock into which the shares of Series A Preferred Stock represented by the Old Certificate shall have been subdivided, pursuant to the Forward Stock Split, until such certificate is surrendered to the Company for cancellation or exchange. For the avoidance of doubt, no adjustments to the dividend rates set forth in paragraph (b) of Section 3 of the Certificate of Designations shall be deemed appropriate, and no such adjustments shall be effected, in connection with the Forward Stock Split, notwithstanding any references in such paragraph to appropriate adjustments in connection with stock splits.”

B.

Paragraph (a) of Section 4 of the Series A Certificate of Designations is amended such that “liquidation preference of $20.00 per share” shall be replaced with “liquidation preference of one-third (1/3) of $20.00 per share”.

C.

Paragraph (h) of Section 6 of the Series A Certificate of Designations is amended such that “one vote per each $20.00 of Liquidation Value” shall be replaced with “one vote per each one-third (1/3) of $20.00 of Liquidation Value”.

Attachment 2-28

D.	A new Section 14 of the Series A Certificate of Designations is added as follows:

“14. Calculations. With respect to any rights of the holders of Series A Preferred Stock that are calculated with reference to the Liquidation Value, including without limitation the right to the payment of dividends pursuant to Section 3, a holder’s right shall be calculated by determining such holder’s aggregate mathematical entitlement, based on the number of shares of Series A Preferred Stock held by such holder, and then rounding such aggregate result to the nearest whole cent.”

[Signature page follows]

Attachment 2-29

IN WITNESS WHEREOF, Willis Lease Finance Corporation has authorized and caused this Second Amendment to be executed and attested as set forth below as of this 25th day of September, 2026.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty

Name:	Scott B. Flaherty

Title:	EVP & Chief Financial Officer

Attest:

By:	/s/ Z. Clifton Dameron IV

Name:	Z. Clifton Dameron IV

Title:	Corporate Secretary

Attachment 2-30

WILLIS LEASE FINANCE CORPORATION

CERTIFICATE OF DESIGNATIONS, PREFERENCES,

AND RELATIVE RIGHTS AND LIMITATIONS

OF

SERIES B PREFERRED STOCK

Willis Lease Finance Corporation (the “Company”), a corporation organized and existing under the Delaware General Corporation Law (the “Act”), hereby certifies that the following resolutions were duly adopted by the Company’s Board of Directors (the “Board of Directors”) as of September 11, 2026 pursuant to Section 151(g) of the Act and this Certificate of Designations, Preferences and Relative Rights and Limitations of Series B Preferred Stock (this “Certificate of Designations”), in its final form, was approved by the Board of Directors on September 11, 2026:

RESOLVED, that, pursuant to the authority conferred upon the Board of Directors by the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 151(g) of the Act, the Board of Directors hereby adopts this Certificate of Designations to establish and authorize the issuance of up to 1,750,000 shares of the Company’s Series B Preferred Stock, $0.01 par value per share.

RESOLVED FURTHER, that this Certificate of Designations has been approved by the holders of all shares of the Company’s Series A Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”) issued pursuant to the Company’s Third Amended and Restated Certificate of Designations, Preferences and Relative Rights and Limitations of Series A Preferred Stock.

RESOLVED FURTHER, the Board fixes the designation and amount thereof and the voting rights, preferences and relative, participating, optional and other special rights of the shares of this series, and the qualifications, limitations and restrictions thereof, in addition to those set forth in the Certificate of Incorporation as applicable to such shares pursuant to the terms of this Certificate of Designations as follows:

1. Designations. The series of the Company’s authorized preferred stock established hereby shall be designated as the “Series B Preferred Stock.”

2. Number of Shares. The total number of authorized shares of the Series B Preferred Stock is 1,750,000. Each share of Series B Preferred Stock shall have a par value of $0.01 per share. The number of shares of the Series B Preferred Stock may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors, subject to the Certificate of Incorporation, Section 151(g) of the Act, and the provisions of this Certificate of Designations.

3. Dividends.

(a) The holders of shares of the Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Company legally available therefor, cumulative cash dividends at the rates described in Section 3(b). To the extent declared by the Board of Directors, dividends will be payable quarterly on the 15th day of the first month of each calendar quarter in San Francisco, California, or if not a Business Day in San Francisco, California, the next succeeding Business Day in San Francisco, California, and in the case of any accrued but unpaid dividends, at such additional times, if any, as determined by the Board of Directors (each a “Dividend Payment Date”); provided, however, that the first Dividend Payment Date for the Series B Preferred Stock will be January 15, 2027. A “Business Day” shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York, San Francisco, California or Tokyo, Japan are authorized or required by law, regulation or executive order to close. It is expected that the Board of Directors will declare any dividends by the end of the month prior to the month in which such dividends are to be paid. No less than five (5) Business Days before each Dividend Payment Date, the Company shall notify the holders of the Series B Preferred Stock of such Dividend Payment Date. Dividends on the Series B Preferred Stock

Attachment 2-31

will accrue and be cumulative from and including the date of issuance of the Series B Preferred Stock (the “Original Issue Date”). However, the Board of Directors will not be required to declare dividends, and the holders of the Series B Preferred Stock will not be entitled to require payment of any such dividend.

(b)

(i) From and after the Original Issue Date, dividends at the rate per annum of 8.09% on the Liquidation Value shall accrue on a daily basis in arrears on all shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock) and to the extent dividends are not paid on the 15th day of the first month of each calendar quarter in San Francisco, California, commencing January 15, 2027 (or if such day is not a Business Day, on the next succeeding Business Day), in San Francisco, California, whether or not declared by the Board of Directors, and shall remain accumulated, compounding dividends until paid pursuant to this Certificate of Designations.

(ii) The amount of any dividend payable on the Series B Preferred Stock for any full Dividend Period (as defined herein) or any partial Dividend Period shall be prorated and computed on the basis of a 365-day year (it being understood that the dividend payable to the holders of the Series B Preferred Stock on January 15, 2027 may be for more or less than a full Dividend Period and for the Series B Preferred Stock will reflect dividends accumulated from the Original Issue Date of such shares through, and including, January 15, 2027. A “Dividend Period” shall mean the period from and including the Original Issue Date of such shares to and including the next Dividend Payment Date; provided that the Dividend Period following the Original Issue Date of the Series B Preferred Stock shall be the period from such Original Issue Date to January 15, 2027. The term “Dividend Period” shall also mean each subsequent period (i.e., each period after the Dividend Period ending January 15, 2027) from and excluding the previous Dividend Payment Date to and including the relevant Dividend Payment Date or other date as of which accrued dividends are to be calculated. Dividends will be payable to holders of record as they appear in the stockholder records of the Company at the close of business on the applicable record date, which shall be the date designated by the Board of Directors as the record date for the payment of dividends that is not more than thirty (30) nor less than ten (10) days prior to the applicable Dividend Payment Date (each a “Dividend Record Date”).

(c) Dividends on the Series B Preferred Stock shall be cumulative and shall accrue whether or not (i) the Company has earnings, (ii) there are funds legally available for the payment of such dividends or (iii) such dividends are declared by the Board of Directors. Any dividend payment made shall first be credited against the earliest accrued but unpaid dividends due with respect thereto that remain payable. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock that may be cumulated and in arrears.

(d) No dividends on the Series B Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness and any related waiver or amendment thereto, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment is restricted or prohibited by law.

(e) Except as provided in Section 3(f) below, unless all accrued and accumulated dividends on the Series B Preferred Stock for all prior Dividend Periods and the then-current Dividend Period shall have been or are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart by the Company for such payment and is deposited in trust with an independent bank or trust company that is, or whose parent or other affiliate is, a member of the Federal Deposit Insurance Corporation having capital and surplus of not less than $500,000,000 (an “Eligible Trustee”), (A) no dividends shall be declared by the Board of Directors or paid or set apart for payment by the Company on any of the Company’s capital stock for any Dividend Period, (B) no distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any shares of the Company’s common stock (the “Common

Attachment 2-32

Stock”) or shares of any other class or series of the Company’s capital stock ranking, as to dividends, on a parity with or junior to the Series B Preferred Stock (other than a dividend paid in shares of Common Stock or in shares of any other class or series of the Company’s capital stock ranking junior to the Series B Preferred Stock as to (i) dividends and (ii) upon a Liquidation (defined below)) for any Dividend Period, and (C) no shares of Common Stock, or any other shares of the Company’s capital stock ranking, as to dividends or upon a Liquidation, on a parity with, or junior to, the Series B Preferred Stock, may be redeemed, purchased or otherwise acquired for any consideration (or any funds be paid to or made available for a sinking fund for the redemption or retirement, purchase or reduction of any such shares) by the Company (except by conversion into or exchange for other shares of capital stock of the Company ranking junior to the Series B Preferred Stock as to dividends and upon a Liquidation) for any Dividend Period.

(f) When dividends are not paid in full upon the Series B Preferred Stock or any other series of preferred stock issued by the Company ranking on a parity as to dividends with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock or any such other series of preferred stock issued by the Company ranking on a parity as to dividends with the Series B Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of the Series B Preferred Stock and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series B Preferred Stock and such other series of preferred stock (which shall not include any accrual in respect of unpaid dividends on such other series of preferred stock for prior dividend periods if such other series of preferred stock does not have a cumulative dividend) bear to each other.

(g) Dividends with respect to the Series B Preferred Stock shall be of equal priority. All dividends paid with respect to shares of the Series B Preferred Stock shall be paid pro rata to the holders of such shares entitled thereto. Holders of shares of the Series B Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of any class of capital stock (including the Series B Preferred Stock), in excess of the full cumulative dividends on the Series B Preferred Stock as provided herein.

4. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company (a “Liquidation”), the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders an amount in cash equal to a liquidation preference of $20.00 per share of Series B Preferred Stock, plus all accrued and unpaid dividends (whether or not declared) compounding at 8.09% per annum from the Original Issue Date up to and including the date of payment of such amount (the “Liquidation Value”), after payment of all the Company’s indebtedness and other obligations ranking senior under Delaware law, and before any distributions or payments are made to the holders of the Common Stock and any other equity securities ranking junior to the Series B Preferred Stock. In the event that, upon a Liquidation, the available assets of the Company are insufficient to pay the amount of the liquidating distributions on all outstanding shares of the Series B Preferred Stock and the corresponding amounts payable on all outstanding shares of the Series A Preferred Stock and other classes or series of the Company’s capital stock ranking on a parity with the Series B Preferred Stock in liquidation preference to which they would otherwise be respectively entitled, then the holders of the Series B Preferred Stock, the Series A Preferred Stock and all other such classes or series of capital stock ranking on a parity with the Series B Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled upon such Liquidation if all amounts payable on or with respect to the shares of the Series B Preferred Stock were paid in full, and the Company shall not make or agree to make any payments to the holders of any equity securities ranking junior to the Series B Preferred Stock.

(b) In the event of a Liquidation, the Company shall, within ten (10) days after the date the Board of Directors approves such action, or no later than twenty (20) days after any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each record holder of Series B Preferred Stock written notice of the proposed action by first class mail, postage paid, at the respective addresses of such holders as they appear on the

Attachment 2-33

stock transfer records of the Company. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the cash to be received by the holders of Series B Preferred Stock upon consummation of the proposed action and the payment date or dates and the place or places on and at which the amounts distributable as a result thereof shall be payable. If any material change in the facts set forth in the initial notice shall occur, the Company shall promptly give written notice to each record holder of Series B Preferred Stock of such material change.

(c) After payment to the holders of Series B Preferred Stock of the full liquidation amounts provided in this Section 4, the holders of Series B Preferred Stock, as such, will have no right or claim to any of the remaining assets of the Company.

(d) Neither the sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Company, nor the merger or consolidation of the Company with or into any other entity or the merger or consolidation of any other entity with or into the Company nor a statutory stock exchange by the Company if then permitted by the Act, shall be deemed to be a Liquidation for the purposes of this Section 4.

5. Redemption.

(a) Mandatory Redemption. The Series B Preferred Stock has no stated maturity date; provided, however, that, subject to Section 5(b), the holders of at least two-thirds (2/3) of the Series B Preferred Stock (a “Required Majority”) shall have the option to require the Company to redeem all or any portion of such stock (a “Mandatory Redemption”) for cash at the Liquidation Value (the “Redemption Price”) on ninety (90) days’ advance written notice delivered to the Company in accordance with Section 5(g)(i) upon the occurrence of any of the following events (each such event, a “Mandatory Redemption Event”):

(i) On September 29, 2031;

(ii) A material breach by the Company of the Series B Preferred Stock Purchase Agreement dated as of September 16, 2026 that is uncured on the date a Required Majority votes in favor of Mandatory Redemption, including breaches of representations and warranties contained in such Stock Purchase Agreement;

(iii) Charles Willis IV, Austin Willis and CFW Partners, L.P. (viewed collectively, as a single stockholder) cease to be the largest single stockholder (except as a result of a share transfer conducted between the Eligible Executive Officers). For the purpose of this Section 5, an Eligible Executive Officer shall mean person(s) satisfying all conditions that (x) the Company’s president, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer of the Company who performs a policy making function or any other person who performs similar policy making functions for the Company, who has been served as such officer for more than 10 years as of the date of such transaction; and (y) such person is listed as an executive officer of the Company in the most recent proxy statement as of the date of such transaction which statement has been filed with the United States Securities and Exchange Commission;

(iv) if the Company’s “surplus”, as defined by Section 154 of the Act and determined in accordance with United States Generally Accepted Accounting Principles then in effect (“Surplus”), measured as of (w) the end of each of the Company’s fiscal years, (x) the end of each six (6)-month period following the end of any fiscal year, (y) after payment of any dividend, or (z) the end of each calendar quarter after any repurchase or redemption by the Company of any capital stock, is less than the aggregate Liquidation Value of all outstanding shares of Series B Preferred Stock together with all outstanding shares of any other class or series of the Company’s preferred stock ranking senior to and on a parity with Series B Preferred Stock; provided that the “Liquidation Value” for each such other class or series of the Company’s preferred stock shall be as defined in its certificate of designations;

(v) the Company (either individually or on a consolidated basis with its subsidiaries) incurs an operating loss or ordinary loss for two (2) consecutive fiscal years;

Attachment 2-34

(vi) the Company undergoes a consolidation, merger, or sale of stock (other than with an Eligible Executive Officer) and the stockholders of the Company immediately prior to such transaction hold (beneficially) less than fifty percent (50%) of the issued and outstanding stock of the Company after giving effect to such transaction; and

(vii) whether in a single transaction or series of transactions, the Company or any of its Material Subsidiaries (as hereinafter defined) (x) sells, leases, transfers, delegates or otherwise disposes of more than 50% of its assets, based on the book value of its assets in the most recent audited financial statements; or (y) undergoes a consolidation, merger, share exchange, share transfer, assignment of the business or similar transaction involving more than 50% of the consolidated assets of the Company and all subsidiaries, based on the net book value of the consolidated assets of the Company and all subsidiaries in the most recent consolidated financial statements of the Company (“Consolidated Assets”), and (in the case of (x) or (y)), at least eighty percent (80%) of the net proceeds of such transaction are not used to repay indebtedness of the Company or reinvested in the Company’s business. A “Material Subsidiary” shall mean a subsidiary or trust (other than a Service Entity) owning more than 50% of the Consolidated Assets For purposes of this Section 5(a)(vii) and Section 6(f), an “Service Entity” means: WERC US, WERC UK, Willis Aeronautical Services, Inc., and Willis Aviation Services Limited.

(b) Notice of Redemption Event. If any of the Mandatory Redemption Events occur (other than item 5(a)(i)), the Company shall notify the holder(s) of the Series B Preferred Stock within five (5) Business Days of an Eligible Executive Officer of the Company becoming aware of such occurrence.

(c) Surplus Requirement. Notwithstanding Section 5(a), the number of shares of the Series B Preferred Stock that may be redeemed shall be limited to the Company’s available Surplus.

(d) Redemption Date. Subject to Section 5(a), the Series B Preferred Stock will remain outstanding indefinitely, unless the Company decides to redeem them in accordance with this Certificate of Designations, or they are otherwise cancelled or exchanged. A Mandatory Redemption Event will be subject to limitations on redemptions under applicable Delaware corporate law, but shall otherwise be mandatory and not require approval of the Board of Directors.

(e) Noticed Redemption by Company. The Company may, at the Company’s option with ninety (90) days’ advance written notice delivered to the holders of the Series B Preferred Stock, redeem the Series B Preferred Stock, in whole, at any time and from time to time, on any Dividend Payment Date for cash at a price equal to the Redemption Price.

(f) Nothing in this Section 5 (except for the last clause of Section 5(g)(iii)) shall prevent or restrict the Company from purchasing, from time to time, either at a public or private sale, all or part of the shares of the Series B Preferred Stock at such price or prices as the Company may determine, subject to the provisions of applicable law.

(g) Procedures for Redemption.

(i) Written election of a Mandatory Redemption by a Required Majority (a “Redemption Election”) may be mailed to the Company, postage paid, upon the occurrence of a Mandatory Redemption Event. Any Mandatory Redemption shall occur no more than 90 days following receipt by the Company of a Redemption Election. Promptly following receipt of a Redemption Election, but in no event more than ten (10) days, the Company shall send written notice (a “Redemption Notice”) of its receipt of the Redemption Election to each holder of record of Series B Preferred Stock (for a Mandatory Redemption of such stock). In addition to any information required by law or by the applicable rules of any exchange or automated quotation system upon which the Series B Preferred Stock may be listed or admitted for quotation and trading, a Redemption Notice shall state: (A) the date of the closing of the redemption, which, pursuant to this Section 5(g)(i), shall be no later than 90 days following receipt by the Company of the Redemption Election (the applicable date, the “Redemption Date”); (B) the Redemption Price; (C) the number of shares of the Series B Preferred Stock to be

Attachment 2-35

redeemed; (D) the manner and place or places at which certificates for such shares of the Series B Preferred Stock to be redeemed are to be surrendered for payment of the Redemption Price; and (E) that dividends on the shares of the Series B Preferred Stock to be redeemed will cease to accumulate on the applicable Redemption Date. Any redemption by the Company pursuant to Section 5(e) shall require, in addition to ninety (90) days’ advance written notice: (i) with respect to redemption of shares of the Series B Preferred Stock, a notice to each record holder of shares of the Series B Preferred Stock at the respective addresses of such holders as they appear on the Company’s stock transfer records stating the information listed in (A) through (E) above.

(ii) From and after the applicable Redemption Date (unless the Company defaults in the payment of the Redemption Price), dividends on the shares of the Series B Preferred Stock so called for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of the Series B Preferred Stock and all rights of the holders thereof, as such, (except the right to receive the Redemption Price) shall cease. Upon surrender, in accordance with a Redemption Notice, of the certificates for any shares of the Series B Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), or in the event the certificates are lost, stolen or missing, upon delivery of an affidavit of loss, such shares of the Series B Preferred Stock shall be redeemed by the Company at the Redemption Price by wire transfer to the holder of record of such certificate. In case fewer than all of the shares of the Series B Preferred Stock to be redeemed represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of the Series B Preferred Stock without cost to the holder(s) thereof.

(iii) Unless full cumulative dividends on all shares of the Series B Preferred Stock have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof in cash set aside for payment for all prior Dividend Periods and the then-current Dividend Period and deposited in trust with an Eligible Trustee, no Series B Preferred Stock shall be redeemed by the Company pursuant to Section 5(e) unless all outstanding shares of the Series B Preferred Stock are simultaneously redeemed and the Company shall not purchase or otherwise acquire, directly or indirectly, any shares of the Series B Preferred Stock; provided, however, the foregoing restrictions on redemptions and purchases shall not prevent the acquisition of the Series B Preferred Stock by the Company pursuant to an exchange offer made on the same terms to holders of all of the outstanding shares of the Series B Preferred Stock for shares of Company capital stock ranking on a parity with or junior to the Series B Preferred Stock.

(iv) If on any Redemption Date the Company’s Surplus is less than the amount necessary to pay the full Redemption Price for the total number of shares of the Series B Preferred Stock to be redeemed pursuant to this Section 5, the Company shall (A) take all appropriate action reasonably within its means to maximize its Surplus available for paying the Redemption Price, (B) first use any such Surplus to pay all accrued and unpaid dividends and then to call for redemption the maximum possible number of shares of the Series B Preferred Stock that it can redeem on such Redemption Date out of all such Surplus available therefor on such date, pro rata among the holders of the Series B Preferred Stock, based on the number of shares of the Series B Preferred Stock held by each holder (with any necessary adjustments to avoid fractional shares), or by any other equitable method that the Company may determine to use, and (C) following the applicable Redemption Date, at any time and from time to time when additional assets of the Company become legally available to redeem the remaining the Series B Preferred Stock, the Company shall promptly notify the holders of the Series B Preferred Stock and such holders may then mail a Redemption Election to the Company. If fewer than all the shares of the Series B Preferred Stock represented by any share certificate are to be so redeemed, the Company shall issue a new certificate for the shares not redeemed without cost to the holder(s) thereof. Notwithstanding the foregoing, if any shares of the Series A Preferred Stock are also required to be redeemed at a time when the Company’s Surplus is insufficient to pay in full the aggregate Redemption Price payable in respect of all shares of the Series A Preferred Stock and the Series B Preferred Stock

Attachment 2-36

then required to be redeemed, the Company shall allocate its available Surplus ratably between the Series A Preferred Stock and the Series B Preferred Stock in proportion to the aggregate Redemption Price then payable in respect of each such series, without preference or priority between such series.

(v) All shares of the Series B Preferred Stock redeemed or repurchased pursuant to this Section 5 shall be retired and shall be restored to the status of authorized but unissued shares of the Series B Preferred Stock.

(h) Irrevocable Redemption Right. In the event of a Mandatory Redemption Event pursuant to Sections 5(a), a Required Majority shall have an irrevocable option, at any time and from time to time, to require the Company to redeem all or any portion of the Series B Preferred Stock pursuant to this Section 5 until all of the shares of Series B Preferred Stock are redeemed.

6. Voting Rights and Protective Provisions.

(a) Holders of the Series B Preferred Stock shall not have any voting rights, except as provided by applicable law and as set forth in this Section 6.

(b) Whenever dividends on any shares of the Series B Preferred Stock are in arrears for an aggregate of six (6) or more Dividend Periods (whether consecutive or non-consecutive) and remain unpaid (a “Preferred Dividend Default”), if the size of the Board has not already increased by two by reason of the election of directors of the Company by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and with which the Series B Preferred Stock is entitled to vote as a class with respect to the election of those two directors, the holders of the Series B Preferred Stock (voting separately as a class with all other holders of the Series B Preferred Stock and holders of all other series of the Company’s preferred stock upon which like voting rights have been conferred) will be entitled to elect by majority vote a total of two (2) additional directors of the Company (the “Preferred Directors”) to serve on the Board of Directors (which, without the consent of a Required Majority, will not exceed seven (7) directors in total) until all unpaid dividends on the Series B Preferred Stock have been paid.

(c) Election of directors that are authorized pursuant to Section 6(b) shall be conducted at a special meeting called by the holders of record of at least twenty-five percent (25%) of the Series B Preferred Stock or by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B Preferred Stock in the election of such two directors (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of the Company’s stockholders) and otherwise at the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders until all dividends accumulated on such Series B Preferred Stock for the prior Dividend Periods and the then-current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment and deposited in trust with an Eligible Trustee. In such case, the entire Board of Directors of the Company will be increased by two (2) directors. So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding Series B Preferred Stock and any other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B Preferred Stock in the election of directors.

(d) If and when all accumulated dividends and the dividends for the then-current Dividend Period on the Series B Preferred Stock shall have been paid in full or a sum sufficient has been authorized and set aside and deposited in trust with an Eligible Trustee for payment in full of all accrued and unpaid dividends, the holders of shares of the Series B Preferred Stock shall be divested of the voting rights set forth in clause (b) above (subject to revesting in the event of each and every future Preferred Dividend Default) and, if all accumulated dividends and the dividends for the then-current Dividend Period have been paid in full (unless there are one or more other classes or series of the Company’s preferred stock upon which like voting rights

Attachment 2-37

have been conferred and remain exercisable), the term of office of each Preferred Director so elected shall terminate and the size of the Board of Directors shall be immediately decreased by two (2) directors. Any Preferred Director may be removed at any time, with or without cause, by the vote of, the holders of a majority of the outstanding Series B Preferred Stock and any other classes or series of the Company’s preferred stock which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B Preferred Stock in the election of directors. For purposes of this Section 6(a) through (d), it is hereby confirmed that the Series A Preferred Stock is a class of the Company’s preferred stock upon which like voting rights have been conferred and which are entitled, during such time as such voting rights are exercisable pursuant to the terms of the Series A Preferred Stock (as the case may be) as set forth in the Certificate of Incorporation, to vote as a class with the Series B Preferred Stock with respect to the election of the two directors described above.

(e) Subject to Section 13, changes to the terms of the Series B Preferred Stock (other than non-substantive clarifications), shall be effective only upon vote of the Board of Directors and the affirmative vote of at least a Required Majority.

(f) So long as any shares of the Series B Preferred Stock remain outstanding, whether in a single transaction or a series of transactions, the Company shall not, and shall cause the Service Entities not to, without the affirmative vote or consent of the holders of a Required Majority, (i) sell, lease, transfer, delegate or otherwise dispose of any asset of Service Entities (except for those transactions in ordinary course of its business); or (ii) undergo a consolidation, merger, share exchange, share transfer, assignment of the business or similar transaction of any of Service Entities, except in the event that the Service Entity is the acquiring entity;

(g) So long as any shares of the Series B Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of a Required Majority, (i) authorize or create, or increase the authorized or issued amount of, any other class or series of shares of capital stock ranking senior to the Series B Preferred Stock with respect to payment of dividends or the distribution of assets upon a Liquidation or reclassify any authorized shares of capital stock of the Company into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares of capital stock ranking senior in priority to the Series B Preferred Stock; (ii) authorize or create, or increase the authorized or issued amount of, any other class or series of shares of capital stock that ranks pari passu to the Series B Preferred Stock with respect to payment of dividends or the distribution of assets upon a Liquidation or reclassify any authorized shares of capital stock of the Company into such capital stock; (iii) authorize or create, or increase the authorized or issued amount of, any additional shares of the Series B Preferred Stock; or (iv) amend, alter or repeal the provisions of the Certificate of Incorporation, this Certificate of Designations, the by-laws of the Company or any other document similar to the foregoing, whether by merger, consolidation, transfer or conveyance of substantially all of its assets, or otherwise so as to materially and adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock or the holders thereof (each such event specified in clauses (i), (ii), (iii) and (iv), an “Event”); provided, however, with respect to the occurrence of any of the Events set forth in clause (iv) of this Section 6(f) above, so long as any shares of the Series B Preferred Stock remain outstanding or are converted into securities of the surviving entity, in each case with terms, including rights, preferences, privileges and voting or other powers that are substantially similar in all material respects to the shares of the Series B Preferred Stock, taking into account that, upon the occurrence of an Event, the Company may not be the surviving entity, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting or other powers of holders of the Series B Preferred Stock; provided, further that (A) the creation or issuance of any other class or series of capital stock of the Company ranking junior to the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets upon a Liquidation, and (B) the creation or issuance of indebtedness or debt securities, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and the holders of the Series B Preferred Stock shall have no right to vote on any such increase, creation or issuance.

Attachment 2-38

(h) On each matter submitted to a vote of the holders of the Series B Preferred Stock in accordance with this Section 6, or as otherwise required by law, each share of the Series B Preferred Stock shall be entitled to one (1) vote, except that when any other series of preferred stock of the Company shall have the right to vote with the Series B Preferred Stock as a single class on any matter, the Series B Preferred Stock and such other series shall have with respect to such matters, one vote per each $20.00 of Liquidation Value. With respect to each share of the Series B Preferred Stock, the holder thereof may designate a proxy, with each such proxy having the right to vote on behalf of the holder.

7. Restrictions on Transfer. The Series B Preferred Stock shall be issued for long-term investment purposes only. The holders of the Series B Preferred Stock may not transfer all or any part of the Series B Preferred Stock; provided, however, that such holders may assign part or all of the Series B Preferred Stock with the consent of the Company or after ninety (90) days after any Mandatory Redemption Event under Section 5(a) shall have occurred.

8. Ranking. In respect of rights to the payment of dividends and the distribution of assets in the event of a Liquidation, the Series B Preferred Stock shall rank: (i) pari passu to, or on a parity with, the Series A Preferred Stock and any other series of the Company’s preferred stock to the extent such ranking has been approved by the Required Majority, and (ii) senior to the Common Stock and to any other series of Company’s preferred stock outstanding from time to time (other than a series of preferred stock referred to in clause (i) immediately above). For purposes of this Section 8, debt securities of the Company that are convertible into or exchangeable for shares of capital stock of the Company or any other debt securities of the Company shall not constitute a class or series of capital stock of the Company until such time as they are converted into capital stock.

9. Headings. The headings hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

10. Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock set forth in the Certificate of Incorporation or this Certificate of Designations are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock set forth in the Certificate of Incorporation and this Certificate of Designations that can be given effect without giving effect to the invalid, unlawful or unenforceable provision shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock herein or therein set forth shall be deemed dependent upon any other provision hereof or thereof unless so expressed herein or therein.

11. No Preemptive Rights. No holder of the Series B Preferred Stock shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of Company capital stock (whether now or hereafter authorized) or securities of the Company convertible into or carrying a right to subscribe to or acquire shares of Company capital stock.

12. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day of the recipient if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage paid. Such communications must be sent (a) to the Company, at its principal executive offices and (b) to any holder of the Series B Preferred Stock, at such holder’s address at it appears in the stock transfer records of the Company (or at such other address as shall be specified in a notice given in accordance with this Section 12).

Attachment 2-39

13. Amendment; Waiver. No provision of this Certificate of Designation may be amended, modified or waived except by an instrument in writing executed by the Company and a Required Majority, and any such written amendment, modification or waiver shall be binding on the Company and each holder of the Series B Preferred Stock. No amendment, modification or waiver of the terms or relative priorities of the Series B Preferred Stock may be accomplished by the merger, consolidation or other transaction of the Company with another company or entity unless the Company has obtained the prior written consent of a Required Majority in accordance with this Section 13.

[Remainder of page left blank]

Attachment 2-40

IN WITNESS WHEREOF, Willis Lease Finance Corporation has authorized and caused this Certificate of Designations to be executed by its President and CEO and attested to by its Corporate Secretary, as of this 25th day of September, 2026.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Austin C. Willis
Austin C. Willis, President and CEO

Attest:

By:	/s/ Z. Clifton Dameron IV
Z. Clifton Dameron IV, Corporate Secretary

SIGNATURE PAGE TO SERIES B CERTIFICATE OF DESIGNATIONS

Attachment 2-41

WILLIS LEASE FINANCE CORPORATION

FIRST AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS, PREFERENCES,

AND RELATIVE RIGHTS AND LIMITATIONS

OF

SERIES B PREFERRED STOCK

Willis Lease Finance Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1.	The name of the Corporation is Willis Lease Finance Corporation.

2.

The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware (the “Filing Office”) on March 12, 1998. On September 25, 2026, the Corporation filed with the Filing Office the Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series B Preferred Stock (the “Series B Certificate of Designations”).

3.

This First Amendment to the Series B Certificate of Designations (this “Amendment”) was duly adopted and approved in accordance with Section 242 of the General Corporation Law and Section 13 of the Series B Certificate of Designations.

4.	This Amendment shall become effective as of September 30, 2026.

5.	The Series B Certificate of Designations is hereby amended as follows:

A.	Section 2 of the Series B Certificate of Designations is amended and restated in its entirety as follows:

“2. Number of Shares. As of the date of this Certificate of Designations, the total number of authorized shares of the Series B Preferred Stock is 1,750,000. Each share of Series B Preferred Stock shall have a par value of $0.01 per share. The number of shares of the Series B Preferred Stock may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors, subject to the Certificate of Incorporation, Section 151(g) of the Act, and the provisions of this Certificate of Designations. Effective as of September 30, 2026 (the “Effective Time”), the total number of authorized shares of the Series B Preferred Stock is 5,250,000 and each share of Series B Preferred Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any further action by the Company or the stockholders thereof, be subdivided into three (3) validly issued, fully paid and non-assessable shares of Series B Preferred Stock, reflecting a three (3) for one (1) forward stock split (the “Forward Stock Split”). The par value of the Series B Preferred Stock shall remain $0.01 per share. Each certificate that immediately prior to the Effective Time represented shares of Series B Preferred Stock (“Old Certificates”) shall thereafter represent that number of shares of Series B Preferred Stock into which the shares of Series B Preferred Stock represented by the Old Certificate shall have been subdivided, pursuant to the Forward Stock Split, until such certificate is surrendered to the Company for cancellation or exchange. For the avoidance of doubt, no adjustments to the dividend rates set forth in paragraph (b) of Section 3 of the Certificate of Designations shall be deemed appropriate, and no such adjustments shall be effected, in connection with the Forward Stock Split, notwithstanding any references in such paragraph to appropriate adjustments in connection with stock splits.”

B.

Paragraph (a) of Section 4 of the Series B Certificate of Designations is amended such that “liquidation preference of $20.00 per share” shall be replaced with “liquidation preference of one-third (1/3) of $20.00 per share”.

C.

Paragraph (h) of Section 6 of the Series B Certificate of Designations is amended such that “one vote per each $20.00 of Liquidation Value” shall be replaced with “one vote per each one-third (1/3) of $20.00 of Liquidation Value”.

Attachment 2-42

D.	A new Section 14 of the Series B Certificate of Designations is added as follows:

“14. Calculations. With respect to any rights of the holders of Series B Preferred Stock that are calculated with reference to the Liquidation Value, including without limitation the right to the payment of dividends pursuant to Section 3, a holder’s right shall be calculated by determining such holder’s aggregate mathematical entitlement, based on the number of shares of Series B Preferred Stock held by such holder, and then rounding such aggregate result to the nearest whole cent.”

[Signature page follows]

Attachment 2-43

IN WITNESS WHEREOF, Willis Lease Finance Corporation has authorized and caused this First Amendment to be executed and attested as set forth below as of this 25th day of September, 2026.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty

Name:	Scott B. Flaherty

Title:	EVP & Chief Financial Officer

Attest:

By:	/s/ Z. Clifton Dameron IV

Name:	Z. Clifton Dameron IV

Title:	Corporate Secretary

Signature Page to First Amendment to Series B Certificate of Designations

Attachment 2-44

BYLAWS

OF

WILLIS LEASE FINANCE CORPORATION

(a Delaware corporation)

Dated as of April 18, 2001

Amended as of November 13, 2001

Further Amended as of December 16, 2008

Further Amended as of September 28, 2010

Further Amended as of August 5, 2013

Further Amended as of October 7, 2016

Page
ARTICLE I.

OFFICES

SECTION 1.01	Registered Office	Attachment 3-1
SECTION 1.02	Other Offices	Attachment 3-1

ARTICLE II.

MEETINGS OF STOCKHOLDERS

SECTION 2.01	Annual Meetings	Attachment 3-1
SECTION 2.02	Special Meetings	Attachment 3-1
SECTION 2.03	Place of Meetings	Attachment 3-1
SECTION 2.04	Notice of Meetings	Attachment 3-1
SECTION 2.05	Quorum	Attachment 3-2
SECTION 2.06	Voting	Attachment 3-2
SECTION 2.07	Fixing Date for Determination of Stockholders of Record	Attachment 3-2
SECTION 2.08	List of Stockholders Entitled to Vote	Attachment 3-3
SECTION 2.09	Judges	Attachment 3-3
SECTION 2.10	Notice of Stockholder Business and Nominations	Attachment 3-3

ARTICLE III.

BOARD OF DIRECTORS

SECTION 3.01	General Powers	Attachment 3-5
SECTION 3.02	Number and Term of Office	Attachment 3-5
SECTION 3.03	Election of Directors	Attachment 3-5
SECTION 3.04	Resignations	Attachment 3-5
SECTION 3.05	Removal	Attachment 3-5
SECTION 3.06	Vacancies	Attachment 3-5
SECTION 3.07	Place of Meeting, Etc	Attachment 3-6
SECTION 3.08	Regular Meetings	Attachment 3-6
SECTION 3.09	Special Meetings	Attachment 3-6
SECTION 3.10	Quorum and Manner of Acting	Attachment 3-6
SECTION 3.11	Organization	Attachment 3-6
SECTION 3.12	Action by Consent	Attachment 3-6
SECTION 3.13	Compensation	Attachment 3-7
SECTION 3.14	Committees	Attachment 3-7
SECTION 3.15	Qualification Requirement for Directors	Attachment 3-7

ARTICLE IV.

OFFICERS

SECTION 4.01	Number	Attachment 3-8
SECTION 4.02	Election, Term of Office and Qualifications	Attachment 3-8
SECTION 4.03	Assistants, Agents and Employees, Etc	Attachment 3-8
SECTION 4.04	Removal	Attachment 3-8
SECTION 4.05	Resignations	Attachment 3-8
SECTION 4.06	Vacancies	Attachment 3-8

Attachment 3-i

(continued)

Page
SECTION 4.07	Inability to Act	Attachment 3-8
SECTION 4.08	The Chairman of the Board	Attachment 3-8
SECTION 4.09	The Chief Executive Officer	Attachment 3-8
SECTION 4.10	The President	Attachment 3-9
SECTION 4.11	The Chief Financial Officer	Attachment 3-9
SECTION 4.12	The Vice Presidents	Attachment 3-9
SECTION 4.13	The Corporate Secretary	Attachment 3-9
SECTION 4.14	Compensation	Attachment 3-9

ARTICLE V.

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

SECTION 5.01	Execution of Contracts	Attachment 3-9
SECTION 5.02	Checks, Drafts, Etc.	Attachment 3-9
SECTION 5.03	Deposits	Attachment 3-10
SECTION 5.04	General and Special Bank Accounts	Attachment 3-10

ARTICLE VI.

SHARES AND THEIR TRANSFER

SECTION 6.01	Certificates for Stock	Attachment 3-10
SECTION 6.02	Transfers of Stock	Attachment 3-10
SECTION 6.03	Regulations	Attachment 3-10
SECTION 6.04	Lost, Stolen, Destroyed, and Mutilated Certificates	Attachment 3-11

ARTICLE VII.

INDEMNIFICATION

SECTION 7.01	Indemnification	Attachment 3-11
SECTION 7.02	Expenses	Attachment 3-11
SECTION 7.03	Right of Indemnitee to Bring Suit	Attachment 3-12
SECTION 7.04	Other Rights and Remedies	Attachment 3-12
SECTION 7.05	Insurance	Attachment 3-12
SECTION 7.06	Constituent Corporations	Attachment 3-12

ARTICLE VIII.

MISCELLANEOUS

SECTION 8.01	Fiscal Year	Attachment 3-12
SECTION 8.02	Waiver of Notices	Attachment 3-13
SECTION 8.03	Seal	Attachment 3-13
SECTION 8.04	Interested Directors; Quorum	Attachment 3-13
SECTION 8.05	Amendments	Attachment 3-13
SECTION 8.06	Representation of Shares in Other Corporations	Attachment 3-13
SECTION 8.07	Forum for Adjustment of Disputes	Attachment 3-13
SECTION 8.08	Severability	Attachment 3-13
SECTION 8.09	Pronouns	Attachment 3-13

Attachment 3-ii

BYLAWS

OF

WILLIS LEASE FINANCE CORPORATION

(a Delaware corporation)

ARTICLE I.

Offices

SECTION 1.01 Registered Office. The registered office of Willis Lease Finance Corporation (hereinafter called the Corporation) in the State of Delaware shall be at 9 East Loockerman Street, City of Dover, County of Kent, and the name of the registered agent in charge thereof shall be National Registered Agents, Inc.

SECTION 1.02 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors (hereinafter called the Board) may from time to time determine or as the business of the Corporation may require.

ARTICLE II.

Meetings of Stockholders

SECTION 2.01 Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors to succeed those whose terms expire and for the transaction of such other proper business as may properly come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

SECTION 2.02 Special Meetings. Special meetings of the stockholders for the transaction of any proper business, unless otherwise prescribed by statute, may be called only in accordance with Article XI of the Corporation’s Certificate of Incorporation as it may be amended from time to time (the “Certificate of Incorporation”).

SECTION 2.03 Place of Meetings. All meetings of the stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the Corporation.

SECTION 2.04 Notice of Meetings. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his post office address furnished by him to the Corporate Secretary of the Corporation for such purpose or, if he shall not have furnished to the Corporate Secretary his address for such purpose, then at his post office address last known to the Corporate Secretary, or by transmitting a notice thereof to him at such address by telegraph, cable, or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of

Attachment 3-1

any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

SECTION 2.05 Quorum. Except where otherwise provided by law, the holders of record of a majority of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum at any meeting or any adjournment thereof, a majority of the shares of stock of the Corporation present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

SECTION 2.06 Voting.

(a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy for each share or fractional share of the stock of the Corporation held by him which has voting power upon the matter in question.

(b) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing or by any other secure means permitted by law, including telephonic and electronic transmission, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after eleven months from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders, all matters, except as otherwise provided in the Certificate of Incorporation or in these Bylaws, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the stockholders on any question need not be by ballot, unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy shall so determine. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

(c) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

SECTION 2.07 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is

Attachment 3-2

fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date. The Board may close the books of the Corporation against transfers of shares during the whole or any part of a period of not more than sixty (60) days prior to the date of a shareholders’ meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion or exchange of shares.

SECTION 2.08 List of Stockholders Entitled to Vote. The Corporate Secretary of the Corporation shall prepare and make, or cause to be prepared and made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 2.09 Judges. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Corporate Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

SECTION 2.10 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of the stockholders (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw.

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Bylaw, the stockholder must have given timely notice thereof in writing, in conformance with the requirements of this Bylaw, to the Corporate Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than

Attachment 3-3

60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the “1934 Act”) (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to any other business that the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting, (ii) the reasons for conducting such business at the meeting, (iii) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (iv) any other information which is required to be disclosed in solicitations of proxies on behalf of any such business, and specifically, any such information called for by Items 4 and 5 of Regulation 14A under the 1934 Act regarding such other business, the proponent of such other business and any associates or persons who would be deemed “participants” under Regulation 14A were the proponent soliciting proxies on behalf of such other business. All such notices shall include (i) a representation that the person sending the notice is a shareholder of record and will remain such through the record date for the meeting, (ii) the name and address, as they appear on the Corporation’s books, of such shareholder, (iii) the class and number of the Corporation’s shares which are owned beneficially and of record by such shareholder, and (iv) a representation that such shareholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business set forth in the notice.

(3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Bylaw to the contrary, in the event that the number of directors to the Board is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board or (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Bylaw shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

Attachment 3-4

(C) General.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business or a nomination is not properly before the meeting and, if he should so determine, the defective business shall not be transacted and the defective nomination shall be disregarded.

(2) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all the applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act of (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

ARTICLE III.

Board of Directors

SECTION 3.01 General Powers. The property, business and affairs of the Corporation shall be managed by the Board.

SECTION 3.02 Number and Term of Office. The authorized number of directors shall be seven (7), and such number shall not be changed except by a Bylaw amending this section duly adopted by the Board or duly adopted by the stockholders pursuant to the terms of Article IX of the Certificate of Incorporation. Directors need not be stockholders. Each of the directors of the Corporation shall hold office until his successor shall have been duly elected and shall qualify or until he shall resign, die, become disqualified or disabled or shall otherwise be removed in the manner hereinafter provided.

SECTION 3.03 Election of Directors. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for a classified Board.

SECTION 3.04 Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Corporate Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.05 Removal. Any director or the entire Board may be removed, with cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

SECTION 3.06 Vacancies. Except as otherwise provided in the Certificate of Incorporation and except for a vacancy created by the removal of a director, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or otherwise, may be filled by vote of the

Attachment 3-5

majority of the remaining directors, although less than a quorum. Vacancies created by the removal of a director may be filled only by the affirmative vote of the holders of a majority of the outstanding stock then entitled to vote at an election of directors. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign, die, become disqualified or disabled or shall otherwise be removed in the manner herein provided.

SECTION 3.07 Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 3.08 Regular Meetings. A regular annual meeting of the Board shall be held without any further notice immediately after, and at the same place as, the annual meeting of shareholders. The Board may provide for other regular meetings from time to time by resolution. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day that is not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

SECTION 3.09 Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President, any Vice President, the Corporate Secretary or any two (2) directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least five (5) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, facsimile or email or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting, without protesting prior thereto or at its commencement, the lack of notice to such director.

SECTION 3.10 Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the reconvened meeting to the directors who were not present at the time of adjournment. The directors shall act only as a Board, and the individual directors shall have no power as such. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

SECTION 3.11 Organization. Meetings of the Board shall be presided over by the Chairman of the Board, or in his absence by the President, or in his absence by the Chief Administrative Officer, or in his absence by the Chief Financial Officer, or in his absence by a Vice President, or in their absence by a chairman chosen at the meeting. The Corporate Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

SECTION 3.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the

Attachment 3-6

minutes of proceedings of the Board or committee. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

SECTION 3.13 Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

SECTION 3.14 Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation and to serve at the pleasure of the Board. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these Bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of the stock. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

SECTION 3.15 Qualification Requirement for Directors. No person shall be qualified to be elected to, or appointed to fill a vacancy on, the Board during the pendency of a Business Combination transaction (as defined in Article XIII of the Certificate of Incorporation) if such person is, or (in the case of a person described in clause (i), (ii) or (iii) below) was within the two years preceding the date of such election or appointment: (i) an officer, director, employee or affiliate (as such term is defined in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of a party to such transaction (an “Interested Party”) or of any affiliate of an Interested Party; (ii) an agent subject to the direction of an Interested Party; (iii) a consultant or advisor to an Interested Party; (iv) a person having a material financial interest in the transaction (other than through the ownership of stock or securities of the Corporation); or (v) a person having any business, financial, or familial relationship with any person referred to in clauses (i)-(iv) above that would reasonably be expected to affect such person’s judgment in a manner adverse to the Corporation. A person shall not be disqualified from election or appointment to the Board by reason of this Section 3.15 solely because such person is a director or officer of the Corporation who receives normal and customary compensation as such and/or is a stockholder or affiliate of the Corporation.

A Business Combination shall be deemed pending for purposes of this Section 3.15 commencing on the date any offer or proposal for such transaction shall be made and until such time as the proposed transaction is abandoned or until such time as: (i) the party proposing such transaction shall have acquired beneficial ownership, as defined above, of 50% or more of the Corporation’s outstanding voting stock; and (ii) 10 business days shall have elapsed thereafter.

Attachment 3-7

ARTICLE IV.

Officers

SECTION 4.01 Number. The officers of the Corporation shall be a Chairman of the Board, a President, a Chief Financial Officer, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), and a Corporate Secretary. In addition, the Board may appoint such other officers as may be deemed expedient for the proper conduct of the business of the Corporation, each of whom shall have such authority and perform such duties as the Board may from time to time determine.

SECTION 4.02 Election, Term of Office and Qualifications. The officers of the Corporation, except such officers as may be appointed in accordance with Section 4.03, shall be chosen annually at the regular meeting of the Board held after the annual meeting of shareholders and shall serve at the pleasure of the Board. If officers are not chosen at such meeting of the Board, they shall be chosen as soon thereafter as shall be convenient. Each officer shall hold office until his successor shall have been duly chosen and shall qualify or until his resignation, death, disqualification or removal in the manner hereinafter provided.

SECTION 4.03 Assistants, Agents and Employees, Etc. In addition to the officers specified in Section 4.01, the Board may appoint other assistants, agents and employees as it may deem necessary or advisable, including one or more Assistant Secretaries, and one or more Assistant Financial Officers, each of whom shall hold office for such period, have such authority, and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

SECTION 4.04 Removal. Any officer, assistant, agent or employee of the Corporation may be removed, with or without cause, at any time: (i) in the case of an officer, assistant, agent or employee appointed by the Board, only by resolution of the Board; and (ii) in the case of an officer, assistant, agent or employee, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

SECTION 4.05 Resignations. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board, the President or the Corporate Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board, the Chairman of the Board, the President or the Corporate Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.06 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or other cause, may be filled by the Board for the unexpired portion of the term thereof.

SECTION 4.07 Inability to Act. In the case of absence or inability to act of any officer of the Corporation, the Board may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.

SECTION 4.08 The Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board.

SECTION 4.09 The Chief Executive Officer. The Chief Executive Officer, subject to the control of the Board, shall preside at all meetings shareholders, shall have the general charge of the business and affairs of the Corporation and shall oversee the management of the Corporation. If the offices of the Chief Executive Officer and Chairman are separate, in the absence of the Chairman or if designated to do so by the Board, the Chief Executive Officer shall exercise the powers and perform the duties of the Chairman or designate the executive officers of the Corporation by whom such powers shall be exercised and duties performed. The Chief Executive

Attachment 3-8

Officer shall see to it that all resolutions and orders of the Board are carried into effect and shall have full power of delegation in so doing. The Chief Executive Officer shall make reports to the Board and shareholders and shall have such other powers and perform such other duties as the Board or these Bylaws may, from time to time, prescribe.

SECTION 4.10 The President. The President of the Corporation shall, subject to the control of the Board and the Chief Executive Officer, have general and active supervision and management over the business of the Corporation and over its several officers, assistants, agents and employees, shall make reports to the Board and shareholders, and shall perform all such other duties as are incident to such office or are properly required by the Board or the Chief Executive Officer.

SECTION 4.11 The Chief Financial Officer. The Chief Financial Officer shall have the general care and custody of the funds and securities of the Corporation, and shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board, and shall keep regular books of account. He shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. He shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. He shall, in general, perform all other duties incident to the office of Chief Financial Officer and such other duties as from time to time may be properly assigned to him by the Board or the President.

SECTION 4.12 The Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board or the President may from time to time properly prescribe. At the request of the President, or in case of the President’s absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

SECTION 4.13 The Corporate Secretary. The Corporate Secretary shall, if present, record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed, in one or more books provided for that purpose; he shall see that all notices are duly given in accordance with these Bylaws and as required by law; and, in general, he shall perform all the duties incident to the office of Corporate Secretary and such other duties as may from time to time be properly assigned to him by the Board or the President.

SECTION 4.14 Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

ARTICLE V.

Contracts, Checks, Drafts, Bank Accounts, Etc.

SECTION 5.01 Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 5.02 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board.

Attachment 3-9

SECTION 5.03 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the President, the Chief Financial Officer or any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 5.04 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI.

Shares and Their Transfer

SECTION 6.01 Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and by the Chief Financial Officer or the Corporate Secretary or an Assistant Secretary. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.04.

SECTION 6.02 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporate Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 6.03 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more

Attachment 3-10

transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

SECTION 6.04 Lost, Stolen, Destroyed, and Mutilated Certificates. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

ARTICLE VII.

Indemnification

SECTION 7.01 Indemnification. Subject to any limitation which may be contained in the Certificate of Incorporation and the other provisions of this Article VII, the Corporation shall to the full extent permitted by law, including, without limitation, Delaware General Corporation Law § 145, as such law or Section now exists or shall hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), indemnify any person who was, is or is threatened to be made a party, a named defendant or respondent to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, arbitral, administrative, or investigative, any appeal in such action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, because such person is or was a director, officer employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit, or proceeding; provided, however, that, except as provided in Section 7.03 of this Article VII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if (i) such indemnification is expressly required to be made by law, (ii) the proceeding was expressly authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection Section 7.03 of this Article VII. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an individual did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 7.02 Expenses. Subject to any limitation which may be contained in the Certificate of Incorporation, the Corporation shall, to the full extent permitted by law, including, without limitation, § 145 of the Delaware General Corporation Law, as such law or Section now exists or shall hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), pay or reimburse on a current basis the expenses incurred by any person described in Section 7.01 in connection with any such action, suit, or proceeding in advance of the final disposition thereof, if the Corporation has received (i) a written affirmation by the recipient of his good faith belief that he has met the standard of conduct necessary for indemnification under the Delaware General Corporation Law and (ii) a written undertaking by or on behalf of such director or officer to repay the amount paid or reimbursed if it is ultimately determined that he has not satisfied such standard of conduct or if indemnification is prohibited by law.

Attachment 3-11

SECTION 7.03 Right of Indemnitee to Bring Suit. If a claim under Sections 7.01 or 7.02 of this Article VII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder, the burden of proving that the indemnitee is not entitled to be indemnified, under this Article VII or otherwise shall be on the Corporation.

SECTION 7.04 Other Rights and Remedies. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The rights provided in this Article VII shall be deemed to be provided by a contract between the Corporation and the individuals who serve in the capacities described in Section 7.01 at any time while these bylaws are in effect, and no repeal or modification of this Article VII by the stockholders shall adversely affect any right of any person otherwise entitled to indemnification by virtue of this Article VII at the time of such repeal or modification.

SECTION 7.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

SECTION 7.06 Constituent Corporations. For the purposes of this Article, references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would if such person had served the resulting or surviving corporation in the same capacity.”

ARTICLE VIII.

Miscellaneous

SECTION 8.01 Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December.

Attachment 3-12

SECTION 8.02 Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 8.03 Seal. The Corporation may have a corporate seal which shall have the name of the Corporation and shall be in such form as may be approved from time to time by the Board. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

SECTION 8.04 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

SECTION 8.05 Amendments. These Bylaws may be amended only in accordance with Article IX of the Corporation’s Certificate of Incorporation.

SECTION 8.06 Representation of Shares in Other Corporations. Shares of other corporations standing in the name of this Corporation may be voted or represented and all incidents thereto may be exercised on behalf of the Corporation by the Chairman of the Board, the President or any Vice President and the Chief Financial Officer or the Corporate Secretary or an Assistant Secretary.

SECTION 8.07 Forum for Adjustment of Disputes. Unless the Corporation consents in writing to the selection of an alternate forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware’s General Corporation Law, or (d) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section.

SECTION 8.08 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

SECTION 8.09 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

Attachment 3-13

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby appoints Charles F. Willis, IV and Z. Clifton Dameron IV (the “Named Proxies”) and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Willis Lease Finance Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Willis Lease Finance Corporation Special Meeting of Stockholders For Stockholders of record as of November 2, 2026 Tuesday, December 15, 2026 10:00 AM, Eastern Time Special meeting to be held via the internet - please visit www.proxydocs.com/WLFC for more details. P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/WLFC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-994-5580 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/WLFC YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:00 AM, Eastern Time, December 15, 2026. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Willis Lease Finance Corporation Special Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS FOR AGAINST ABSTAIN 1. The reincorporation of Willis Lease Finance Corporation to the State of Nevada by statutory conversion, as described in greater detail in the Proxy Statement. The Board of Directors recommends that you vote FOR this proposal; and #P1# #P1# #P1# FOR 2. The adjournment of the Special Meeting if necessary or appropriate to permit further solicitation and voting of proxies if there are insufficient votes at the time of the Special Meeting to approve the Nevada Reincorporation Proposal. The Board of Directors recommends that you vote FOR this adjournment proposal. #P2# #P2# #P2# FOR Proposal_Page - VIFL You must register to attend the meeting online and/or participate at www.proxydocs.com/WLFC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2